The Continental Corporation




The following is a reconciliation of reserves for losses and loss expenses reflected in the Combined Schedule P included herein, and the aggregate property and casualty statutory reserves.


Reconciliation of Reserves for Loss                                 1993
and Loss Expenses                                                (Millions)


Schedule P - Part 1 - Summary

    Net Loss Unpaid                                               $4,954.0
    Net Loss Expenses Unpaid                                         751.1
Total Schedule P Losses and
  Loss Expenses Unpaid                                             5,705.1

Plus: Foriegn Subsidiaries (1)                                       387.3
                                                                 ----------
Total Net Statutory Reserves of
  Continuing Operations                                           $6,092.4
                                                                 ==========
                                                                 ==========


(1) Not required to file Schedule P with insurance requlatory authorities.






         CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
    CONTINENTAL CORPORATION COMBINED SCHEDULE P FOR INSURANCE SEGMENTS
    ..................................................................
                                  (Name)


              SCHEDULE P - ANALYSIS OF LOSSES AND LOSS EXPENSES
                           Notes to Schedule P


(1) The Parts of Schedule P:
   Part 1 - detailed information on losses and loss expenses.
   Part 2 - history of incurred losses and allocated expenses.
   Part 3 - history of loss and allocated expense payments.
   Part 4 - history of bulk and incurred-but-not reported reserves. Schedule P Interrogatories

(2) Lines of business A through M and R are groupings of the lines of business used on Page 14, the state page.

(3) Reinsurance A, B, C, and D (lines N to Q) are:
    Reinsurance A = nonproportional property (1988 and subsequent) Reinsurance B = nonproportional liability (1988 and subsequent) Reinsurance C = financial lines (1988 and subsequent)
    Reinsurance D = old Schedule O line 30 (1987 and prior)
(4) The Instructions to Schedule P contain directions necessary for filling out Schedule P.


                          SCHEDULE P - PART 1 - SUMMARY
                                  (000 omitted)

 -----------------------------------------------------------------------
|             |             Premiums Earned             |
|      1      |-----------------------------------------|---------------
|    Years    |      2      |      3      |      4      |  Loss Payments
|   in Which  |             |             |             |
|Premiums Were|             |             |             |---------------
|  Earned and |   Direct    |             |     Net     |      5       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |
|   Incurred  |   Assumed   |             |             | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |      113,728 |
| 2. 1984.....|   3,126,993 |     675,910 |   2,451,083 |    2,465,627 |
| 3. 1985.....|   3,685,789 |     808,413 |   2,877,376 |    2,934,980 |
| 4. 1986.....|   4,673,896 |   1,074,379 |   3,599,517 |    2,489,914 |
| 5. 1987.....|   5,150,610 |   1,100,758 |   4,049,852 |    2,800,589 |
| 6. 1988.....|   5,661,236 |   1,494,084 |   4,167,152 |    3,204,567 |
| 7. 1989.....|   5,523,905 |   1,441,672 |   4,082,233 |    4,200,872 |
| 8. 1990.....|   5,255,258 |   1,427,260 |   3,827,998 |    2,799,192 |
| 9. 1991.....|   4,961,965 |   1,352,090 |   3,609,875 |    2,464,592 |
|10. 1992.....|   5,164,534 |   1,573,011 |   3,591,523 |    2,751,802 |
|11. 1993.....|   5,357,315 |   1,336,721 |   4,020,594 |    1,323,143 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |   27,549,006 |
 -----------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


 ----------------------------------------------------------------------------
|             |             Loss and Loss Expense Payments
|             |--------------------------------------------------------------
|             |  Loss Payments |         Allocated Loss      |      9       |
|             |                |        Expense Payments     |              |
|             |----------------|-----------------------------|   Salvage    |
|             |        6       |      7       |      8       |     and      |
|             |                |    Direct    |              | Subrogation  |
|             |      Ceded     | and Assumed  |    Ceded     |   Received   |
|-------------|----------------|--------------|--------------|--------------|
|             |                |              |              |              |
| 1. Prior ...|         66,107 |       50,754 |         (175)|        1,343 |
| 2. 1984.....|        500,615 |      305,646 |       46,884 |       57,113 |
| 3. 1985.....|        715,077 |      309,968 |       38,836 |       58,862 |
| 4. 1986.....|        480,775 |      289,810 |       34,589 |       57,210 |
| 5. 1987.....|        586,963 |      300,447 |       28,608 |       53,808 |
| 6. 1988.....|        810,407 |      342,648 |       39,478 |       55,859 |
| 7. 1989.....|      1,730,785 |      355,172 |       73,584 |       51,141 |
| 8. 1990.....|        797,951 |      272,505 |       34,451 |       46,025 |
| 9. 1991.....|        621,770 |      222,982 |       23,565 |       38,251 |
|10. 1992.....|      1,225,078 |      185,191 |       28,995 |       26,513 |
|11. 1993.....|        441,359 |      123,836 |        2,315 |       16,043 |
|-------------|----------------|--------------|--------------|--------------|
|12. Totals ..|      7,976,887 |    2,758,959 |      351,130 |      462,168 |
 ----------------------------------------------------------------------------


 -------------|--------------------------------------------
|             |Loss and Loss Expense Payment|              |
|             |-----------------------------|      12      |
|             |      10      |      11      |              |
|             |              |              |  Number of   |
|             | Unallocated  |    Total     |    Claims    |
|             |     Loss     |   Net Paid   |  Reported -  |
|             |   Expense    |  (5 - 6 + 7  |  Direct and  |
|             |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. Prior ...|        2,784 |      101,334 |   X X X X    |
| 2. 1984.....|       43,687 |    2,267,461 |   X X X X    |
| 3. 1985.....|       45,817 |    2,536,852 |   X X X X    |
| 4. 1986.....|       44,286 |    2,308,646 |   X X X X    |
| 5. 1987.....|       49,885 |    2,535,350 |   X X X X    |
| 6. 1988.....|       58,586 |    2,755,916 |   X X X X    |
| 7. 1989.....|       69,021 |    2,820,696 |   X X X X    |
| 8. 1990.....|       64,968 |    2,304,263 |   X X X X    |
| 9. 1991.....|       58,936 |    2,101,175 |   X X X X    |
|10. 1992.....|       57,258 |    1,740,178 |   X X X X    |
|11. 1993.....|       56,425 |    1,059,730 |   X X X X    |
|-------------|--------------|--------------|--------------|
|12. Total ...|      551,653 |   22,531,601 |   X X X X    |
 ----------------------------------------------------------



 -----------------------------------------------------------------------
|             |                      Losses Unpaid                     |
|             |--------------------------------------------------------|
|             |          Case Basis       |          Bulk + IBNR       |
|             |---------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |
|             |   Direct    |             |   Direct    |              |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
| 1. Prior ...|     770,828 |     393,415 |      21,601 |        5,231 |
| 2. 1984.....|     104,860 |      44,438 |      12,188 |        4,255 |
| 3. 1985.....|     153,472 |      74,814 |      12,658 |        5,467 |
| 4. 1986.....|     118,455 |      46,015 |      16,513 |        7,388 |
| 5. 1987.....|     168,674 |      60,745 |      42,234 |       18,730 |
| 6. 1988.....|     291,320 |     101,142 |      58,266 |       29,147 |
| 7. 1989.....|     416,511 |     151,632 |      96,394 |       43,604 |
| 8. 1990.....|     519,389 |     187,495 |     161,066 |       65,101 |
| 9. 1991.....|     617,642 |     154,189 |     262,115 |      151,735 |
|10. 1992.....|     975,861 |     358,068 |     612,930 |      326,057 |
|11. 1993.....|   1,015,040 |     166,168 |   1,469,488 |      568,672 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|   5,152,052 |   1,738,121 |   2,765,453 |    1,225,387 |
 -----------------------------------------------------------------------

 -----------------------------------------------------------
|             |               Allocated Loss Expenses Unpaid
|             |---------------------------------------------
|             |          Case Basis         | Bulk + IBNR
|             |-----------------------------|---------------
|             |      17      |      18      |      19      |
|             |    Direct    |              |    Direct    |
|             | and Assumed  |    Ceded     | and Assumed  |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. Prior ...|            0 |            0 |       26,091 |
| 2. 1984.....|            0 |            0 |        7,663 |
| 3. 1985.....|            0 |            0 |       10,069 |
| 4. 1986.....|            0 |            0 |       12,189 |
| 5. 1987.....|            0 |            0 |       21,236 |
| 6. 1988.....|            0 |            0 |       38,967 |
| 7. 1989.....|            0 |            0 |       52,342 |
| 8. 1990.....|            0 |            0 |       81,385 |
| 9. 1991.....|            0 |            0 |      121,057 |
|10. 1992.....|            0 |            0 |      231,352 |
|11. 1993.....|            0 |            0 |      301,146 |
|-------------|--------------|--------------|--------------|
|12. Totals ..|            0 |            0 |      903,497 |
 -----------------------------------------------------------


 -----------------------------------------------------------------------
|             |             |             |              |              |
|             |-------------|     21      |      22      |      23      |
|             | Bulk + IBNR |             |              |              |
|             |-------------|   Salvage   | Unallocated  |    Total     |
|             |     20      |     and     |     Loss     |  Net Losses  |
|             |             | Subrogation |   Expenses   | and Expenses |
|             |    Ceded    | Anticipated |    Unpaid    |    Unpaid    |
| ------------|-------------|-------------|--------------|--------------|
|             |             |             |              |              |
| 1. Prior ...|       3,851 |       1,030 |        1,103 |      417,126 |
| 2. 1984.....|       1,221 |         612 |          463 |       75,260 |
| 3. 1985.....|       1,648 |       1,201 |          593 |       94,863 |
| 4. 1986.....|       3,068 |       1,924 |          811 |       91,497 |
| 5. 1987.....|       6,559 |       3,491 |        1,148 |      147,258 |
| 6. 1988.....|      10,896 |       7,328 |        2,332 |      249,700 |
| 7. 1989.....|      16,395 |      13,063 |        3,542 |      357,158 |
| 8. 1990.....|      22,157 |      14,644 |        6,050 |      493,137 |
| 9. 1991.....|      24,042 |      19,127 |       12,366 |      683,214 |
|10. 1992.....|      75,122 |      26,311 |       18,037 |    1,078,933 |
|11. 1993.....|      61,589 |      46,164 |       27,696 |    2,016,941 |
|-------------|-------------|-------------|--------------|--------------|
|12. Totals ..|     226,548 |     134,895 |       74,141 |    5,705,087 |
 -----------------------------------------------------------------------


 --------------------------- -------------------------------------------
|             |     24      |            Total Losses and              |
|             |  Number of  |         Loss Expenses Incurred           |
|             |   Claims    |------------------------------------------|
|             |Outstanding -|     25      |     26      |      27      |
|             |   Direct    |   Direct    |             |              |
|             | and Assumed | and Assumed |    Ceded    |     Net *    |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
| 1. Prior ...|   X X X X   |             |    X X X X  |    X X X X   |
| 2. 1984.....|   X X X X   |   2,940,134 |     597,413 |    2,342,721 |
| 3. 1985.....|   X X X X   |   3,467,557 |     835,842 |    2,631,715 |
| 4. 1986.....|   X X X X   |   2,971,978 |     571,835 |    2,400,143 |
| 5. 1987.....|   X X X X   |   3,384,213 |     701,605 |    2,682,608 |
| 6. 1988.....|   X X X X   |   3,996,686 |     991,070 |    3,005,616 |
| 7. 1989.....|   X X X X   |   5,193,854 |   2,016,000 |    3,177,854 |
| 8. 1990.....|   X X X X   |   3,904,555 |   1,107,155 |    2,797,400 |
| 9. 1991.....|   X X X X   |   3,759,690 |     975,301 |    2,784,389 |
|10. 1992.....|   X X X X   |   4,832,431 |   2,013,320 |    2,819,111 |
|11. 1993.....|   X X X X   |   4,316,812 |   1,240,141 |    3,076,671 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|   X X X X   |             |   X X X X   |   X X X X    |
 -----------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

 -----------------------------------------------------------
|             |      Loss and Loss Expense Percentage      |
|             |         (Incurred/Premiums Earned)         |
|             |--------------------------------------------|
|             |      28      |      29      |      30      |
|             |    Direct    |              |              |
|             | and Assumed  |    Ceded     |     Net      |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. Prior ...|   X X X X    |    X X X X   |    X X X X   |
| 2. 1984.....|         94.0 |         88.4 |         95.6 |
| 3. 1985.....|         94.1 |        103.4 |         91.5 |
| 4. 1986.....|         63.6 |         53.2 |         66.7 |
| 5. 1987.....|         65.7 |         63.7 |         66.2 |
| 6. 1988.....|         70.6 |         66.3 |         72.1 |
| 7. 1989.....|         94.0 |        139.8 |         77.8 |
| 8. 1990.....|         74.3 |         77.6 |         73.1 |
| 9. 1991.....|         75.8 |         72.1 |         77.1 |
|10. 1992.....|         93.6 |        128.0 |         78.5 |
|11. 1993.....|         80.6 |         92.8 |         76.5 |
|-------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X    |    X X X X   |    X X X X   |
 -----------------------------------------------------------

 -----------------------------------------------------------
|             |      Discount for Time      |              |
|             |       Value of Money        |      33      |
|             |-----------------------------|Inter-Company |
|             |      31      |      32      |   Pooling    |
|             |              |     Loss     |Participation |
|             |     Loss     |   Expense    |  Percentage  |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. Prior ...|            0 |            0 |    X X X X   |
| 2. 1984.....|            0 |            0 |        100.0 |
| 3. 1985.....|            0 |            0 |        100.0 |
| 4. 1986.....|            0 |            0 |        100.0 |
| 5. 1987.....|            0 |            0 |        100.0 |
| 6. 1988.....|            0 |            0 |        100.0 |
| 7. 1989.....|            0 |            0 |        100.0 |
| 8. 1990.....|            0 |            0 |        100.0 |
| 9. 1991.....|            0 |            0 |        100.0 |
|10. 1992.....|            0 |            0 |        100.0 |
|11. 1993.....|            0 |            0 |        100.0 |
|-------------|--------------|--------------|--------------|
|12. Totals ..|            0 |            0 |    X X X X   |
 -----------------------------------------------------------

 ------------------------------------------
|             |  Net Balance Sheet Reserves|
|             |        After Discount      |
|             |----------------------------|
|             |      34      |     35      |
|             |    Losses    |Loss Expenses|
|             |    Unpaid    |   Unpaid    |
|-------------|--------------|-------------|
|             |              |             |
| 1. Prior ...|      393,783 |      23,343 |
| 2. 1984.....|       68,355 |       6,905 |
| 3. 1985.....|       85,849 |       9,014 |
| 4. 1986.....|       81,565 |       9,932 |
| 5. 1987.....|      131,433 |      15,825 |
| 6. 1988.....|      219,297 |      30,403 |
| 7. 1989.....|      317,669 |      39,489 |
| 8. 1990.....|      427,859 |      65,278 |
| 9. 1991.....|      573,833 |     109,381 |
|10. 1992.....|      904,666 |     174,267 |
|11. 1993.....|    1,749,688 |     267,253 |
|-------------|--------------|-------------|
|12. Totals ..|    4,953,997 |     751,090 |
 ------------------------------------------


       CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
    CONTINENTAL CORPORATION COMBINED SCHEDULE P FOR INSURANCE SEGMENTS
    ..................................................................
				(Name)



                      SCHEDULE P - PART 2 - SUMMARY

                             (000 omitted)

 ----------------------------------------------------------------
|                   | Incurred Losses and Allocated Expenses
|         1         |   Reported At Year End (000 omitted)
|   Years in Which  |--------------------------------------------
|    Losses Were    |      2        |      3      |      4      |
|     Incurred      |    1984       |    1985     |    1986     |
|-------------------|---------------|-------------|-------------|
|                   |               |             |             |
|                   |               |             |             |
|  1.   Prior ......|   1,747,702 * |   1,891,639 |   1,927,528 |
|  2.   1984........|   1,951,369   |   2,072,850 |   2,109,125 |
|  3.   1985........|    X X X X    |   2,266,866 |   2,269,931 |
|  4.   1986........|    X X X X    |   X X X X   |   2,600,948 |
|  5.   1987........|    X X X X    |   X X X X   |   X X X X   |
|  6.   1988........|    X X X X    |   X X X X   |   X X X X   |
|  7.   1989........|    X X X X    |   X X X X   |   X X X X   |
|  8.   1990........|    X X X X    |   X X X X   |   X X X X   |
|  9.   1991........|    X X X X    |   X X X X   |   X X X X   |
| 10.   1992........|    X X X X    |   X X X X   |   X X X X   |
| 11.   1993........|    X X X X    |   X X X X   |   X X X X   |
|----------------------------------------------------------------
| 12.    Totals .................................................
 ----------------------------------------------------------------
  *Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
 **Current year less first or second prior year, showing
   (redundant) or adverse.

 --------------------------------------------------------------
|                   | Incurred Losses and Allocated Expense
|	  1	    |	Reported At Year End (000 omitted)
|   Years in Which  |------------------------------------------
|    Losses Were    |      5      |      6      |      7      |
|     Incurred      |    1987     |    1988     |    1989     |
|-------------------|-------------|-------------|-------------|
|                   |             |             |             |
|                   |             |             |             |
|  1.   Prior ......|   2,054,681 |   2,156,767 |   2,283,221 |
|  2.   1984........|   2,152,705 |   2,195,743 |   2,254,545 |
|  3.   1985........|   2,321,010 |   2,411,134 |   2,487,602 |
|  4.   1986........|   2,457,402 |   2,427,011 |   2,385,452 |
|  5.   1987........|   2,797,606 |   2,714,719 |   2,679,047 |
|  6.   1988........|    X X X X  |   2,933,669 |   2,887,861 |
|  7.   1989........|    X X X X  |   X X X X   |   3,068,278 |
|  8.   1990........|    X X X X  |   X X X X   |   X X X X   |
|  9.   1991........|    X X X X  |   X X X X   |   X X X X   |
| 10.   1992........|    X X X X  |   X X X X   |   X X X X   |
| 11.   1993........|    X X X X  |   X X X X   |   X X X X   |
|--------------------------------------------------------------
| 12.    Totals ...............................................
 --------------------------------------------------------------


 --------------------------------------------------------------
|		    | Incurred Losses and Allocated Expense
|         1         |   Reported At Year End (000 omitted)
|   Years in Which  |------------------------------------------
|    Losses Were    |      8      |      9      |     10      |
|     Incurred      |    1990     |    1991     |    1992     |
|-------------------|-------------|-------------|-------------|
|                   |             |             |             |
|                   |             |             |             |
|  1.   Prior ......|   2,350,928 |   2,457,490 |   2,577,463 |
|  2.   1984........|   2,271,250 |   2,290,755 |   2,293,739 |
|  3.   1985........|   2,521,188 |   2,549,178 |   2,574,806 |
|  4.   1986........|   2,369,109 |   2,368,950 |   2,352,555 |
|  5.   1987........|   2,673,536 |   2,672,468 |   2,630,671 |
|  6.   1988........|   2,887,231 |   2,877,014 |   2,914,024 |
|  7.   1989........|   3,074,108 |   3,045,344 |   3,096,107 |
|  8.   1990........|   2,787,639 |   2,759,614 |   2,724,188 |
|  9.   1991........|    X X X X  |   2,709,812 |   2,718,467 |
| 10.   1992........|    X X X X  |   X X X X   |   2,790,082 |
| 11.   1993........|    X X X X  |   X X X X   |   X X X X   |
|--------------------------------------------------------------
| 12.    Totals ...............................................
 --------------------------------------------------------------

 -------------------------------------------------------------
|         1         |             |       Development**       |
|   Years in Which  |-------------|---------------------------|
|    Losses Were    |     11      |     12      |     13      |
|     Incurred      |    1993     |  One Year   |  Two Year   |
|-------------------|-------------|-------------|-------------|
|                   |             |             |             |
|                   |             |             |             |
|  1.   Prior ......|   2,628,236 |      50,773 |     170,746 |
|  2.   1984........|   2,298,571 |       4,832 |       7,816 |
|  3.   1985........|   2,585,305 |      10,499 |      36,127 |
|  4.   1986........|   2,355,046 |       2,491 |     (13,904)|
|  5.   1987........|   2,631,575 |         904 |     (40,893)|
|  6.   1988........|   2,944,698 |      30,674 |      67,684 |
|  7.   1989........|   3,105,291 |       9,184 |      59,947 |
|  8.   1990........|   2,726,382 |       2,194 |     (33,232)|
|  9.   1991........|   2,713,087 |      (5,380)|       3,275 |
| 10.   1992........|   2,743,816 |     (46,266)|   X X X X   |
| 11.   1993........|   2,992,550 |   X X X X   |   X X X X   |
|---------------------------------|-------------|-------------|
| 12.    Totals ..................|      59,905 |     257,566 |
 -------------------------------------------------------------




                          SCHEDULE P - PART 3 - SUMMARY


 ----------------------------------------------------------------
|                   |  Cumulative Paid in Losses and Allocated
|         1         |    Expenses At Year End (000 omitted)
|   Years in Which  |--------------------------------------------
|    Losses Were    |      2        |      3      |      4      |
|     Incurred      |    1984       |    1985     |    1986     |
|                   |               |             |             |
|-------------------|---------------|-------------|-------------|
|                   |               |             |             |
|  1.   Prior ......|     000       |     513,253 |     933,844 |
|  2.   1984........|     838,668   |   1,378,759 |   1,660,734 |
|  3.   1985........|   X X X X     |     891,344 |   1,537,733 |
|  4.   1986........|   X X X X     |   X X X X   |     812,557 |
|  5.   1987........|   X X X X     |   X X X X   |   X X X X   |
|  6.   1988........|   X X X X     |   X X X X   |   X X X X   |
|  7.   1989........|   X X X X     |   X X X X   |   X X X X   |
|  8.   1990........|   X X X X     |   X X X X   |   X X X X   |
|  9.   1991........|   X X X X     |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X     |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X     |   X X X X   |   X X X X   |
 ----------------------------------------------------------------
 Note: Net of salvage and subrogation received.


 --------------------------------------------------------------
|                   |
|         1         |
|   Years in Which  |------------------------------------------
|    Losses Were    |      5      |      6      |      7      |
|     Incurred      |    1987     |    1988     |    1989     |
|                   |             |             |             |
|-------------------|-------------|-------------|-------------|
|                   |             |             |             |
|  1.   Prior ......|   1,204,549 |   1,443,213 |   1,640,802 |
|  2.   1984........|   1,854,464 |   1,979,750 |   2,068,842 |
|  3.   1985........|   1,845,251 |   2,060,441 |   2,215,265 |
|  4.   1986........|   1,370,763 |   1,676,563 |   1,888,323 |
|  5.   1987........|     855,804 |   1,477,035 |   1,886,289 |
|  6.   1988........|   X X X X   |     918,107 |   1,626,830 |
|  7.   1989........|   X X X X   |   X X X X   |     929,122 |
|  8.   1990........|   X X X X   |   X X X X   |   X X X X   |
|  9.   1991........|   X X X X   |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X   |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X   |   X X X X   |   X X X X   |
 --------------------------------------------------------------

 --------------------------------------------------------------
|                   |
|         1         |
|   Years in Which  |------------------------------------------
|    Losses Were    |      8      |      9      |     10      |
|     Incurred      |    1990     |    1991     |    1992     |
|                   |             |             |             |
|-------------------|-------------|-------------|-------------|
|                   |             |             |             |
|  1.   Prior ......|   1,793,830 |   1,935,097 |   2,113,663 |
|  2.   1984........|   2,124,483 |   2,175,059 |   2,212,357 |
|  3.   1985........|   2,333,530 |   2,401,220 |   2,469,356 |
|  4.   1986........|   2,035,363 |   2,136,220 |   2,221,293 |
|  5.   1987........|   2,123,358 |   2,286,723 |   2,413,472 |
|  6.   1988........|   2,057,209 |   2,348,676 |   2,547,211 |
|  7.   1989........|   1,752,683 |   2,186,823 |   2,539,595 |
|  8.   1990........|     837,137 |   1,559,605 |   1,983,924 |
|  9.   1991........|   X X X X   |     899,804 |   1,690,358 |
| 10.   1992........|   X X X X   |   X X X X   |   1,004,238 |
| 11.   1993........|   X X X X   |   X X X X   |   X X X X   |
 --------------------------------------------------------------

 -------------------------------------------------------------
|                   |             |     12      |     13      |
|         1         |             |  Number of  |  Number of  |
|   Years in Which  |-------------|   Claims    |   Claims    |
|    Losses Were    |     11      | Closed With |   Closed    |
|     Incurred      |    1993     |    Loss     |Without Loss |
|                   |             |   Payment   |   Payment   |
|-------------------|-------------|-------------|-------------|
|                   |             |             |             |
|  1.   Prior ......|   2,212,213 |   X X X X   |   X X X X   |
|  2.   1984........|   2,223,774 |   X X X X   |   X X X X   |
|  3.   1985........|   2,491,035 |   X X X X   |   X X X X   |
|  4.   1986........|   2,264,360 |   X X X X   |   X X X X   |
|  5.   1987........|   2,485,465 |   X X X X   |   X X X X   |
|  6.   1988........|   2,697,330 |   X X X X   |   X X X X   |
|  7.   1989........|   2,751,675 |   X X X X   |   X X X X   |
|  8.   1990........|   2,239,295 |   X X X X   |   X X X X   |
|  9.   1991........|   2,042,239 |   X X X X   |   X X X X   |
| 10.   1992........|   1,682,920 |   X X X X   |   X X X X   |
| 11.   1993........|   1,003,305 |   X X X X   |   X X X X   |
 -------------------------------------------------------------






                       SCHEDULE P - PART 4 - SUMMARY


 ---------------------------------------------------------------
|                   | Bulk and Incurred But Not Reported Reserves
|	  1	    | on Losses and Allocated at Year End (000 omitted)
|    Years in Which | ------------------------------------------
|     Losses Were   |       2      |      3      |      4      |
|     Incurred      |     1984     |    1985     |    1986     |
|-------------------|--------------|-------------|-------------|
|                   |              |             |             |
|  1.    Prior .....|      370,082 |     274,073 |     135,754 |
|  2.    1984.......|      510,488 |     151,223 |      66,421 |
|  3.    1985.......|   X X X X    |     659,220 |     191,556 |
|  4.    1986.......|   X X X X    |   X X X X   |     995,450 |
|  5.    1987.......|   X X X X    |   X X X X   |   X X X X   |
|  6.    1988.......|   X X X X    |   X X X X   |   X X X X   |
|  7.    1989.......|   X X X X    |   X X X X   |   X X X X   |
|  8.    1990.......|   X X X X    |   X X X X   |   X X X X   |
|  9.    1991.......|   X X X X    |   X X X X   |   X X X X   |
| 10.    1992.......|   X X X X    |   X X X X   |   X X X X   |
| 11.    1993.......|   X X X X    |   X X X X   |   X X X X   |
 ---------------------------------------------------------------

 ---------------------------------------------------------------
|         1         |
|    Years in Which | ------------------------------------------
|     Losses Were   |       5      |      6      |      7      |
|     Incurred      |     1987     |    1988     |    1989     |
|-------------------|--------------|-------------|-------------|
|                   |              |             |             |
|  1.    Prior .....|      130,798 |     109,891 |     103,074 |
|  2.    1984.......|       50,471 |      41,116 |      41,268 |
|  3.    1985.......|      111,575 |      74,480 |      61,799 |
|  4.    1986.......|      375,423 |     206,066 |     164,322 |
|  5.    1987.......|    1,077,609 |     479,183 |     311,285 |
|  6.    1988.......|   X X X X    |   1,162,184 |     510,267 |
|  7.    1989.......|   X X X X    |   X X X X   |   1,156,304 |
|  8.    1990.......|   X X X X    |   X X X X   |   X X X X   |
|  9.    1991.......|   X X X X    |   X X X X   |   X X X X   |
| 10.    1992.......|   X X X X    |   X X X X   |   X X X X   |
| 11.    1993.......|   X X X X    |   X X X X   |   X X X X   |
 ---------------------------------------------------------------

 ---------------------------------------------------------------
|         1         |
|    Years in Which | ------------------------------------------
|     Losses Were   |       8      |      9      |     10      |
|     Incurred      |     1990     |    1991     |    1992     |
|-------------------|--------------|-------------|-------------|
|                   |              |             |             |
|  1.    Prior .....|       67,180 |      53,297 |      50,274 |
|  2.    1984.......|       31,629 |      21,352 |      17,120 |
|  3.    1985.......|       43,232 |      32,679 |      17,346 |
|  4.    1986.......|      107,154 |      67,062 |      36,666 |
|  5.    1987.......|      227,358 |     140,942 |      79,198 |
|  6.    1988.......|      318,898 |     203,943 |     120,761 |
|  7.    1989.......|      563,711 |     318,039 |     180,909 |
|  8.    1990.......|    1,059,916 |     489,987 |     286,981 |
|  9.    1991.......|   X X X X    |     967,827 |     420,180 |
| 10.    1992.......|   X X X X    |   X X X X   |     939,369 |
| 11.    1993.......|   X X X X    |   X X X X   |   X X X X   |
 ---------------------------------------------------------------

 ----------------------------------
|         1         |              |
|    Years in Which | -------------|
|     Losses Were   |      11      |
|     Incurred      |     1993     |
|-------------------|--------------|
|                   |              |
|  1.    Prior .....|       38,610 |
|  2.    1984.......|       14,375 |
|  3.    1985.......|       15,612 |
|  4.    1986.......|       18,246 |
|  5.    1987.......|       38,181 |
|  6.    1988.......|       57,190 |
|  7.    1989.......|       88,737 |
|  8.    1990.......|      155,193 |
|  9.    1991.......|      207,395 |
| 10.    1992.......|      443,103 |
| 11.    1993.......|    1,140,373 |
 ----------------------------------


          CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
    CONTINENTAL CORPORATION COMBINED SCHEDULE P FOR INSURANCE SEGMENTS
    ..................................................................
				 (Name)



                SCHEDULE P - PART 1A - HOMEOWNERS/FARMOWNERS

			     (000 omitted)

 ----------------------------------------------------------------------
|      1      |             Premiums Earned             |
|             |-----------------------------------------|--------------
|    Years    |      2      |      3      |      4      | Loss Payments
|   in Which  |             |             |             |
|Premiums Were|             |             |             |---------------
|  Earned and |   Direct    |             |     Net     |      5       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |
|   Incurred  |   Assumed   |             |             | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
|             |             |             |             |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |          217 |
| 2. 1984.....|     345,361 |      48,105 |     297,256 |      211,992 |
| 3. 1985.....|     381,544 |      71,535 |     310,009 |      272,949 |
| 4. 1986.....|     358,516 |      56,746 |     301,770 |      204,791 |
| 5. 1987.....|     328,588 |      48,143 |     280,445 |      168,262 |
| 6. 1988.....|     303,786 |      53,252 |     250,534 |      180,342 |
| 7. 1989.....|     287,732 |      64,623 |     223,109 |      397,572 |
| 8. 1990.....|     266,259 |      48,634 |     217,625 |      157,584 |
| 9. 1991.....|     254,040 |      17,986 |     236,054 |      183,653 |
|10. 1992.....|     257,413 |      40,681 |     216,732 |      371,813 |
|11. 1993.....|     271,693 |      40,594 |     231,099 |      131,945 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |    2,281,120 |
 -----------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


 -----------------------------------------------------------
|      1      |           Loss and Loss Expense Payments
|             |---------------------------------------------
|    Years    |              |         Allocated Loss      |
|   in Which  |              |        Expense Payments     |
|Premiums Were|--------------|-----------------------------|
|  Earned and |      6       |      7       |      8       |
| Losses Were |              |    Direct    |              |
|   Incurred  |    Ceded     | and Assumed  |    Ceded     |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
|             |              |              |              |
| 1. Prior ...|        1,685 |         (893)|          651 |
| 2. 1984.....|       11,091 |       24,013 |          790 |
| 3. 1985.....|       40,030 |       24,357 |        3,630 |
| 4. 1986.....|       25,064 |       20,354 |        1,318 |
| 5. 1987.....|       14,986 |       20,516 |        1,144 |
| 6. 1988.....|       17,116 |       19,199 |        2,082 |
| 7. 1989.....|      258,744 |       24,994 |        4,584 |
| 8. 1990.....|       21,579 |       16,451 |          517 |
| 9. 1991.....|       15,728 |       14,891 |          535 |
|10. 1992.....|      204,659 |       15,094 |        2,007 |
|11. 1993.....|       11,036 |       14,723 |          (32)|
|-------------|--------------|--------------|--------------|
|12. Totals ..|      621,718 |      193,699 |       17,226 |
 -----------------------------------------------------------

 -----------------------------------------------------------
|      1      |                                            |
|             |--------------------------------------------|
|    Years    |      9       |      10      |      11      |
|   in Which  |              |              |              |
|Premiums Were|   Salvage    | Unallocated  |    Total     |
|  Earned and |     and      |     Loss     |   Net Paid   |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
|             |              |              |              |
| 1. Prior ...|           23 |          (23)|       (3,035)|
| 2. 1984.....|        2,062 |        2,294 |      226,418 |
| 3. 1985.....|        1,802 |        2,408 |      256,054 |
| 4. 1986.....|        2,009 |        1,921 |      200,684 |
| 5. 1987.....|        1,001 |        2,292 |      174,940 |
| 6. 1988.....|        1,995 |        2,446 |      182,789 |
| 7. 1989.....|        1,583 |        2,950 |      162,188 |
| 8. 1990.....|        1,260 |        3,886 |      155,825 |
| 9. 1991.....|          916 |        3,827 |      186,108 |
|10. 1992.....|        1,208 |        4,595 |      184,836 |
|11. 1993.....|          216 |        4,233 |      139,897 |
|-------------|--------------|--------------|--------------|
|12. Totals ..|       14,075 |       30,829 |    1,866,704 |
 -----------------------------------------------------------

 -----------------------------------------------------------------------
|             |              |                      Losses Unpaid
|             |      12      |------------------------------------------
|             |  Number of   |          Case Basis       | Bulk	& IBNR
|             |    Claims    |---------------------------|--------------
|             |  Reported -  |     13      |     14      |     15      |
|             |  Direct and  |   Direct    |             |   Direct    |
|             |   Assumed    | and Assumed |    Ceded    | and Assumed |
|-------------|--------------|-------------|-------------|-------------|
|             |              |             |             |             |
|             |              |             |             |             |
| 1. Prior ...|    X X X X   |       1,317 |         253 |           1 |
| 2. 1984.....|      128,346 |         306 |           7 |           0 |
| 3. 1985.....|      121,212 |       1,136 |         538 |           0 |
| 4. 1986.....|       94,879 |       1,139 |         131 |           0 |
| 5. 1987.....|       81,825 |         877 |           3 |           0 |
| 6. 1988.....|       72,248 |       1,214 |          86 |           0 |
| 7. 1989.....|       27,063 |       3,909 |         547 |         164 |
| 8. 1990.....|       67,055 |       4,687 |         573 |         427 |
| 9. 1991.....|       76,077 |       9,798 |         470 |       1,109 |
|10. 1992.....|       71,096 |      10,008 |      (2,110)|       2,301 |
|11. 1993.....|       58,230 |      25,159 |      (1,032)|      12,713 |
|-------------|--------------|-------------|-------------|-------------|
|12. Totals ..|    X X X X   |      59,550 |        (534)|      16,715 |
 ---------------------------- ------------------------------------------


 -----------------------------------------------------------
|             |              | Allocated Loss Expenses Unpaid
|             |--------------|------------------------------
|             |              |          Case Basis         |
|             |--------------|-----------------------------|
|             |      16      |      17      |      18      |
|             |              |    Direct    |              |
|             |    Ceded     | and Assumed  |    Ceded     |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
|             |              |              |              |
| 1. Prior ...|            0 |            0 |            0 |
| 2. 1984.....|            0 |            0 |            0 |
| 3. 1985.....|            0 |            0 |            0 |
| 4. 1986.....|            0 |            0 |            0 |
| 5. 1987.....|            0 |            0 |            0 |
| 6. 1988.....|            0 |            0 |            0 |
| 7. 1989.....|            0 |            0 |            0 |
| 8. 1990.....|            9 |            0 |            0 |
| 9. 1991.....|           87 |            0 |            0 |
|10. 1992.....|          479 |            0 |            0 |
|11. 1993.....|        2,889 |            0 |            0 |
|-------------|--------------|--------------|--------------|
|12. Totals ..|        3,464 |            0 |            0 |
 -----------------------------------------------------------

 -----------------------------------------------------------
|             |                             |              |
|             |-----------------------------|      21      |
|             |          Bulk + IBNR        |              |
|             |-----------------------------|   Salvage    |
|             |      19      |      20      |     and      |
|             |    Direct    |              | Subrogation  |
|             | and Assumed  |    Ceded     | Anticipated  |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
|             |              |              |              |
| 1. Prior ...|          145 |            2 |            6 |
| 2. 1984.....|           28 |            2 |            8 |
| 3. 1985.....|          144 |            0 |            6 |
| 4. 1986.....|          141 |            7 |            9 |
| 5. 1987.....|          154 |            2 |           13 |
| 6. 1988.....|          175 |            0 |           83 |
| 7. 1989.....|          410 |            5 |          171 |
| 8. 1990.....|          760 |           27 |          264 |
| 9. 1991.....|        1,316 |           20 |          213 |
|10. 1992.....|        2,103 |           70 |          328 |
|11. 1993.....|        8,395 |          538 |          919 |
|-------------|--------------|--------------|--------------|
|12. Totals ..|       13,771 |          673 |        2,020 |
 -----------------------------------------------------------

 ---------------------------------------------------------
|             |              |              |             |
|             |      22      |      23      |     24      |
|             |              |              |  Number of  |
|             | Unallocated  |    Total     |   Claims    |
|             |     Loss     |  Net Losses  |Outstanding -|
|             |   Expenses   | and Expenses | Direct and  |
|             |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|-------------|
|             |              |              |             |
|             |              |              |             |
| 1. Prior ...|            4 |        1,212 |         105 |
| 2. 1984.....|            1 |          326 |          39 |
| 3. 1985.....|            4 |          746 |          44 |
| 4. 1986.....|            4 |        1,146 |          34 |
| 5. 1987.....|            4 |        1,030 |          54 |
| 6. 1988.....|            6 |        1,309 |          71 |
| 7. 1989.....|           15 |        3,946 |         125 |
| 8. 1990.....|           54 |        5,319 |         218 |
| 9. 1991.....|           57 |       11,703 |         402 |
|10. 1992.....|           99 |       16,072 |         783 |
|11. 1993.....|          318 |       44,190 |       4,483 |
|-------------|--------------|--------------|-------------|
|12. Totals ..|          566 |       86,999 |       6,358 |
 ---------------------------------------------------------

 -----------------------------------------------------------------------
|             |                                         |Loss and Loss
|             |             Total Losses and            |Expense Percentage
|             |           Loss Expenses Incurred        |(Incurred/Premium
|	      |						| Earned)
|             |-----------------------------------------|---------------
|             |     25      |     26      |     27      |      28      |
|             |             |             |             |              |
|             |   Direct    |             |             |    Direct    |
|             | and Assumed |    Ceded    |     Net *   | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
|             |             |             |             |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |    X X X X   |
| 2. 1984.....|     238,634 |      11,890 |     226,744 |         69.1 |
| 3. 1985.....|     300,998 |      44,198 |     256,800 |         78.9 |
| 4. 1986.....|     228,350 |      26,520 |     201,830 |         63.7 |
| 5. 1987.....|     192,105 |      16,135 |     175,970 |         58.5 |
| 6. 1988.....|     203,382 |      19,284 |     184,098 |         66.9 |
| 7. 1989.....|     430,014 |     263,880 |     166,134 |        149.4 |
| 8. 1990.....|     183,849 |      22,705 |     161,144 |         69.0 |
| 9. 1991.....|     214,651 |      16,840 |     197,811 |         84.5 |
|10. 1992.....|     406,013 |     205,105 |     200,908 |        157.7 |
|11. 1993.....|     197,486 |      13,399 |     184,087 |         72.7 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |    X X X X   |
 -----------------------------------------------------------------------

 -----------------------------------------------------------
|             |                             | Discount for Time
|             |                             |  Value of	Money
|             |-----------------------------|---------------
|             |      29      |      30      |      31      |
|             |              |              |              |
|             |              |              |              |
|             |    Ceded     |     Net      |     Loss     |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
|             |              |              |              |
| 1. Prior ...|   X X X X    |    X X X X   |            0 |
| 2. 1984.....|         24.7 |         76.3 |            0 |
| 3. 1985.....|         61.8 |         82.8 |            0 |
| 4. 1986.....|         46.7 |         66.9 |            0 |
| 5. 1987.....|         33.5 |         62.7 |            0 |
| 6. 1988.....|         36.2 |         73.5 |            0 |
| 7. 1989.....|        408.3 |         74.5 |            0 |
| 8. 1990.....|         46.7 |         74.0 |            0 |
| 9. 1991.....|         93.6 |         83.8 |            0 |
|10. 1992.....|        504.2 |         92.7 |            0 |
|11. 1993.....|         33.0 |         79.7 |            0 |
|-------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X    |    X X X X   |            0 |
 -----------------------------------------------------------

 -----------------------------------------------------------
|             |              |              | Net Balance Sheet Reserves
|             |              |      33      |       After Discount
|             |--------------|              |---------------
|             |      32      |Inter-Company |      34      |
|             |              |   Pooling    |              |
|             |     Loss     |Participation |    Losses    |
|             |   Expense    |  Percentage  |    Unpaid    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
|             |              |              |              |
| 1. Prior ...|            0 |    X X X X   |        1,065 |
| 2. 1984.....|            0 |        100.0 |          299 |
| 3. 1985.....|            0 |        100.0 |          598 |
| 4. 1986.....|            0 |        100.0 |        1,008 |
| 5. 1987.....|            0 |        100.0 |          874 |
| 6. 1988.....|            0 |        100.0 |        1,128 |
| 7. 1989.....|            0 |        100.0 |        3,526 |
| 8. 1990.....|            0 |        100.0 |        4,532 |
| 9. 1991.....|            0 |        100.0 |       10,350 |
|10. 1992.....|            0 |        100.0 |       13,940 |
|11. 1993.....|            0 |        100.0 |       36,015 |
|-------------|--------------|--------------|--------------|
|12. Totals ..|            0 |    X X X X   |       73,335 |
 -----------------------------------------------------------

 ----------------------------
|             |              |
|             |              |
|             |--------------|
|             |      35      |
|             |     Loss     |
|             |   Expenses   |
|             |    Unpaid    |
|-------------|--------------|
|             |              |
|             |              |
| 1. Prior ...|          147 |
| 2. 1984.....|           27 |
| 3. 1985.....|          148 |
| 4. 1986.....|          138 |
| 5. 1987.....|          156 |
| 6. 1988.....|          181 |
| 7. 1989.....|          420 |
| 8. 1990.....|          787 |
| 9. 1991.....|        1,353 |
|10. 1992.....|        2,132 |
|11. 1993.....|        8,175 |
|-------------|--------------|
|12. Totals ..|       13,664 |
 ----------------------------


        CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
    CONTINENTAL CORPORATION COMBINED SCHEDULE P FOR INSURANCE SEGMENTS
    ..................................................................
				 (Name)




      SCHEDULE P - PART 1B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL

			       (000 omitted)

 -----------------------------------------------------------------------
|      1      |             Premiums Earned             |
|             |-----------------------------------------|---------------
|    Years    |      2      |      3      |      4      |  Loss Payments
|   in Which  |             |             |             |
|Premiums Were|             |             |             |---------------
|  Earned and |   Direct    |             |     Net     |      5       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |
|   Incurred  |   Assumed   |             |             | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
|             |             |             |             |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |        2,234 |
| 2. 1984.....|     364,107 |       5,776 |     358,331 |      327,189 |
| 3. 1985.....|     373,878 |       6,696 |     367,182 |      350,542 |
| 4. 1986.....|     389,236 |       7,119 |     382,117 |      346,377 |
| 5. 1987.....|     386,054 |       8,193 |     377,861 |      320,315 |
| 6. 1988.....|     361,601 |      15,393 |     346,208 |      296,785 |
| 7. 1989.....|     334,346 |      14,273 |     320,073 |      284,844 |
| 8. 1990.....|     351,594 |      60,195 |     291,399 |      239,146 |
| 9. 1991.....|     310,130 |      45,565 |     264,565 |      197,984 |
|10. 1992.....|     321,898 |      44,583 |     277,315 |      150,280 |
|11. 1993.....|     353,246 |       9,579 |     343,667 |       73,426 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |    2,589,122 |
 -----------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

 -----------------------------------------------------------
|      1      |           Loss and Loss Expense Payments
|             |---------------------------------------------
|    Years    |              |         Allocated Loss      |
|   in Which  |              |        Expense Payments     |
|Premiums Were|--------------|-----------------------------|
|  Earned and |      6       |      7       |      8       |
| Losses Were |              |    Direct    |              |
|   Incurred  |    Ceded     | and Assumed  |    Ceded     |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
|             |              |              |              |
| 1. Prior ...|          939 |           82 |          (23)|
| 2. 1984.....|        3,168 |       41,493 |          573 |
| 3. 1985.....|        8,769 |       40,431 |          782 |
| 4. 1986.....|        7,723 |       38,324 |        1,100 |
| 5. 1987.....|       12,321 |       38,630 |        1,138 |
| 6. 1988.....|       18,139 |       33,262 |        1,623 |
| 7. 1989.....|       30,886 |       26,897 |        2,939 |
| 8. 1990.....|       36,007 |       25,699 |        1,607 |
| 9. 1991.....|       13,350 |       19,549 |          558 |
|10. 1992.....|        8,848 |       15,883 |          109 |
|11. 1993.....|        2,096 |       14,389 |           18 |
|-------------|--------------|--------------|--------------|
|12. Totals ..|      142,246 |      294,639 |       10,424 |
 -----------------------------------------------------------

 -------------------------------------------------------------------------
|      1      |                                            |              |
|             |--------------------------------------------|              |
|    Years    |      9       |      10      |      11      |      12      |
|   in Which  |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
|             |              |              |              |              |
| 1. Prior ...|           19 |           20 |        1,420 |    X X X X   |
| 2. 1984.....|        2,893 |        4,607 |      369,548 |      150,574 |
| 3. 1985.....|        3,193 |        5,215 |      386,637 |      144,685 |
| 4. 1986.....|        3,048 |        5,078 |      380,956 |      127,684 |
| 5. 1987.....|        2,573 |        5,324 |      350,810 |      102,701 |
| 6. 1988.....|        2,177 |        5,437 |      315,722 |       90,446 |
| 7. 1989.....|        2,401 |        5,728 |      283,644 |       86,364 |
| 8. 1990.....|        1,924 |        6,973 |      234,204 |       79,722 |
| 9. 1991.....|        1,672 |        5,909 |      209,534 |       81,438 |
|10. 1992.....|        1,390 |        5,685 |      162,891 |       73,134 |
|11. 1993.....|          728 |        4,910 |       90,611 |       59,596 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|       22,018 |       54,886 |    2,785,977 |    X X X X   |
 -------------------------------------------------------------------------


 -----------------------------------------------------------------------
|             |                      Losses Unpaid                     |
|             |--------------------------------------------------------|
|             |          Case Basis       |          Bulk + IBNR       |
|             |---------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |
|             |   Direct    |             |   Direct    |              |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
|             |             |             |             |              |
| 1. Prior ...|      10,812 |      10,494 |          90 |            0 |
| 2. 1984.....|       3,755 |       1,010 |         131 |            0 |
| 3. 1985.....|       4,908 |       1,657 |         154 |            0 |
| 4. 1986.....|       3,691 |         541 |         164 |           35 |
| 5. 1987.....|       4,900 |         971 |         476 |          216 |
| 6. 1988.....|      10,451 |       5,044 |       1,027 |          349 |
| 7. 1989.....|      14,897 |       5,885 |         873 |          654 |
| 8. 1990.....|      20,956 |       3,506 |       3,046 |          800 |
| 9. 1991.....|      44,265 |       2,121 |       1,883 |        1,074 |
|10. 1992.....|      70,146 |       2,378 |      23,255 |       13,015 |
|11. 1993.....|     125,331 |       3,914 |     107,863 |       12,891 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|     314,112 |      37,521 |     138,962 |       29,034 |
 -----------------------------------------------------------------------

 --------------------------------------------------------------------------
|             |               Allocated Loss Expenses Unpaid              |
|             |-----------------------------------------------------------|
|             |          Case Basis         |          Bulk + IBNR        |
|             |-----------------------------|-----------------------------|
|             |      17      |      18      |      19      |      20      |
|             |    Direct    |              |    Direct    |              |
|             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
|             |              |              |              |              |
| 1. Prior ...|            0 |            0 |          278 |            2 |
| 2. 1984.....|            0 |            0 |          139 |            0 |
| 3. 1985.....|            0 |            0 |          182 |            0 |
| 4. 1986.....|            0 |            0 |          379 |            0 |
| 5. 1987.....|            0 |            0 |          770 |           11 |
| 6. 1988.....|            0 |            0 |        1,174 |           16 |
| 7. 1989.....|            0 |            0 |        2,818 |           11 |
| 8. 1990.....|            0 |            0 |        3,852 |          106 |
| 9. 1991.....|            0 |            0 |        4,395 |          509 |
|10. 1992.....|            0 |            0 |       13,177 |        1,871 |
|11. 1993.....|            0 |            0 |       20,546 |        4,519 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|            0 |            0 |       47,710 |        7,045 |
 --------------------------------------------------------------------------

 ------------------------------------------------------------------------
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expenses   | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
|             |              |              |              |             |
| 1. Prior ...|           11 |           17 |          701 |         449 |
| 2. 1984.....|           18 |           11 |        3,026 |         116 |
| 3. 1985.....|           26 |           22 |        3,609 |         155 |
| 4. 1986.....|           36 |           34 |        3,692 |         167 |
| 5. 1987.....|           91 |           45 |        4,993 |         237 |
| 6. 1988.....|          121 |           92 |        7,335 |         426 |
| 7. 1989.....|          170 |          188 |       12,226 |         670 |
| 8. 1990.....|          261 |          453 |       23,895 |       1,085 |
| 9. 1991.....|          543 |          891 |       47,730 |       1,956 |
|10. 1992.....|          842 |        1,523 |       90,837 |       4,898 |
|11. 1993.....|        1,555 |        2,682 |      235,098 |      19,051 |
|-------------|--------------|--------------|--------------|-------------|
|12. Totals ..|        3,674 |        5,958 |      433,142 |      29,210 |
 ------------------------------------------------------------------------

 -----------------------------------------------------------------------
|	      |						| Loss and Loss
|             |             Total Losses and            | Expense Percentage
|             |           Loss Expenses Incurred        | (Incurred/Premium
|	      |						|  Earned)
|             |-----------------------------------------|---------------
|             |     25      |     26      |     27      |      28      |
|             |             |             |             |              |
|             |   Direct    |             |             |    Direct    |
|             | and Assumed |    Ceded    |     Net *   | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
|             |             |             |             |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |    X X X X   |
| 2. 1984.....|     377,325 |       4,751 |     372,574 |        103.6 |
| 3. 1985.....|     401,454 |      11,208 |     390,246 |        107.4 |
| 4. 1986.....|     394,047 |       9,399 |     384,648 |        101.2 |
| 5. 1987.....|     370,460 |      14,657 |     355,803 |         96.0 |
| 6. 1988.....|     348,228 |      25,171 |     323,057 |         96.3 |
| 7. 1989.....|     336,245 |      40,375 |     295,870 |        100.6 |
| 8. 1990.....|     300,125 |      42,026 |     258,099 |         85.4 |
| 9. 1991.....|     274,876 |      17,612 |     257,264 |         88.6 |
|10. 1992.....|     279,949 |      26,221 |     253,728 |         87.0 |
|11. 1993.....|     349,147 |      23,438 |     325,709 |         98.8 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |    X X X X   |
 -----------------------------------------------------------------------

 *Net = (25 - 26) = (11 + 23)


 --------------------------------------------------------------------------
|             |                             |      Discount for Time      |
|             |                             |       Value of Money        |
|             |-----------------------------|-----------------------------|
|             |      29      |      30      |      31      |      32      |
|             |              |              |              |              |
|             |              |              |              |     Loss     |
|             |    Ceded     |     Net      |     Loss     |   Expense    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
|             |              |              |              |              |
| 1. Prior ...|   X X X X    |    X X X X   |            0 |            0 |
| 2. 1984.....|         82.3 |        104.0 |            0 |            0 |
| 3. 1985.....|        167.4 |        106.3 |            0 |            0 |
| 4. 1986.....|        132.0 |        100.7 |            0 |            0 |
| 5. 1987.....|        178.9 |         94.2 |            0 |            0 |
| 6. 1988.....|        163.5 |         93.3 |            0 |            0 |
| 7. 1989.....|        282.9 |         92.4 |            0 |            0 |
| 8. 1990.....|         69.8 |         88.6 |            0 |            0 |
| 9. 1991.....|         38.7 |         97.2 |            0 |            0 |
|10. 1992.....|         58.8 |         91.5 |            0 |            0 |
|11. 1993.....|        244.7 |         94.8 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X    |    X X X X   |            0 |            0 |
 --------------------------------------------------------------------------


 ----------------------------------------------------------
|             |              |   Net Balance Sheet Reserves|
|             |      33      |         After Discount      |
|             |              |-----------------------------|
|             |Inter-Company |      34      |      35      |
|             |   Pooling    |              |     Loss     |
|             |Participation |    Losses    |   Expenses   |
|             |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
|             |              |              |              |
| 1. Prior ...|   X X X X    |          408 |          293 |
| 2. 1984.....|        100.0 |        2,876 |          150 |
| 3. 1985.....|        100.0 |        3,405 |          204 |
| 4. 1986.....|        100.0 |        3,279 |          413 |
| 5. 1987.....|        100.0 |        4,189 |          804 |
| 6. 1988.....|        100.0 |        6,085 |        1,250 |
| 7. 1989.....|        100.0 |        9,231 |        2,995 |
| 8. 1990.....|        100.0 |       19,696 |        4,199 |
| 9. 1991.....|        100.0 |       42,953 |        4,777 |
|10. 1992.....|        100.0 |       78,008 |       12,829 |
|11. 1993.....|        100.0 |      216,389 |       18,709 |
|-------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X    |      386,519 |       46,623 |
 ----------------------------------------------------------

         CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
    CONTINENTAL CORPORATION COMBINED SCHEDULE P FOR INSURANCE SEGMENTS
    ..................................................................
			       (Name)



     SCHEDULE P - PART 1C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL

			    (000 omitted)

 -----------------------------------------------------------------------
|      1      |             Premiums Earned             |
|             |-----------------------------------------|---------------
|    Years    |      2      |      3      |      4      |   Loss Payments
|   in Which  |             |             |             |
|Premiums Were|             |             |             |---------------
|  Earned and |   Direct    |             |     Net     |      5       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |
|   Incurred  |   Assumed   |             |             | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
|             |             |             |             |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |        2,481 |
| 2. 1984.....|     149,038 |      20,571 |     128,467 |      157,026 |
| 3. 1985.....|     193,393 |      28,567 |     164,826 |      190,124 |
| 4. 1986.....|     253,295 |      31,617 |     221,678 |      182,660 |
| 5. 1987.....|     271,150 |      31,190 |     239,960 |      178,058 |
| 6. 1988.....|     274,764 |      29,725 |     245,039 |      192,494 |
| 7. 1989.....|     250,096 |      30,219 |     219,877 |      164,357 |
| 8. 1990.....|     222,033 |      26,054 |     195,979 |      114,588 |
| 9. 1991.....|     197,209 |      19,730 |     177,479 |       91,974 |
|10. 1992.....|     201,821 |      23,312 |     178,509 |       51,815 |
|11. 1993.....|     199,697 |      21,005 |     178,692 |       20,751 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |    1,346,328 |
 -----------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

 --------------------------------------------------------------------------
|      1      |                     Loss and Loss Expense Payments
|             |------------------------------------------------------------
|    Years    |              |         Allocated Loss      |      9       |
|   in Which  |              |        Expense Payments     |              |
|Premiums Were|--------------|-----------------------------|   Salvage    |
|  Earned and |      6       |      7       |      8       |     and      |
| Losses Were |              |    Direct    |              | Subrogation  |
|   Incurred  |    Ceded     | and Assumed  |    Ceded     |   Received   |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
|             |              |              |              |              |
| 1. Prior ...|        1,503 |          570 |          258 |          (17)|
| 2. 1984.....|       14,940 |       18,225 |        1,234 |          858 |
| 3. 1985.....|       19,491 |       23,436 |        2,937 |          887 |
| 4. 1986.....|       18,943 |       20,746 |        1,267 |          661 |
| 5. 1987.....|       12,802 |       20,051 |        1,269 |          702 |
| 6. 1988.....|       15,102 |       19,259 |        1,227 |          836 |
| 7. 1989.....|       10,523 |       17,790 |          931 |          651 |
| 8. 1990.....|        9,130 |       11,985 |          820 |          757 |
| 9. 1991.....|        7,689 |       10,157 |          610 |          532 |
|10. 1992.....|        6,688 |        8,560 |          197 |          330 |
|11. 1993.....|          719 |        6,508 |           42 |          186 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|      117,530 |      157,287 |       10,792 |        6,383 |
 --------------------------------------------------------------------------


 ----------------------------------------------------------
|      1      |                             |              |
|             |-----------------------------|              |
|    Years    |      10      |      11      |      12      |
|   in Which  |              |              |  Number of   |
|Premiums Were| Unallocated  |    Total     |    Claims    |
|  Earned and |     Loss     |   Net Paid   |  Reported -  |
| Losses Were |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
|             |              |              |              |
| 1. Prior ...|            8 |        1,298 |    X X X X   |
| 2. 1984.....|        2,634 |      161,711 |       39,017 |
| 3. 1985.....|        2,930 |      194,062 |       36,717 |
| 4. 1986.....|        2,981 |      186,177 |       37,802 |
| 5. 1987.....|        3,280 |      187,318 |       37,244 |
| 6. 1988.....|        3,801 |      199,225 |       37,181 |
| 7. 1989.....|        3,599 |      174,292 |       34,813 |
| 8. 1990.....|        3,398 |      120,021 |       29,179 |
| 9. 1991.....|        3,107 |       96,939 |       24,182 |
|10. 1992.....|        3,008 |       56,498 |       22,628 |
|11. 1993.....|        2,281 |       28,779 |       18,829 |
|-------------|--------------|--------------|--------------|
|12. Totals ..|       31,027 |    1,406,320 |    X X X X   |
 ----------------------------------------------------------

 -----------------------------------------------------------------------
|             |                      Losses Unpaid                     |
|             |--------------------------------------------------------|
|             |          Case Basis       |          Bulk + IBNR       |
|             |---------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |
|             |   Direct    |             |   Direct    |              |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
|             |             |             |             |              |
| 1. Prior ...|       6,646 |         761 |          18 |            0 |
| 2. 1984.....|       1,242 |         521 |          33 |            0 |
| 3. 1985.....|       2,318 |         337 |          52 |            0 |
| 4. 1986.....|       3,379 |          82 |          97 |            0 |
| 5. 1987.....|       7,322 |       2,415 |         340 |           68 |
| 6. 1988.....|      10,628 |          64 |         443 |          300 |
| 7. 1989.....|      21,729 |       2,071 |         691 |          134 |
| 8. 1990.....|      20,812 |       1,407 |         743 |          207 |
| 9. 1991.....|      28,885 |       3,001 |       3,709 |          407 |
|10. 1992.....|      46,363 |       2,647 |      14,058 |        1,733 |
|11. 1993.....|      48,363 |        (273)|      65,493 |       10,004 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|     197,687 |      13,033 |      85,677 |       12,853 |
 -----------------------------------------------------------------------

 --------------------------------------------------------------------------
|             |               Allocated Loss Expenses Unpaid              |
|             |-----------------------------------------------------------|
|             |          Case Basis         |          Bulk + IBNR        |
|             |-----------------------------|-----------------------------|
|             |      17      |      18      |      19      |      20      |
|             |    Direct    |              |    Direct    |              |
|             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
|             |              |              |              |              |
| 1. Prior ...|            0 |            0 |          159 |            2 |
| 2. 1984.....|            0 |            0 |           61 |            0 |
| 3. 1985.....|            0 |            0 |          149 |            0 |
| 4. 1986.....|            0 |            0 |          434 |            1 |
| 5. 1987.....|            0 |            0 |          624 |           11 |
| 6. 1988.....|            0 |            0 |          677 |           16 |
| 7. 1989.....|            0 |            0 |        1,442 |           19 |
| 8. 1990.....|            0 |            0 |        2,186 |            9 |
| 9. 1991.....|            0 |            0 |        4,897 |            9 |
|10. 1992.....|            0 |            0 |        7,090 |        1,017 |
|11. 1993.....|            0 |            0 |        9,536 |        2,010 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|            0 |            0 |       27,255 |        3,094 |
 --------------------------------------------------------------------------

 ------------------------------------------------------------------------
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expenses   | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
|             |              |              |              |             |
| 1. Prior ...|            5 |           39 |        6,099 |         481 |
| 2. 1984.....|           13 |           13 |          828 |         181 |
| 3. 1985.....|           20 |           19 |        2,201 |         228 |
| 4. 1986.....|           17 |           54 |        3,881 |         266 |
| 5. 1987.....|           61 |           77 |        5,869 |         517 |
| 6. 1988.....|           61 |          142 |       11,510 |         508 |
| 7. 1989.....|          144 |          192 |       21,830 |         605 |
| 8. 1990.....|          232 |          367 |       22,485 |         817 |
| 9. 1991.....|          361 |          637 |       34,711 |       1,391 |
|10. 1992.....|          561 |        1,170 |       63,284 |       2,804 |
|11. 1993.....|        1,044 |        1,742 |      113,393 |       5,862 |
|-------------|--------------|--------------|--------------|-------------|
|12. Totals ..|        2,519 |        4,452 |      286,091 |      13,660 |
 ------------------------------------------------------------------------

 -----------------------------------------------------------------------
|	      |						| Loss and Loss
|             |             Total Losses and            | Expense Percentage
|             |           Loss Expenses Incurred        | (Incurred/Premiums
|	      |						|  Earned)
|             |-----------------------------------------|---------------
|             |     25      |     26      |     27      |      28      |
|             |             |             |             |              |
|             |   Direct    |             |             |    Direct    |
|             | and Assumed |    Ceded    |     Net *   | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
|             |             |             |             |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |    X X X X   |
| 2. 1984.....|     179,234 |      16,695 |     162,539 |        120.3 |
| 3. 1985.....|     219,028 |      22,765 |     196,263 |        113.3 |
| 4. 1986.....|     210,351 |      20,293 |     190,058 |         83.0 |
| 5. 1987.....|     209,752 |      16,565 |     193,187 |         77.4 |
| 6. 1988.....|     227,444 |      16,709 |     210,735 |         82.8 |
| 7. 1989.....|     209,800 |      13,678 |     196,122 |         83.9 |
| 8. 1990.....|     154,079 |      11,573 |     142,506 |         69.4 |
| 9. 1991.....|     143,366 |      11,716 |     131,650 |         72.7 |
|10. 1992.....|     132,064 |      12,282 |     119,782 |         65.4 |
|11. 1993.....|     154,674 |      12,502 |     142,172 |         77.5 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |    X X X X   |
 -----------------------------------------------------------------------

 *Net = (25 - 26) = (11 + 23)


 --------------------------------------------------------------------------
|             |                             |      Discount for Time      |
|             |                             |       Value of Money        |
|             |-----------------------------|-----------------------------|
|             |      29      |      30      |      31      |      32      |
|             |              |              |              |              |
|             |              |              |              |     Loss     |
|             |    Ceded     |     Net      |     Loss     |   Expense    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
|             |              |              |              |              |
| 1. Prior ...|   X X X X    |    X X X X   |            0 |            0 |
| 2. 1984.....|         81.2 |        126.5 |            0 |            0 |
| 3. 1985.....|         79.7 |        119.1 |            0 |            0 |
| 4. 1986.....|         64.2 |         85.7 |            0 |            0 |
| 5. 1987.....|         53.1 |         80.5 |            0 |            0 |
| 6. 1988.....|         56.2 |         86.0 |            0 |            0 |
| 7. 1989.....|         45.3 |         89.2 |            0 |            0 |
| 8. 1990.....|         44.4 |         72.7 |            0 |            0 |
| 9. 1991.....|         59.4 |         74.2 |            0 |            0 |
|10. 1992.....|         52.7 |         67.1 |            0 |            0 |
|11. 1993.....|         59.5 |         79.6 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X    |    X X X X   |            0 |            0 |
 --------------------------------------------------------------------------

 ----------------------------------------------------------
|             |              |   Net Balance Sheet Reserves|
|             |      33      |         After Discount      |
|             |              |-----------------------------|
|             |Inter-Company |      34      |      35      |
|             |   Pooling    |              |     Loss     |
|             |Participation |    Losses    |   Expenses   |
|             |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
|             |              |              |              |
| 1. Prior ...|   X X X X    |        5,903 |          196 |
| 2. 1984.....|        100.0 |          754 |           74 |
| 3. 1985.....|        100.0 |        2,033 |          168 |
| 4. 1986.....|        100.0 |        3,394 |          487 |
| 5. 1987.....|        100.0 |        5,179 |          690 |
| 6. 1988.....|        100.0 |       10,707 |          803 |
| 7. 1989.....|        100.0 |       20,215 |        1,615 |
| 8. 1990.....|        100.0 |       19,941 |        2,544 |
| 9. 1991.....|        100.0 |       29,186 |        5,525 |
|10. 1992.....|        100.0 |       56,041 |        7,243 |
|11. 1993.....|        100.0 |      104,125 |        9,268 |
|-------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X    |      257,478 |       28,613 |
 ----------------------------------------------------------



         CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
    CONTINENTAL CORPORATION COMBINED SCHEDULE P FOR INSURANCE SEGMENTS
    ..................................................................
				  (Name)




                 SCHEDULE P - PART 1D - WORKERS' COMPENSATION

			    (000 omitted)

 -----------------------------------------------------------------------
|      1      |             Premiums Earned             |
|             |-----------------------------------------|---------------
|    Years    |      2      |      3      |      4      |  Loss Payments
|   in Which  |             |             |             |
|Premiums Were|             |             |             |---------------
|  Earned and |   Direct    |             |     Net     |      5       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |
|   Incurred  |   Assumed   |             |             | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
|             |             |             |             |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |       27,891 |
| 2. 1984.....|     353,354 |      39,214 |     314,140 |      325,746 |
| 3. 1985.....|     511,954 |     109,858 |     402,096 |      472,059 |
| 4. 1986.....|     695,318 |     166,599 |     528,719 |      568,264 |
| 5. 1987.....|     886,240 |     251,154 |     635,086 |      715,757 |
| 6. 1988.....|   1,113,903 |     325,033 |     788,870 |      838,551 |
| 7. 1989.....|   1,218,623 |     360,007 |     858,616 |      919,063 |
| 8. 1990.....|   1,283,788 |     405,735 |     878,053 |      849,769 |
| 9. 1991.....|   1,331,954 |     468,720 |     863,234 |      666,993 |
|10. 1992.....|   1,319,019 |     464,572 |     854,447 |      479,765 |
|11. 1993.....|   1,321,759 |     383,806 |     937,953 |      396,442 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |    6,260,300 |
 -----------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


 --------------------------------------------------------------------------
|      1      |                     Loss and Loss Expense Payments
|             |------------------------------------------------------------
|    Years    |              |         Allocated Loss      |      9       |
|   in Which  |              |        Expense Payments     |              |
|Premiums Were|--------------|-----------------------------|   Salvage    |
|  Earned and |      6       |      7       |      8       |     and      |
| Losses Were |              |    Direct    |              | Subrogation  |
|   Incurred  |    Ceded     | and Assumed  |    Ceded     |   Received   |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
|             |              |              |              |              |
| 1. Prior ...|       12,866 |        1,884 |          159 |          263 |
| 2. 1984.....|       48,928 |       34,571 |        2,629 |        5,742 |
| 3. 1985.....|       86,521 |       43,662 |        3,414 |        6,237 |
| 4. 1986.....|      148,746 |       52,989 |        4,084 |        6,760 |
| 5. 1987.....|      197,269 |       62,499 |        5,768 |        6,425 |
| 6. 1988.....|      237,711 |       72,752 |        7,281 |        7,292 |
| 7. 1989.....|      278,815 |       73,006 |        9,010 |        7,989 |
| 8. 1990.....|      275,425 |       74,379 |        6,219 |        5,322 |
| 9. 1991.....|      224,740 |       61,002 |        4,294 |        3,439 |
|10. 1992.....|      169,103 |       42,247 |        2,290 |        1,727 |
|11. 1993.....|      268,332 |       24,032 |          385 |          392 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|    1,948,456 |      543,023 |       45,533 |       51,588 |
 --------------------------------------------------------------------------


 ----------------------------------------------------------
|      1      |                             |              |
|             |-----------------------------|              |
|    Years    |      10      |      11      |      12      |
|   in Which  |              |              |  Number of   |
|Premiums Were| Unallocated  |    Total     |    Claims    |
|  Earned and |     Loss     |   Net Paid   |  Reported -  |
| Losses Were |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
|             |              |              |              |
| 1. Prior ...|          194 |       16,944 |    X X X X   |
| 2. 1984.....|        6,721 |      315,481 |      163,909 |
| 3. 1985.....|        6,710 |      432,496 |      210,247 |
| 4. 1986.....|        7,643 |      476,066 |      214,925 |
| 5. 1987.....|        9,690 |      584,909 |      204,781 |
| 6. 1988.....|       11,434 |      677,745 |      260,753 |
| 7. 1989.....|       16,342 |      720,586 |      276,348 |
| 8. 1990.....|       13,589 |      656,093 |      247,967 |
| 9. 1991.....|       13,517 |      512,478 |      191,393 |
|10. 1992.....|       12,346 |      362,965 |      175,667 |
|11. 1993.....|        9,503 |      161,260 |      145,821 |
|-------------|--------------|--------------|--------------|
|12. Totals ..|      107,689 |    4,917,023 |    X X X X   |
 ----------------------------------------------------------

 -----------------------------------------------------------------------
|             |                      Losses Unpaid                     |
|             |--------------------------------------------------------|
|             |          Case Basis       |          Bulk + IBNR       |
|             |---------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |
|             |   Direct    |             |   Direct    |              |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
|             |             |             |             |              |
| 1. Prior ...|     349,114 |     120,784 |       8,817 |        3,765 |
| 2. 1984.....|      44,902 |      13,320 |       2,341 |        1,131 |
| 3. 1985.....|      79,324 |      43,335 |       1,971 |        1,227 |
| 4. 1986.....|      73,822 |      33,121 |       2,192 |        1,197 |
| 5. 1987.....|      90,371 |      40,809 |       2,311 |        1,215 |
| 6. 1988.....|     133,662 |      57,082 |       4,588 |        2,383 |
| 7. 1989.....|     183,805 |      66,445 |       6,882 |        2,908 |
| 8. 1990.....|     230,098 |      85,383 |      14,159 |        5,479 |
| 9. 1991.....|     276,249 |      92,861 |      75,608 |       37,681 |
|10. 1992.....|     342,274 |     113,394 |     183,716 |       52,304 |
|11. 1993.....|     296,037 |      34,678 |     316,715 |       24,599 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|   2,099,658 |     701,212 |     619,300 |      133,889 |
 -----------------------------------------------------------------------

 --------------------------------------------------------------------------
|             |               Allocated Loss Expenses Unpaid              |
|             |-----------------------------------------------------------|
|             |          Case Basis         |          Bulk + IBNR        |
|             |-----------------------------|-----------------------------|
|             |      17      |      18      |      19      |      20      |
|             |    Direct    |              |    Direct    |              |
|             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
|             |              |              |              |              |
| 1. Prior ...|            0 |            0 |       20,097 |          447 |
| 2. 1984.....|            0 |            0 |        4,396 |          253 |
| 3. 1985.....|            0 |            0 |        4,879 |          288 |
| 4. 1986.....|            0 |            0 |        4,700 |          354 |
| 5. 1987.....|            0 |            0 |        6,793 |          430 |
| 6. 1988.....|            0 |            0 |        8,576 |          643 |
| 7. 1989.....|            0 |            0 |        8,185 |          772 |
| 8. 1990.....|            0 |            0 |       16,917 |        1,094 |
| 9. 1991.....|            0 |            0 |       24,048 |        1,761 |
|10. 1992.....|            0 |            0 |       32,122 |        4,476 |
|11. 1993.....|            0 |            0 |       50,863 |        6,855 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|            0 |            0 |      181,576 |       17,373 |
 --------------------------------------------------------------------------

 ------------------------------------------------------------------------
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expenses   | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
|             |              |              |              |             |
| 1. Prior ...|          821 |          336 |      253,368 |       5,909 |
| 2. 1984.....|          421 |          147 |       37,082 |         748 |
| 3. 1985.....|          807 |          200 |       41,524 |       1,433 |
| 4. 1986.....|        1,432 |          235 |       46,277 |       1,574 |
| 5. 1987.....|        2,623 |          267 |       57,288 |       2,329 |
| 6. 1988.....|        5,044 |          411 |       87,129 |       3,529 |
| 7. 1989.....|        8,718 |          836 |      129,583 |       5,618 |
| 8. 1990.....|        9,267 |        1,424 |      170,642 |       8,782 |
| 9. 1991.....|       12,635 |        2,609 |      246,211 |      13,237 |
|10. 1992.....|       13,326 |        6,600 |      394,538 |      19,422 |
|11. 1993.....|       13,842 |       12,351 |      609,834 |      42,692 |
|-------------|--------------|--------------|--------------|-------------|
|12. Totals ..|       68,936 |       25,416 |    2,073,476 |     105,273 |
 ------------------------------------------------------------------------

 -----------------------------------------------------------------------
|	      |						| Loss and Loss
|             |             Total Losses and            | Expense Percentage
|             |           Loss Expenses Incurred        | (Incurred/Premiums
|	      |						|  Earned)
|             |-----------------------------------------|---------------
|             |     25      |     26      |     27      |      28      |
|             |             |             |             |              |
|             |   Direct    |             |             |    Direct    |
|             | and Assumed |    Ceded    |     Net *   | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
|             |             |             |             |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |    X X X X   |
| 2. 1984.....|     418,824 |      66,261 |     352,563 |        118.5 |
| 3. 1985.....|     608,805 |     134,785 |     474,020 |        118.9 |
| 4. 1986.....|     709,845 |     187,502 |     522,343 |        102.1 |
| 5. 1987.....|     887,688 |     245,491 |     642,197 |        100.2 |
| 6. 1988.....|   1,069,974 |     305,100 |     764,874 |         96.1 |
| 7. 1989.....|   1,208,119 |     357,950 |     850,169 |         99.1 |
| 8. 1990.....|   1,200,335 |     373,600 |     826,735 |         93.5 |
| 9. 1991.....|   1,120,026 |     361,337 |     758,689 |         84.1 |
|10. 1992.....|   1,099,070 |     341,567 |     757,503 |         83.3 |
|11. 1993.....|   1,105,943 |     334,849 |     771,094 |         83.7 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |    X X X X   |
 -----------------------------------------------------------------------

 *Net = (25 - 26) = (11 + 23)


 --------------------------------------------------------------------------
|             |                             |      Discount for Time      |
|             |                             |       Value of Money        |
|             |-----------------------------|-----------------------------|
|             |      29      |      30      |      31      |      32      |
|             |              |              |              |              |
|             |              |              |              |     Loss     |
|             |    Ceded     |     Net      |     Loss     |   Expense    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
|             |              |              |              |              |
| 1. Prior ...|   X X X X    |    X X X X   |            0 |            0 |
| 2. 1984.....|        169.0 |        112.2 |            0 |            0 |
| 3. 1985.....|        122.7 |        117.9 |            0 |            0 |
| 4. 1986.....|        112.5 |         98.8 |            0 |            0 |
| 5. 1987.....|         97.7 |        101.1 |            0 |            0 |
| 6. 1988.....|         93.9 |         97.0 |            0 |            0 |
| 7. 1989.....|         99.4 |         99.0 |            0 |            0 |
| 8. 1990.....|         92.1 |         94.2 |            0 |            0 |
| 9. 1991.....|         77.1 |         87.9 |            0 |            0 |
|10. 1992.....|         73.5 |         88.7 |            0 |            0 |
|11. 1993.....|         87.2 |         82.2 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X    |    X X X X   |            0 |            0 |
 --------------------------------------------------------------------------


 ----------------------------------------------------------
|             |              |   Net Balance Sheet Reserves|
|             |      33      |         After Discount      |
|             |              |-----------------------------|
|             |Inter-Company |      34      |      35      |
|             |   Pooling    |              |     Loss     |
|             |Participation |    Losses    |   Expenses   |
|             |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
|             |              |              |              |
| 1. Prior ...|   X X X X    |      233,382 |       19,986 |
| 2. 1984.....|        100.0 |       32,792 |        4,290 |
| 3. 1985.....|        100.0 |       36,733 |        4,791 |
| 4. 1986.....|        100.0 |       41,696 |        4,581 |
| 5. 1987.....|        100.0 |       50,658 |        6,630 |
| 6. 1988.....|        100.0 |       78,785 |        8,344 |
| 7. 1989.....|        100.0 |      121,334 |        8,249 |
| 8. 1990.....|        100.0 |      153,395 |       17,247 |
| 9. 1991.....|        100.0 |      221,315 |       24,896 |
|10. 1992.....|        100.0 |      360,292 |       34,246 |
|11. 1993.....|        100.0 |      553,475 |       56,359 |
|-------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X    |    1,883,857 |      189,619 |
 ----------------------------------------------------------

        CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
    CONTINENTAL CORPORATION COMBINED SCHEDULE P FOR INSURANCE SEGMENTS
    ..................................................................
				 (Name)




             SCHEDULE P - PART 1E - COMMERCIAL MULTIPLE PERIL

		       	       (000 omitted)

 -----------------------------------------------------------------------
|      1      |             Premiums Earned             |
|             |-----------------------------------------|---------------
|    Years    |      2      |      3      |      4      |         Loss P
|   in Which  |             |             |             |
|Premiums Were|             |             |             |---------------
|  Earned and |   Direct    |             |     Net     |      5       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |
|   Incurred  |   Assumed   |             |             | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
|             |             |             |             |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |        5,336 |
| 2. 1984.....|     338,616 |      62,413 |     276,203 |      280,469 |
| 3. 1985.....|     517,170 |      80,670 |     436,500 |      357,434 |
| 4. 1986.....|     800,815 |     109,286 |     691,529 |      301,975 |
| 5. 1987.....|     979,830 |     120,699 |     859,131 |      326,035 |
| 6. 1988.....|   1,075,410 |     102,440 |     972,970 |      423,472 |
| 7. 1989.....|     990,307 |     100,633 |     889,674 |      673,457 |
| 8. 1990.....|     978,631 |      86,509 |     892,122 |      386,034 |
| 9. 1991.....|     972,713 |     100,341 |     872,372 |      311,717 |
|10. 1992.....|     988,913 |     127,562 |     861,351 |      600,171 |
|11. 1993.....|   1,090,983 |     106,697 |     984,286 |      200,916 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |    3,867,016 |
 -----------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


 --------------------------------------------------------------------------
|      1      |                     Loss and Loss Expense Payments
|             |------------------------------------------------------------
|    Years    |              |         Allocated Loss      |      9       |
|   in Which  |              |        Expense Payments     |              |
|Premiums Were|--------------|-----------------------------|   Salvage    |
|  Earned and |      6       |      7       |      8       |     and      |
| Losses Were |              |    Direct    |              | Subrogation  |
|   Incurred  |    Ceded     | and Assumed  |    Ceded     |   Received   |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
|             |              |              |              |              |
| 1. Prior ...|        1,820 |       10,195 |          239 |           18 |
| 2. 1984.....|       58,198 |       50,828 |        2,921 |       12,685 |
| 3. 1985.....|       73,238 |       54,889 |        2,462 |        5,608 |
| 4. 1986.....|       20,179 |       53,653 |          779 |        5,667 |
| 5. 1987.....|       12,669 |       58,389 |          682 |        5,103 |
| 6. 1988.....|       39,720 |       74,376 |        3,392 |        7,771 |
| 7. 1989.....|      275,199 |       75,856 |        4,870 |        8,032 |
| 8. 1990.....|       25,159 |       60,372 |        2,320 |        5,719 |
| 9. 1991.....|       12,191 |       52,986 |        1,565 |        5,203 |
|10. 1992.....|      338,224 |       52,849 |        9,853 |        4,566 |
|11. 1993.....|        6,551 |       32,642 |          249 |        2,958 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|      863,148 |      577,035 |       29,332 |       63,330 |
 --------------------------------------------------------------------------

 ----------------------------------------------------------
|      1      |                             |              |
|             |-----------------------------|              |
|    Years    |      10      |      11      |      12      |
|   in Which  |              |              |  Number of   |
|Premiums Were| Unallocated  |    Total     |    Claims    |
|  Earned and |     Loss     |   Net Paid   |  Reported -  |
| Losses Were |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
|             |              |              |              |
| 1. Prior ...|          109 |       13,581 |    X X X X   |
| 2. 1984.....|        4,939 |      275,117 |       76,571 |
| 3. 1985.....|        5,294 |      341,917 |       82,882 |
| 4. 1986.....|        6,414 |      341,084 |       71,705 |
| 5. 1987.....|        8,070 |      379,143 |       79,629 |
| 6. 1988.....|       10,593 |      465,329 |       91,380 |
| 7. 1989.....|       13,619 |      482,863 |      100,837 |
| 8. 1990.....|       14,545 |      433,472 |      100,162 |
| 9. 1991.....|       16,816 |      367,763 |      101,936 |
|10. 1992.....|       17,274 |      322,217 |      104,548 |
|11. 1993.....|       18,076 |      244,834 |       94,253 |
|-------------|--------------|--------------|--------------|
|12. Totals ..|      115,749 |    3,667,320 |    X X X X   |
 ----------------------------------------------------------


 -----------------------------------------------------------------------
|             |                      Losses Unpaid                     |
|             |--------------------------------------------------------|
|             |          Case Basis       |          Bulk + IBNR       |
|             |---------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |
|             |   Direct    |             |   Direct    |              |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
|             |             |             |             |              |
| 1. Prior ...|      25,985 |       3,649 |         132 |            0 |
| 2. 1984.....|       6,139 |       2,725 |         197 |            4 |
| 3. 1985.....|       4,905 |         207 |         285 |            4 |
| 4. 1986.....|       6,851 |          10 |         415 |            5 |
| 5. 1987.....|      17,283 |          28 |       1,225 |           49 |
| 6. 1988.....|      28,320 |         358 |       3,282 |           61 |
| 7. 1989.....|      56,229 |       1,464 |       8,901 |        1,272 |
| 8. 1990.....|      76,845 |       2,038 |      13,874 |        5,096 |
| 9. 1991.....|     123,456 |       7,709 |      16,628 |        9,048 |
|10. 1992.....|     190,774 |      36,279 |      73,300 |       23,985 |
|11. 1993.....|     196,364 |         211 |     198,508 |       46,486 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|     733,151 |      54,678 |     316,747 |       86,010 |
 -----------------------------------------------------------------------

 --------------------------------------------------------------------------
|             |               Allocated Loss Expenses Unpaid              |
|             |-----------------------------------------------------------|
|             |          Case Basis         |          Bulk + IBNR        |
|             |-----------------------------|-----------------------------|
|             |      17      |      18      |      19      |      20      |
|             |    Direct    |              |    Direct    |              |
|             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
|             |              |              |              |              |
| 1. Prior ...|            0 |            0 |            9 |            2 |
| 2. 1984.....|            0 |            0 |           86 |            1 |
| 3. 1985.....|            0 |            0 |          117 |            1 |
| 4. 1986.....|            0 |            0 |          178 |            1 |
| 5. 1987.....|            0 |            0 |          570 |           47 |
| 6. 1988.....|            0 |            0 |        3,157 |           49 |
| 7. 1989.....|            0 |            0 |        5,793 |          516 |
| 8. 1990.....|            0 |            0 |       11,433 |        1,288 |
| 9. 1991.....|            0 |            0 |       25,964 |        2,169 |
|10. 1992.....|            0 |            0 |       52,199 |        2,741 |
|11. 1993.....|            0 |            0 |       51,107 |        5,966 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|            0 |            0 |      150,613 |       12,781 |
 --------------------------------------------------------------------------

 ------------------------------------------------------------------------
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expenses   | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
|             |              |              |              |             |
| 1. Prior ...|           51 |           57 |       22,532 |       1,257 |
| 2. 1984.....|           45 |           15 |        3,707 |         227 |
| 3. 1985.....|           93 |           28 |        5,123 |         228 |
| 4. 1986.....|          156 |           31 |        7,459 |         284 |
| 5. 1987.....|          187 |           55 |       19,009 |         518 |
| 6. 1988.....|          888 |           84 |       34,375 |         789 |
| 7. 1989.....|        1,030 |          175 |       67,846 |       1,584 |
| 8. 1990.....|        1,226 |          295 |       94,025 |       2,193 |
| 9. 1991.....|        1,804 |          535 |      147,657 |       3,737 |
|10. 1992.....|        3,738 |          895 |      254,163 |       7,751 |
|11. 1993.....|       11,186 |        1,466 |      394,782 |      19,092 |
|-------------|--------------|--------------|--------------|-------------|
|12. Totals ..|       20,404 |        3,636 |    1,050,678 |      37,660 |
 ------------------------------------------------------------------------

 -----------------------------------------------------------------------
|	      |						| Loss and Loss
|             |             Total Losses and            | Expense Percentage
|             |           Loss Expenses Incurred        | (Incurred/Premiums
|	      |						|  Earned)
|             |-----------------------------------------|---------------
|             |     25      |     26      |     27      |      28      |
|             |             |             |             |              |
|             |   Direct    |             |             |    Direct    |
|             | and Assumed |    Ceded    |     Net *   | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
|             |             |             |             |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |    X X X X   |
| 2. 1984.....|     342,673 |      63,849 |     278,824 |        101.2 |
| 3. 1985.....|     422,952 |      75,912 |     347,040 |         81.8 |
| 4. 1986.....|     369,517 |      20,974 |     348,543 |         46.1 |
| 5. 1987.....|     411,627 |      13,475 |     398,152 |         42.0 |
| 6. 1988.....|     543,284 |      43,580 |     499,704 |         50.5 |
| 7. 1989.....|     834,030 |     283,321 |     550,709 |         84.2 |
| 8. 1990.....|     563,398 |      35,901 |     527,497 |         57.6 |
| 9. 1991.....|     548,102 |      32,682 |     515,420 |         56.3 |
|10. 1992.....|     987,462 |     411,082 |     576,380 |         99.9 |
|11. 1993.....|     699,079 |      59,463 |     639,616 |         64.1 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |    X X X X   |
 -----------------------------------------------------------------------

 *Net = (25 - 26) = (11 + 23)

 --------------------------------------------------------------------------
|             |                             |      Discount for Time      |
|             |                             |       Value of Money        |
|             |-----------------------------|-----------------------------|
|             |      29      |      30      |      31      |      32      |
|             |              |              |              |              |
|             |              |              |              |     Loss     |
|             |    Ceded     |     Net      |     Loss     |   Expense    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
|             |              |              |              |              |
| 1. Prior ...|   X X X X    |    X X X X   |            0 |            0 |
| 2. 1984.....|        102.3 |        100.9 |            0 |            0 |
| 3. 1985.....|         94.1 |         79.5 |            0 |            0 |
| 4. 1986.....|         19.2 |         50.4 |            0 |            0 |
| 5. 1987.....|         11.2 |         46.3 |            0 |            0 |
| 6. 1988.....|         42.5 |         51.4 |            0 |            0 |
| 7. 1989.....|        281.5 |         61.9 |            0 |            0 |
| 8. 1990.....|         41.5 |         59.1 |            0 |            0 |
| 9. 1991.....|         32.6 |         59.1 |            0 |            0 |
|10. 1992.....|        322.3 |         66.9 |            0 |            0 |
|11. 1993.....|         55.7 |         65.0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X    |    X X X X   |            0 |            0 |
 --------------------------------------------------------------------------

 ----------------------------------------------------------
|             |              |   Net Balance Sheet Reserves|
|             |      33      |         After Discount      |
|             |              |-----------------------------|
|             |Inter-Company |      34      |      35      |
|             |   Pooling    |              |     Loss     |
|             |Participation |    Losses    |   Expenses   |
|             |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
|             |              |              |              |
| 1. Prior ...|   X X X X    |       22,468 |           64 |
| 2. 1984.....|        100.0 |        3,607 |          100 |
| 3. 1985.....|        100.0 |        4,979 |          144 |
| 4. 1986.....|        100.0 |        7,251 |          208 |
| 5. 1987.....|        100.0 |       18,431 |          578 |
| 6. 1988.....|        100.0 |       31,183 |        3,192 |
| 7. 1989.....|        100.0 |       62,394 |        5,452 |
| 8. 1990.....|        100.0 |       83,585 |       10,440 |
| 9. 1991.....|        100.0 |      123,327 |       24,330 |
|10. 1992.....|        100.0 |      203,810 |       50,353 |
|11. 1993.....|        100.0 |      348,175 |       46,607 |
|-------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X    |      909,210 |      141,468 |
 ----------------------------------------------------------

          CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
    CONTINENTAL CORPORATION COMBINED SCHEDULE P FOR INSURANCE SEGMENTS
    ..................................................................
				   (Name)



    SCHEDULE P - PART 1F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE

			       (000 omitted)

 -----------------------------------------------------------------------
|      1      |             Premiums Earned             |
|             |-----------------------------------------|---------------
|    Years    |      2      |      3      |      4      |  Loss Payments
|   in Which  |             |             |             |
|Premiums Were|             |             |             |---------------
|  Earned and |   Direct    |             |     Net     |      5       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |
|   Incurred  |   Assumed   |             |             | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
|             |             |             |             |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |        4,422 |
| 2. 1984.....|       3,982 |         537 |       3,445 |        4,452 |
| 3. 1985.....|       9,980 |       2,351 |       7,629 |        7,549 |
| 4. 1986.....|      17,369 |       4,311 |      13,058 |        4,141 |
| 5. 1987.....|       3,296 |         739 |       2,557 |       10,891 |
| 6. 1988.....|       4,542 |         790 |       3,752 |       14,205 |
| 7. 1989.....|       5,875 |       1,426 |       4,449 |       13,078 |
| 8. 1990.....|       4,250 |         748 |       3,502 |        7,509 |
| 9. 1991.....|      10,018 |       2,918 |       7,100 |          640 |
|10. 1992.....|       3,098 |         801 |       2,297 |          297 |
|11. 1993.....|      12,139 |      12,014 |         125 |           30 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |       67,214 |
 -----------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


 --------------------------------------------------------------------------
|      1      |                     Loss and Loss Expense Payments
|             |------------------------------------------------------------
|    Years    |              |         Allocated Loss      |      9       |
|   in Which  |              |        Expense Payments     |              |
|Premiums Were|--------------|-----------------------------|   Salvage    |
|  Earned and |      6       |      7       |      8       |     and      |
| Losses Were |              |    Direct    |              | Subrogation  |
|   Incurred  |    Ceded     | and Assumed  |    Ceded     |   Received   |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
|             |              |              |              |              |
| 1. Prior ...|        1,486 |          711 |           (9)|            0 |
| 2. 1984.....|          476 |        1,802 |           75 |            0 |
| 3. 1985.....|        1,208 |        2,486 |          161 |           17 |
| 4. 1986.....|          673 |        2,011 |           (1)|           10 |
| 5. 1987.....|        3,217 |        3,588 |          114 |            0 |
| 6. 1988.....|        3,744 |        4,766 |          642 |            0 |
| 7. 1989.....|        8,085 |        5,315 |        3,083 |            0 |
| 8. 1990.....|        8,735 |        2,649 |        2,856 |            0 |
| 9. 1991.....|          152 |          216 |           94 |            0 |
|10. 1992.....|            8 |          155 |            6 |            0 |
|11. 1993.....|            0 |           41 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|       27,784 |       23,740 |        7,021 |           27 |
 --------------------------------------------------------------------------

 ----------------------------------------------------------
|      1      |                             |              |
|             |-----------------------------|              |
|    Years    |      10      |      11      |      12      |
|   in Which  |              |              |  Number of   |
|Premiums Were| Unallocated  |    Total     |    Claims    |
|  Earned and |     Loss     |   Net Paid   |  Reported -  |
| Losses Were |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
|             |              |              |              |
| 1. Prior ...|          451 |        4,107 |    X X X X   |
| 2. 1984.....|          491 |        6,194 |          219 |
| 3. 1985.....|          443 |        9,109 |          327 |
| 4. 1986.....|          341 |        5,821 |          201 |
| 5. 1987.....|          398 |       11,546 |          334 |
| 6. 1988.....|          622 |       15,207 |          417 |
| 7. 1989.....|          646 |        7,871 |          722 |
| 8. 1990.....|          111 |       (1,322)|          145 |
| 9. 1991.....|          123 |          733 |         (513)|
|10. 1992.....|          276 |          714 |         (390)|
|11. 1993.....|           29 |          100 |           41 |
|-------------|--------------|--------------|--------------|
|12. Totals ..|        3,931 |       60,080 |    X X X X   |
 ----------------------------------------------------------

 -----------------------------------------------------------------------
|             |                      Losses Unpaid                     |
|             |--------------------------------------------------------|
|             |          Case Basis       |          Bulk + IBNR       |
|             |---------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |
|             |   Direct    |             |   Direct    |              |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
|             |             |             |             |              |
| 1. Prior ...|       4,756 |         626 |       1,443 |          494 |
| 2. 1984.....|         798 |         422 |         679 |           13 |
| 3. 1985.....|          15 |           0 |         203 |           70 |
| 4. 1986.....|           0 |           0 |          88 |           87 |
| 5. 1987.....|         105 |        (105)|         256 |          161 |
| 6. 1988.....|         209 |          13 |         194 |          168 |
| 7. 1989.....|      (2,544)|      (2,760)|         206 |          184 |
| 8. 1990.....|      (4,145)|      (4,397)|       2,371 |          342 |
| 9. 1991.....|         715 |          17 |       2,525 |        1,077 |
|10. 1992.....|       1,326 |          31 |       5,076 |        3,041 |
|11. 1993.....|         888 |           1 |       5,178 |        5,018 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|       2,123 |      (6,152)|      18,219 |       10,655 |
 -----------------------------------------------------------------------

 --------------------------------------------------------------------------
|             |               Allocated Loss Expenses Unpaid              |
|             |-----------------------------------------------------------|
|             |          Case Basis         |          Bulk + IBNR        |
|             |-----------------------------|-----------------------------|
|             |      17      |      18      |      19      |      20      |
|             |    Direct    |              |    Direct    |              |
|             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
|             |              |              |              |              |
| 1. Prior ...|            0 |            0 |          594 |           89 |
| 2. 1984.....|            0 |            0 |          204 |           11 |
| 3. 1985.....|            0 |            0 |           64 |           24 |
| 4. 1986.....|            0 |            0 |           38 |           38 |
| 5. 1987.....|            0 |            0 |           76 |           49 |
| 6. 1988.....|            0 |            0 |           68 |           67 |
| 7. 1989.....|            0 |            0 |           93 |           92 |
| 8. 1990.....|            0 |            0 |          148 |          143 |
| 9. 1991.....|            0 |            0 |          284 |          233 |
|10. 1992.....|            0 |            0 |          810 |          491 |
|11. 1993.....|            0 |            0 |        1,046 |          934 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|            0 |            0 |        3,425 |        2,171 |
 --------------------------------------------------------------------------

 ------------------------------------------------------------------------
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expenses   | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
|             |              |              |              |             |
| 1. Prior ...|            0 |            6 |        5,590 |         427 |
| 2. 1984.....|            0 |           30 |        1,265 |           7 |
| 3. 1985.....|            0 |            7 |          195 |           1 |
| 4. 1986.....|            0 |            0 |            1 |           0 |
| 5. 1987.....|            0 |           15 |          347 |           7 |
| 6. 1988.....|            0 |            6 |          229 |          15 |
| 7. 1989.....|            0 |            5 |          244 |          26 |
| 8. 1990.....|            0 |            8 |        2,294 |           9 |
| 9. 1991.....|            0 |            6 |        2,203 |           9 |
|10. 1992.....|            0 |           25 |        3,674 |          10 |
|11. 1993.....|            0 |            2 |        1,161 |          14 |
|-------------|--------------|--------------|--------------|-------------|
|12. Totals ..|            0 |          110 |       17,203 |         525 |
 ------------------------------------------------------------------------

 -----------------------------------------------------------------------
|	      |						| Loss and Loss
|             |             Total Losses and            | Expense Percentage
|             |           Loss Expenses Incurred        | (Incurred/Premiums
|	      |						|  Earned)
|             |-----------------------------------------|---------------
|             |     25      |     26      |     27      |      28      |
|             |             |             |             |              |
|             |   Direct    |             |             |    Direct    |
|             | and Assumed |    Ceded    |     Net *   | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
|             |             |             |             |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |    X X X X   |
| 2. 1984.....|       8,456 |         997 |       7,459 |        212.4 |
| 3. 1985.....|      10,767 |       1,463 |       9,304 |        107.9 |
| 4. 1986.....|       6,619 |         797 |       5,822 |         38.1 |
| 5. 1987.....|      15,329 |       3,436 |      11,893 |        465.1 |
| 6. 1988.....|      20,070 |       4,634 |      15,436 |        441.9 |
| 7. 1989.....|      16,799 |       8,684 |       8,115 |        285.9 |
| 8. 1990.....|       8,651 |       7,679 |         972 |        203.6 |
| 9. 1991.....|       4,509 |       1,573 |       2,936 |         45.0 |
|10. 1992.....|       7,965 |       3,577 |       4,388 |        257.1 |
|11. 1993.....|       7,214 |       5,953 |       1,261 |         59.4 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |    X X X X   |
 -----------------------------------------------------------------------

*Net = (25 - 26) = (11 + 23)



 --------------------------------------------------------------------------
|             |                             |      Discount for Time      |
|             |                             |       Value of Money        |
|             |-----------------------------|-----------------------------|
|             |      29      |      30      |      31      |      32      |
|             |              |              |              |              |
|             |              |              |              |     Loss     |
|             |    Ceded     |     Net      |     Loss     |   Expense    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
|             |              |              |              |              |
| 1. Prior ...|   X X X X    |    X X X X   |            0 |            0 |
| 2. 1984.....|        185.7 |        216.5 |            0 |            0 |
| 3. 1985.....|         62.2 |        122.0 |            0 |            0 |
| 4. 1986.....|         18.5 |         44.6 |            0 |            0 |
| 5. 1987.....|        465.0 |        465.1 |            0 |            0 |
| 6. 1988.....|        586.6 |        411.4 |            0 |            0 |
| 7. 1989.....|        609.0 |        182.4 |            0 |            0 |
| 8. 1990.....|      1,026.6 |         27.8 |            0 |            0 |
| 9. 1991.....|         53.9 |         41.4 |            0 |            0 |
|10. 1992.....|        446.6 |        191.0 |            0 |            0 |
|11. 1993.....|         49.6 |      1,008.8 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X    |    X X X X   |            0 |            0 |
 --------------------------------------------------------------------------


 ----------------------------------------------------------
|             |              |   Net Balance Sheet Reserves|
|             |      33      |         After Discount      |
|             |              |-----------------------------|
|             |Inter-Company |      34      |      35      |
|             |   Pooling    |              |     Loss     |
|             |Participation |    Losses    |   Expenses   |
|             |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
|             |              |              |              |
| 1. Prior ...|   X X X X    |        5,079 |          511 |
| 2. 1984.....|        100.0 |        1,042 |          223 |
| 3. 1985.....|        100.0 |          148 |           47 |
| 4. 1986.....|        100.0 |            1 |            0 |
| 5. 1987.....|        100.0 |          305 |           42 |
| 6. 1988.....|        100.0 |          222 |            7 |
| 7. 1989.....|        100.0 |          238 |            6 |
| 8. 1990.....|        100.0 |        2,281 |           13 |
| 9. 1991.....|        100.0 |        2,146 |           57 |
|10. 1992.....|        100.0 |        3,330 |          344 |
|11. 1993.....|        100.0 |        1,047 |          114 |
|-------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X    |       15,839 |        1,364 |
 ----------------------------------------------------------

        CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
    CONTINENTAL CORPORATION COMBINED SCHEDULE P FOR INSURANCE SEGMENTS
    ..................................................................
				  (Name)


  SCHEDULE P - PART 1F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE

			     (000 omitted)

 -----------------------------------------------------------------------
|      1      |             Premiums Earned             |
|             |-----------------------------------------|---------------
|    Years    |      2      |      3      |      4      |  Loss Payments
|   in Which  |             |             |             |
|Premiums Were|             |             |             |---------------
|  Earned and |   Direct    |             |     Net     |      5       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |
|   Incurred  |   Assumed   |             |             | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
|             |             |             |             |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |           62 |
| 2. 1984.....|           0 |           0 |           0 |          (50)|
| 3. 1985.....|           0 |           0 |           0 |            0 |
| 4. 1986.....|           0 |           0 |           0 |            3 |
| 5. 1987.....|      27,911 |       6,365 |      21,546 |        7,290 |
| 6. 1988.....|      39,164 |       6,905 |      32,259 |        3,554 |
| 7. 1989.....|      54,247 |      13,160 |      41,087 |        9,683 |
| 8. 1990.....|      52,096 |       9,224 |      42,872 |       10,882 |
| 9. 1991.....|      58,487 |      17,044 |      41,443 |       29,610 |
|10. 1992.....|      63,423 |      16,422 |      47,001 |      (39,518)|
|11. 1993.....|      89,603 |      23,267 |      66,336 |        3,189 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |       24,705 |
 -----------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

 --------------------------------------------------------------------------
|      1      |                     Loss and Loss Expense Payments
|             |------------------------------------------------------------
|    Years    |              |         Allocated Loss      |      9       |
|   in Which  |              |        Expense Payments     |              |
|Premiums Were|--------------|-----------------------------|   Salvage    |
|  Earned and |      6       |      7       |      8       |     and      |
| Losses Were |              |    Direct    |              | Subrogation  |
|   Incurred  |    Ceded     | and Assumed  |    Ceded     |   Received   |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
|             |              |              |              |              |
| 1. Prior ...|           30 |            0 |            0 |            0 |
| 2. 1984.....|          (24)|            0 |            0 |            0 |
| 3. 1985.....|            0 |            0 |            0 |            0 |
| 4. 1986.....|            2 |            0 |            0 |            0 |
| 5. 1987.....|        3,239 |          763 |           23 |            0 |
| 6. 1988.....|          824 |        1,847 |           52 |            0 |
| 7. 1989.....|        1,673 |        5,912 |          444 |            0 |
| 8. 1990.....|        2,016 |        4,149 |          660 |            0 |
| 9. 1991.....|        4,928 |        7,544 |          132 |            0 |
|10. 1992.....|      (44,300)|        2,344 |           25 |            0 |
|11. 1993.....|        2,962 |           72 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|      (28,650)|       22,631 |        1,336 |            0 |
 --------------------------------------------------------------------------

 ----------------------------------------------------------
|      1      |                             |              |
|             |-----------------------------|              |
|    Years    |      10      |      11      |      12      |
|   in Which  |              |              |  Number of   |
|Premiums Were| Unallocated  |    Total     |    Claims    |
|  Earned and |     Loss     |   Net Paid   |  Reported -  |
| Losses Were |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
|             |              |              |              |
| 1. Prior ...|            0 |           32 |    X X X X   |
| 2. 1984.....|            0 |          (26)|            2 |
| 3. 1985.....|            0 |            0 |            6 |
| 4. 1986.....|            0 |            1 |           30 |
| 5. 1987.....|          209 |        5,000 |           83 |
| 6. 1988.....|          255 |        4,780 |          363 |
| 7. 1989.....|          794 |       14,272 |        2,018 |
| 8. 1990.....|          680 |       13,035 |        1,934 |
| 9. 1991.....|        1,349 |       33,443 |        1,968 |
|10. 1992.....|          447 |        7,548 |        2,300 |
|11. 1993.....|        1,005 |        1,304 |          384 |
|-------------|--------------|--------------|--------------|
|12. Totals ..|        4,739 |       79,389 |    X X X X   |
 ----------------------------------------------------------

 -----------------------------------------------------------------------
|             |                      Losses Unpaid                     |
|             |--------------------------------------------------------|
|             |          Case Basis       |          Bulk + IBNR       |
|             |---------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |
|             |   Direct    |             |   Direct    |              |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
|             |             |             |             |              |
| 1. Prior ...|          55 |          18 |           0 |            0 |
| 2. 1984.....|         (44)|         (14)|           0 |            0 |
| 3. 1985.....|           0 |           0 |           0 |            0 |
| 4. 1986.....|           2 |           0 |           0 |            0 |
| 5. 1987.....|       6,811 |       1,978 |       9,513 |        8,116 |
| 6. 1988.....|       5,958 |         628 |       2,247 |        1,644 |
| 7. 1989.....|      12,021 |       2,969 |       2,919 |        2,139 |
| 8. 1990.....|      16,291 |       4,718 |       4,759 |        3,457 |
| 9. 1991.....|      22,716 |       2,254 |      14,980 |       10,888 |
|10. 1992.....|      91,781 |      75,810 |      32,563 |       27,366 |
|11. 1993.....|      21,836 |      15,159 |      73,132 |       50,742 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|     177,427 |     103,520 |     140,113 |      104,352 |
 -----------------------------------------------------------------------

 --------------------------------------------------------------------------
|             |               Allocated Loss Expenses Unpaid              |
|             |-----------------------------------------------------------|
|             |          Case Basis         |          Bulk + IBNR        |
|             |-----------------------------|-----------------------------|
|             |      17      |      18      |      19      |      20      |
|             |    Direct    |              |    Direct    |              |
|             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
|             |              |              |              |              |
| 1. Prior ...|            0 |            0 |            0 |            0 |
| 2. 1984.....|            0 |            0 |            0 |            0 |
| 3. 1985.....|            0 |            0 |            0 |            0 |
| 4. 1986.....|            0 |            0 |            0 |            0 |
| 5. 1987.....|            0 |            0 |        2,777 |        2,083 |
| 6. 1988.....|            0 |            0 |          758 |          655 |
| 7. 1989.....|            0 |            0 |        1,073 |        1,010 |
| 8. 1990.....|            0 |            0 |        1,637 |        1,441 |
| 9. 1991.....|            0 |            0 |        3,346 |        2,357 |
|10. 1992.....|            0 |            0 |        5,820 |        2,967 |
|11. 1993.....|            0 |            0 |       16,604 |        6,442 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|            0 |            0 |       32,015 |       16,955 |
 --------------------------------------------------------------------------

 ------------------------------------------------------------------------
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expenses   | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
|             |              |              |              |             |
| 1. Prior ...|            0 |            0 |           37 |          11 |
| 2. 1984.....|            0 |            0 |          (30)|           1 |
| 3. 1985.....|            0 |            0 |            0 |           4 |
| 4. 1986.....|            0 |            0 |            2 |          19 |
| 5. 1987.....|            0 |          216 |        7,140 |          26 |
| 6. 1988.....|            0 |          148 |        6,184 |          86 |
| 7. 1989.....|            0 |          256 |       10,151 |         136 |
| 8. 1990.....|            0 |          341 |       13,412 |         235 |
| 9. 1991.....|            0 |          182 |       25,725 |         491 |
|10. 1992.....|            0 |          222 |       24,243 |         525 |
|11. 1993.....|            0 |          230 |       39,459 |         317 |
|-------------|--------------|--------------|--------------|-------------|
|12. Totals ..|            0 |        1,595 |      126,323 |       1,851 |
 ------------------------------------------------------------------------

 -----------------------------------------------------------------------
|	      |						| Loss and Loss
|             |             Total Losses and            | Expense Percentage
|             |           Loss Expenses Incurred        | (Incurred/Premiums
|	      |						|  Earned)
|             |-----------------------------------------|---------------
|             |     25      |     26      |     27      |      28      |
|             |             |             |             |              |
|             |   Direct    |             |             |    Direct    |
|             | and Assumed |    Ceded    |     Net *   | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
|             |             |             |             |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |    X X X X   |
| 2. 1984.....|         (94)|         (38)|         (56)|          0.0 |
| 3. 1985.....|           0 |           0 |           0 |          0.0 |
| 4. 1986.....|           5 |           2 |           3 |          0.0 |
| 5. 1987.....|      27,579 |      15,439 |      12,140 |         98.8 |
| 6. 1988.....|      14,767 |       3,803 |      10,964 |         37.7 |
| 7. 1989.....|      32,658 |       8,235 |      24,423 |         60.2 |
| 8. 1990.....|      38,739 |      12,292 |      26,447 |         74.4 |
| 9. 1991.....|      79,727 |      20,559 |      59,168 |        136.3 |
|10. 1992.....|      93,659 |      61,868 |      31,791 |        147.7 |
|11. 1993.....|     116,068 |      75,305 |      40,763 |        129.5 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |    X X X X   |
 -----------------------------------------------------------------------

 *Net = (25 - 26) = (11 + 23)


 --------------------------------------------------------------------------
|             |                             |      Discount for Time      |
|             |                             |       Value of Money        |
|             |-----------------------------|-----------------------------|
|             |      29      |      30      |      31      |      32      |
|             |              |              |              |              |
|             |              |              |              |     Loss     |
|             |    Ceded     |     Net      |     Loss     |   Expense    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
|             |              |              |              |              |
| 1. Prior ...|   X X X X    |    X X X X   |            0 |            0 |
| 2. 1984.....|          0.0 |          0.0 |            0 |            0 |
| 3. 1985.....|          0.0 |          0.0 |            0 |            0 |
| 4. 1986.....|          0.0 |          0.0 |            0 |            0 |
| 5. 1987.....|        242.6 |         56.3 |            0 |            0 |
| 6. 1988.....|         55.1 |         34.0 |            0 |            0 |
| 7. 1989.....|         62.6 |         59.4 |            0 |            0 |
| 8. 1990.....|        133.3 |         61.7 |            0 |            0 |
| 9. 1991.....|        120.6 |        142.8 |            0 |            0 |
|10. 1992.....|        376.7 |         67.6 |            0 |            0 |
|11. 1993.....|        323.7 |         61.4 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X    |    X X X X   |            0 |            0 |
 --------------------------------------------------------------------------

 ----------------------------------------------------------
|             |              |   Net Balance Sheet Reserves|
|             |      33      |         After Discount      |
|             |              |-----------------------------|
|             |Inter-Company |      34      |      35      |
|             |   Pooling    |              |     Loss     |
|             |Participation |    Losses    |   Expenses   |
|             |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
|             |              |              |              |
| 1. Prior ...|   X X X X    |           37 |            0 |
| 2. 1984.....|        100.0 |          (30)|            0 |
| 3. 1985.....|        100.0 |            0 |            0 |
| 4. 1986.....|        100.0 |            2 |            0 |
| 5. 1987.....|        100.0 |        6,230 |          910 |
| 6. 1988.....|        100.0 |        5,933 |          251 |
| 7. 1989.....|        100.0 |        9,832 |          319 |
| 8. 1990.....|        100.0 |       12,875 |          537 |
| 9. 1991.....|        100.0 |       24,554 |        1,171 |
|10. 1992.....|        100.0 |       21,168 |        3,075 |
|11. 1993.....|        100.0 |       29,067 |       10,392 |
|-------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X    |      109,668 |       16,655 |
 ----------------------------------------------------------

        CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
    CONTINENTAL CORPORATION COMBINED SCHEDULE P FOR INSURANCE SEGMENTS
    ..................................................................
				(Name)




   SCHEDULE P - PART 1G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT
                     (ALL PERILS), BOILER AND MACHINERY)

			       (000 omitted)

 -----------------------------------------------------------------------
|      1      |             Premiums Earned             |
|             |-----------------------------------------|---------------
|    Years    |      2      |      3      |      4      |  Loss Payments
|   in Which  |             |             |             |
|Premiums Were|             |             |             |---------------
|  Earned and |   Direct    |             |     Net     |      5       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |
|   Incurred  |   Assumed   |             |             | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
|             |             |             |             |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |        6,435 |
| 2. 1984.....|     308,846 |     104,367 |     204,479 |      236,072 |
| 3. 1985.....|     323,837 |     176,515 |     147,322 |      188,397 |
| 4. 1986.....|     330,056 |     167,189 |     162,867 |      130,543 |
| 5. 1987.....|     383,438 |     149,011 |     234,427 |      271,871 |
| 6. 1988.....|     430,300 |     220,732 |     209,568 |      312,575 |
| 7. 1989.....|     392,484 |     191,061 |     201,423 |      343,113 |
| 8. 1990.....|     321,738 |     151,662 |     170,076 |      231,411 |
| 9. 1991.....|     320,139 |     156,382 |     163,757 |      207,823 |
|10. 1992.....|     357,369 |     224,689 |     132,680 |      142,905 |
|11. 1993.....|     372,075 |     175,209 |     196,866 |       85,230 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |    2,156,375 |
 -----------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


 --------------------------------------------------------------------------
|      1      |                     Loss and Loss Expense Payments
|             |------------------------------------------------------------
|    Years    |              |         Allocated Loss      |      9       |
|   in Which  |              |        Expense Payments     |              |
|Premiums Were|--------------|-----------------------------|   Salvage    |
|  Earned and |      6       |      7       |      8       |     and      |
| Losses Were |              |    Direct    |              | Subrogation  |
|   Incurred  |    Ceded     | and Assumed  |    Ceded     |   Received   |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
|             |              |              |              |              |
| 1. Prior ...|       (4,232)|        1,352 |        1,006 |          160 |
| 2. 1984.....|       86,341 |       10,694 |        2,829 |        4,632 |
| 3. 1985.....|       58,245 |       12,263 |        3,677 |        3,796 |
| 4. 1986.....|       36,172 |       10,712 |        5,203 |        5,255 |
| 5. 1987.....|       98,263 |       14,422 |        7,601 |        4,480 |
| 6. 1988.....|      129,576 |       17,797 |       10,264 |        4,809 |
| 7. 1989.....|      177,928 |       15,668 |       10,263 |        1,712 |
| 8. 1990.....|       92,101 |        9,817 |        5,041 |        1,936 |
| 9. 1991.....|      100,043 |       12,273 |        6,703 |          574 |
|10. 1992.....|       68,772 |        7,046 |        2,607 |       (2,065)|
|11. 1993.....|       29,007 |        3,500 |          387 |          753 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|      872,216 |      115,544 |       55,581 |       26,042 |
 --------------------------------------------------------------------------

 ----------------------------------------------------------
|      1      |                             |              |
|             |-----------------------------|              |
|    Years    |      10      |      11      |      12      |
|   in Which  |              |              |  Number of   |
|Premiums Were| Unallocated  |    Total     |    Claims    |
|  Earned and |     Loss     |   Net Paid   |  Reported -  |
| Losses Were |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
|             |              |              |              |
| 1. Prior ...|            4 |       11,017 |    X X X X   |
| 2. 1984.....|        4,542 |      162,138 |            0 |
| 3. 1985.....|        4,394 |      143,132 |            0 |
| 4. 1986.....|        4,173 |      104,053 |            0 |
| 5. 1987.....|        4,977 |      185,406 |            0 |
| 6. 1988.....|        5,093 |      195,625 |            0 |
| 7. 1989.....|        4,107 |      174,697 |            0 |
| 8. 1990.....|        2,844 |      146,930 |            0 |
| 9. 1991.....|          181 |      113,531 |            0 |
|10. 1992.....|          153 |       78,725 |            0 |
|11. 1993.....|           98 |       59,434 |            0 |
|-------------|--------------|--------------|--------------|
|12. Totals ..|       30,566 |    1,374,688 |    X X X X   |
 ----------------------------------------------------------


 -----------------------------------------------------------------------
|             |                      Losses Unpaid                     |
|             |--------------------------------------------------------|
|             |          Case Basis       |          Bulk + IBNR       |
|             |---------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |
|             |   Direct    |             |   Direct    |              |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
|             |             |             |             |              |
| 1. Prior ...|      44,515 |      31,854 |       4,258 |           67 |
| 2. 1984.....|       2,651 |         865 |       2,293 |           68 |
| 3. 1985.....|       9,797 |       3,842 |       2,292 |           68 |
| 4. 1986.....|       7,566 |       5,760 |       2,308 |           95 |
| 5. 1987.....|      10,816 |       9,257 |       2,634 |          311 |
| 6. 1988.....|      47,189 |      43,146 |       2,725 |        1,369 |
| 7. 1989.....|      34,310 |      28,788 |       3,586 |        2,117 |
| 8. 1990.....|      34,732 |      37,575 |      15,221 |        4,298 |
| 9. 1991.....|      30,310 |      25,130 |      52,384 |       29,436 |
|10. 1992.....|      73,617 |      51,551 |     106,361 |       84,612 |
|11. 1993.....|      66,377 |      17,118 |     163,970 |       93,511 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|     361,880 |     254,886 |     358,032 |      215,952 |
 -----------------------------------------------------------------------

 --------------------------------------------------------------------------
|             |               Allocated Loss Expenses Unpaid              |
|             |-----------------------------------------------------------|
|             |          Case Basis         |          Bulk + IBNR        |
|             |-----------------------------|-----------------------------|
|             |      17      |      18      |      19      |      20      |
|             |    Direct    |              |    Direct    |              |
|             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
|             |              |              |              |              |
| 1. Prior ...|            0 |            0 |           13 |            7 |
| 2. 1984.....|            0 |            0 |           12 |            9 |
| 3. 1985.....|            0 |            0 |           12 |            9 |
| 4. 1986.....|            0 |            0 |           17 |           13 |
| 5. 1987.....|            0 |            0 |           55 |           42 |
| 6. 1988.....|            0 |            0 |        3,254 |        3,176 |
| 7. 1989.....|            0 |            0 |        3,401 |        3,291 |
| 8. 1990.....|            0 |            0 |        4,813 |        4,575 |
| 9. 1991.....|            0 |            0 |        5,174 |        1,938 |
|10. 1992.....|            0 |            0 |       14,736 |        9,320 |
|11. 1993.....|            0 |            0 |       24,591 |       13,239 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|            0 |            0 |       56,078 |       35,619 |
 --------------------------------------------------------------------------

 ------------------------------------------------------------------------
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expenses   | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
|             |              |              |              |             |
| 1. Prior ...|           25 |            0 |       16,858 |       7,599 |
| 2. 1984.....|           25 |            2 |        4,016 |         369 |
| 3. 1985.....|           50 |            2 |        8,184 |         304 |
| 4. 1986.....|           50 |            2 |        4,025 |         261 |
| 5. 1987.....|          150 |            4 |        3,899 |         311 |
| 6. 1988.....|          175 |           40 |        5,517 |         343 |
| 7. 1989.....|          475 |           51 |        7,152 |         377 |
| 8. 1990.....|          900 |          117 |        8,435 |         394 |
| 9. 1991.....|        1,050 |          261 |       31,625 |         497 |
|10. 1992.....|        2,700 |          794 |       50,025 |         611 |
|11. 1993.....|        4,225 |        2,111 |      133,181 |       1,573 |
|-------------|--------------|--------------|--------------|-------------|
|12. Totals ..|        9,825 |        3,384 |      272,917 |      12,639 |
 ------------------------------------------------------------------------

 -----------------------------------------------------------------------
|	      |						| Loss and Loss
|             |             Total Losses and            | Expense Percentage
|             |           Loss Expenses Incurred        | (Incurred/Premiums
|	      |						|  Earned)
|             |-----------------------------------------|---------------
|             |     25      |     26      |     27      |      28      |
|             |             |             |             |              |
|             |   Direct    |             |             |    Direct    |
|             | and Assumed |    Ceded    |     Net *   | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
|             |             |             |             |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |    X X X X   |
| 2. 1984.....|     256,266 |      90,112 |     166,154 |         83.0 |
| 3. 1985.....|     217,157 |      65,841 |     151,316 |         67.1 |
| 4. 1986.....|     155,321 |      47,243 |     108,078 |         47.1 |
| 5. 1987.....|     304,779 |     115,474 |     189,305 |         79.5 |
| 6. 1988.....|     388,673 |     187,531 |     201,142 |         90.3 |
| 7. 1989.....|     404,236 |     222,387 |     181,849 |        103.0 |
| 8. 1990.....|     298,955 |     143,590 |     155,365 |         92.9 |
| 9. 1991.....|     308,406 |     163,250 |     145,156 |         96.3 |
|10. 1992.....|     345,612 |     216,862 |     128,750 |         96.7 |
|11. 1993.....|     345,877 |     153,262 |     192,615 |         93.0 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |    X X X X   |
 -----------------------------------------------------------------------

 *Net = (25 - 26) = (11 + 23)

 --------------------------------------------------------------------------
|             |                             |      Discount for Time      |
|             |                             |       Value of Money        |
|             |-----------------------------|-----------------------------|
|             |      29      |      30      |      31      |      32      |
|             |              |              |              |              |
|             |              |              |              |     Loss     |
|             |    Ceded     |     Net      |     Loss     |   Expense    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
|             |              |              |              |              |
| 1. Prior ...|   X X X X    |    X X X X   |            0 |            0 |
| 2. 1984.....|         86.3 |         81.3 |            0 |            0 |
| 3. 1985.....|         37.3 |        102.7 |            0 |            0 |
| 4. 1986.....|         28.3 |         66.4 |            0 |            0 |
| 5. 1987.....|         77.5 |         80.8 |            0 |            0 |
| 6. 1988.....|         85.0 |         96.0 |            0 |            0 |
| 7. 1989.....|        116.4 |         90.3 |            0 |            0 |
| 8. 1990.....|         94.7 |         91.4 |            0 |            0 |
| 9. 1991.....|        104.4 |         88.6 |            0 |            0 |
|10. 1992.....|         96.5 |         97.0 |            0 |            0 |
|11. 1993.....|         87.5 |         97.8 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X    |    X X X X   |            0 |            0 |
 --------------------------------------------------------------------------

 ----------------------------------------------------------
|             |              |   Net Balance Sheet Reserves|
|             |      33      |         After Discount      |
|             |              |-----------------------------|
|             |Inter-Company |      34      |      35      |
|             |   Pooling    |              |     Loss     |
|             |Participation |    Losses    |   Expenses   |
|             |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
|             |              |              |              |
| 1. Prior ...|   X X X X    |       16,852 |            6 |
| 2. 1984.....|        100.0 |        4,011 |            5 |
| 3. 1985.....|        100.0 |        8,179 |            5 |
| 4. 1986.....|        100.0 |        4,019 |            6 |
| 5. 1987.....|        100.0 |        3,882 |           17 |
| 6. 1988.....|        100.0 |        5,399 |          118 |
| 7. 1989.....|        100.0 |        6,991 |          161 |
| 8. 1990.....|        100.0 |        8,080 |          355 |
| 9. 1991.....|        100.0 |       28,128 |        3,497 |
|10. 1992.....|        100.0 |       43,815 |        6,210 |
|11. 1993.....|        100.0 |      119,718 |       13,463 |
|-------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X    |      249,074 |       23,843 |
 ----------------------------------------------------------

         CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
    CONTINENTAL CORPORATION COMBINED SCHEDULE P FOR INSURANCE SEGMENTS
    ..................................................................
			       (Name)




    SCHEDULE P - PART 1H - SECTION 1 - OTHER LIABILITY - OCCURRENCE

			    (000 omitted)

 -----------------------------------------------------------------------
|      1      |             Premiums Earned             |
|             |-----------------------------------------|---------------
|    Years    |      2      |      3      |      4      |  Loss Payments
|   in Which  |             |             |             |
|Premiums Were|             |             |             |---------------
|  Earned and |   Direct    |             |     Net     |      5       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |
|   Incurred  |   Assumed   |             |             | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
|             |             |             |             |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |       27,695 |
| 2. 1984.....|     159,778 |      50,894 |     108,884 |      235,626 |
| 3. 1985.....|     252,680 |      72,762 |     179,918 |      307,589 |
| 4. 1986.....|     412,116 |     146,511 |     265,605 |      188,222 |
| 5. 1987.....|     519,927 |     151,804 |     368,123 |      135,923 |
| 6. 1988.....|     600,049 |     199,659 |     400,390 |      213,822 |
| 7. 1989.....|     595,214 |     173,319 |     421,895 |      207,875 |
| 8. 1990.....|     439,444 |     142,629 |     296,815 |       85,410 |
| 9. 1991.....|     213,910 |      86,005 |     127,905 |       40,883 |
|10. 1992.....|     271,116 |     104,922 |     166,194 |      129,227 |
|11. 1993.....|     286,391 |      73,491 |     212,900 |       40,668 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |    1,612,940 |
 -----------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

 --------------------------------------------------------------------------
|      1      |                     Loss and Loss Expense Payments
|             |------------------------------------------------------------
|    Years    |              |         Allocated Loss      |      9       |
|   in Which  |              |        Expense Payments     |              |
|Premiums Were|--------------|-----------------------------|   Salvage    |
|  Earned and |      6       |      7       |      8       |     and      |
| Losses Were |              |    Direct    |              | Subrogation  |
|   Incurred  |    Ceded     | and Assumed  |    Ceded     |   Received   |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
|             |              |              |              |              |
| 1. Prior ...|       31,435 |       18,882 |        8,277 |          539 |
| 2. 1984.....|      105,331 |       50,352 |       17,219 |          165 |
| 3. 1985.....|      135,750 |       41,287 |        6,935 |       (1,117)|
| 4. 1986.....|       65,415 |       39,505 |        8,698 |          547 |
| 5. 1987.....|       19,796 |       25,948 |        2,239 |          213 |
| 6. 1988.....|       58,387 |       43,777 |        2,490 |          479 |
| 7. 1989.....|       54,908 |       41,399 |        3,947 |          180 |
| 8. 1990.....|       41,022 |       19,357 |        2,469 |           76 |
| 9. 1991.....|        8,876 |        8,242 |          831 |          101 |
|10. 1992.....|       72,148 |        5,627 |        5,146 |          101 |
|11. 1993.....|        3,895 |        3,331 |          120 |           28 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|      596,963 |      297,707 |       58,371 |        1,312 |
 --------------------------------------------------------------------------

 ----------------------------------------------------------
|      1      |                             |              |
|             |-----------------------------|              |
|    Years    |      10      |      11      |      12      |
|   in Which  |              |              |  Number of   |
|Premiums Were| Unallocated  |    Total     |    Claims    |
|  Earned and |     Loss     |   Net Paid   |  Reported -  |
| Losses Were |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
|             |              |              |              |
| 1. Prior ...|         (123)|        6,742 |    X X X X   |
| 2. 1984.....|        6,835 |      170,263 |       17,885 |
| 3. 1985.....|        8,478 |      214,669 |       15,373 |
| 4. 1986.....|        7,578 |      161,192 |       26,210 |
| 5. 1987.....|        6,806 |      146,642 |       14,024 |
| 6. 1988.....|        8,640 |      205,362 |       28,439 |
| 7. 1989.....|       10,773 |      201,192 |       22,052 |
| 8. 1990.....|        7,052 |       68,328 |       19,180 |
| 9. 1991.....|        5,326 |       44,744 |       15,298 |
|10. 1992.....|        5,366 |       62,926 |       12,170 |
|11. 1993.....|        6,058 |       46,042 |        9,088 |
|-------------|--------------|--------------|--------------|
|12. Totals ..|       72,789 |    1,328,102 |    X X X X   |
 ----------------------------------------------------------


 -----------------------------------------------------------------------
|             |                      Losses Unpaid                     |
|             |--------------------------------------------------------|
|             |          Case Basis       |          Bulk + IBNR       |
|             |---------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |
|             |   Direct    |             |   Direct    |              |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
|             |             |             |             |              |
| 1. Prior ...|     234,403 |     175,191 |       4,946 |          500 |
| 2. 1984.....|      40,997 |      21,745 |       5,797 |        2,708 |
| 3. 1985.....|      40,806 |      19,305 |       6,543 |        3,800 |
| 4. 1986.....|      14,708 |       2,158 |       8,655 |        5,096 |
| 5. 1987.....|      16,428 |      (3,192)|      20,234 |        6,628 |
| 6. 1988.....|      40,207 |     (14,270)|      36,035 |       20,272 |
| 7. 1989.....|      62,985 |      14,597 |      63,530 |       30,881 |
| 8. 1990.....|      58,661 |      25,895 |      98,143 |       41,741 |
| 9. 1991.....|      31,039 |      (6,517)|      59,111 |       44,285 |
|10. 1992.....|      28,329 |       4,198 |      85,388 |       63,801 |
|11. 1993.....|      48,606 |      12,336 |     136,996 |       75,688 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|     617,169 |     251,446 |     525,378 |      295,400 |
 -----------------------------------------------------------------------

 --------------------------------------------------------------------------
|             |               Allocated Loss Expenses Unpaid              |
|             |-----------------------------------------------------------|
|             |          Case Basis         |          Bulk + IBNR        |
|             |-----------------------------|-----------------------------|
|             |      17      |      18      |      19      |      20      |
|             |    Direct    |              |    Direct    |              |
|             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
|             |              |              |              |              |
| 1. Prior ...|            0 |            0 |        4,128 |        3,004 |
| 2. 1984.....|            0 |            0 |        2,210 |          901 |
| 3. 1985.....|            0 |            0 |        3,653 |        1,213 |
| 4. 1986.....|            0 |            0 |        5,115 |        2,395 |
| 5. 1987.....|            0 |            0 |        7,961 |        3,562 |
| 6. 1988.....|            0 |            0 |       18,941 |        5,645 |
| 7. 1989.....|            0 |            0 |       26,525 |        9,706 |
| 8. 1990.....|            0 |            0 |       33,624 |       11,838 |
| 9. 1991.....|            0 |            0 |       33,822 |        7,664 |
|10. 1992.....|            0 |            0 |       36,222 |        8,195 |
|11. 1993.....|            0 |            0 |       47,663 |        9,103 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|            0 |            0 |      219,864 |       63,226 |
 --------------------------------------------------------------------------

 ------------------------------------------------------------------------
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expenses   | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
|             |              |              |              |             |
| 1. Prior ...|           37 |          126 |       64,908 |       3,333 |
| 2. 1984.....|            0 |          149 |       23,799 |         433 |
| 3. 1985.....|           22 |          141 |       26,825 |         523 |
| 4. 1986.....|           (1)|          313 |       19,142 |         314 |
| 5. 1987.....|            1 |          301 |       37,926 |         460 |
| 6. 1988.....|           (1)|        1,190 |       84,726 |         977 |
| 7. 1989.....|            0 |        1,622 |       99,478 |       1,332 |
| 8. 1990.....|            2 |        2,476 |      113,430 |       1,370 |
| 9. 1991.....|           15 |        3,888 |       82,428 |       1,553 |
|10. 1992.....|           15 |        2,996 |       76,741 |       2,274 |
|11. 1993.....|           33 |        4,131 |      140,269 |       4,434 |
|-------------|--------------|--------------|--------------|-------------|
|12. Totals ..|          123 |       17,333 |      769,672 |      17,003 |
 ------------------------------------------------------------------------

 -----------------------------------------------------------------------
|	      |						| Loss and Loss
|             |             Total Losses and            | Expense Percentage
|             |           Loss Expenses Incurred        | (Incurred/Premiums
|	      |						|  Earned)
|             |-----------------------------------------|---------------
|             |     25      |     26      |     27      |      28      |
|             |             |             |             |              |
|             |   Direct    |             |             |    Direct    |
|             | and Assumed |    Ceded    |     Net *   | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
|             |             |             |             |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |    X X X X   |
| 2. 1984.....|     341,966 |     147,904 |     194,062 |        214.0 |
| 3. 1985.....|     408,497 |     167,003 |     241,494 |        161.7 |
| 4. 1986.....|     264,096 |      83,762 |     180,334 |         64.1 |
| 5. 1987.....|     213,601 |      29,033 |     184,568 |         41.1 |
| 6. 1988.....|     362,612 |      72,524 |     290,088 |         60.4 |
| 7. 1989.....|     414,709 |     114,039 |     300,670 |         69.7 |
| 8. 1990.....|     304,723 |     122,965 |     181,758 |         69.3 |
| 9. 1991.....|     182,311 |      55,139 |     127,172 |         85.2 |
|10. 1992.....|     293,155 |     153,488 |     139,667 |        108.1 |
|11. 1993.....|     287,453 |     101,142 |     186,311 |        100.4 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |    X X X X   |
 -----------------------------------------------------------------------

 *Net = (25 - 26) = (11 + 23)


 --------------------------------------------------------------------------
|             |                             |      Discount for Time      |
|             |                             |       Value of Money        |
|             |-----------------------------|-----------------------------|
|             |      29      |      30      |      31      |      32      |
|             |              |              |              |              |
|             |              |              |              |     Loss     |
|             |    Ceded     |     Net      |     Loss     |   Expense    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
|             |              |              |              |              |
| 1. Prior ...|   X X X X    |    X X X X   |            0 |            0 |
| 2. 1984.....|        290.6 |        178.2 |            0 |            0 |
| 3. 1985.....|        229.5 |        134.2 |            0 |            0 |
| 4. 1986.....|         57.2 |         67.9 |            0 |            0 |
| 5. 1987.....|         19.1 |         50.1 |            0 |            0 |
| 6. 1988.....|         36.3 |         72.5 |            0 |            0 |
| 7. 1989.....|         65.8 |         71.3 |            0 |            0 |
| 8. 1990.....|         86.2 |         61.2 |            0 |            0 |
| 9. 1991.....|         64.1 |         99.4 |            0 |            0 |
|10. 1992.....|        146.3 |         84.0 |            0 |            0 |
|11. 1993.....|        137.6 |         87.5 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X    |    X X X X   |            0 |            0 |
 --------------------------------------------------------------------------


 ----------------------------------------------------------
|             |              |   Net Balance Sheet Reserves|
|             |      33      |         After Discount      |
|             |              |-----------------------------|
|             |Inter-Company |      34      |      35      |
|             |   Pooling    |              |     Loss     |
|             |Participation |    Losses    |   Expenses   |
|             |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
|             |              |              |              |
| 1. Prior ...|   X X X X    |       63,658 |        1,250 |
| 2. 1984.....|        100.0 |       22,341 |        1,458 |
| 3. 1985.....|        100.0 |       24,244 |        2,581 |
| 4. 1986.....|        100.0 |       16,109 |        3,033 |
| 5. 1987.....|        100.0 |       33,226 |        4,700 |
| 6. 1988.....|        100.0 |       70,240 |       14,486 |
| 7. 1989.....|        100.0 |       81,037 |       18,441 |
| 8. 1990.....|        100.0 |       89,168 |       24,262 |
| 9. 1991.....|        100.0 |       52,382 |       30,046 |
|10. 1992.....|        100.0 |       45,718 |       31,023 |
|11. 1993.....|        100.0 |       97,578 |       42,691 |
|-------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X    |      595,701 |      173,971 |
 ----------------------------------------------------------

         CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
    CONTINENTAL CORPORATION COMBINED SCHEDULE P FOR INSURANCE SEGMENTS
    ..................................................................
			        (Name)


     SCHEDULE P - PART 1H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE

			       (000 omitted)

 -----------------------------------------------------------------------
|      1      |             Premiums Earned             |
|             |-----------------------------------------|---------------
|    Years    |      2      |      3      |      4      |  Loss Payments
|   in Which  |             |             |             |
|Premiums Were|             |             |             |---------------
|  Earned and |   Direct    |             |     Net     |      5       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |
|   Incurred  |   Assumed   |             |             | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
|             |             |             |             |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |           72 |
| 2. 1984.....|           0 |           0 |           0 |          (37)|
| 3. 1985.....|           0 |           0 |           0 |            5 |
| 4. 1986.....|           0 |           0 |           0 |            3 |
| 5. 1987.....|           0 |           0 |           0 |           30 |
| 6. 1988.....|           0 |           0 |           0 |           49 |
| 7. 1989.....|           0 |           0 |           0 |         (122)|
| 8. 1990.....|           0 |           0 |           0 |            0 |
| 9. 1991.....|     120,760 |      48,999 |      71,761 |       33,070 |
|10. 1992.....|     134,611 |      51,702 |      82,909 |       15,107 |
|11. 1993.....|     185,852 |      39,961 |     145,891 |          425 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |       48,602 |
 -----------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

 --------------------------------------------------------------------------
|      1      |                     Loss and Loss Expense Payments
|             |------------------------------------------------------------
|    Years    |              |         Allocated Loss      |      9       |
|   in Which  |              |        Expense Payments     |              |
|Premiums Were|--------------|-----------------------------|   Salvage    |
|  Earned and |      6       |      7       |      8       |     and      |
| Losses Were |              |    Direct    |              | Subrogation  |
|   Incurred  |    Ceded     | and Assumed  |    Ceded     |   Received   |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
|             |              |              |              |              |
| 1. Prior ...|           68 |            3 |           15 |            0 |
| 2. 1984.....|          (41)|            2 |           (3)|            0 |
| 3. 1985.....|            0 |            0 |            1 |            0 |
| 4. 1986.....|           (1)|            1 |            1 |            0 |
| 5. 1987.....|            9 |            0 |            0 |            0 |
| 6. 1988.....|            3 |            2 |            3 |            0 |
| 7. 1989.....|          (38)|           (8)|          (17)|            0 |
| 8. 1990.....|            0 |            0 |            0 |            0 |
| 9. 1991.....|        7,986 |          753 |           90 |            0 |
|10. 1992.....|            9 |          687 |            0 |            4 |
|11. 1993.....|            0 |          286 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|        7,995 |        1,726 |           90 |            4 |
 --------------------------------------------------------------------------

 ----------------------------------------------------------
|      1      |                             |              |
|             |-----------------------------|              |
|    Years    |      10      |      11      |      12      |
|   in Which  |              |              |  Number of   |
|Premiums Were| Unallocated  |    Total     |    Claims    |
|  Earned and |     Loss     |   Net Paid   |  Reported -  |
| Losses Were |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
|             |              |              |              |
| 1. Prior ...|            0 |           (8)|    X X X X   |
| 2. 1984.....|            0 |            9 |           23 |
| 3. 1985.....|            0 |            4 |           19 |
| 4. 1986.....|            0 |            4 |           61 |
| 5. 1987.....|            0 |           21 |           43 |
| 6. 1988.....|            0 |           45 |           83 |
| 7. 1989.....|            0 |          (75)|          190 |
| 8. 1990.....|            0 |            0 |          336 |
| 9. 1991.....|          517 |       26,264 |        2,999 |
|10. 1992.....|          189 |       15,974 |        2,265 |
|11. 1993.....|           51 |          762 |          953 |
|-------------|--------------|--------------|--------------|
|12. Totals ..|          757 |       43,000 |    X X X X   |
 ----------------------------------------------------------

 -----------------------------------------------------------------------
|             |                      Losses Unpaid                     |
|             |--------------------------------------------------------|
|             |          Case Basis       |          Bulk + IBNR       |
|             |---------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |
|             |   Direct    |             |   Direct    |              |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
|             |             |             |             |              |
| 1. Prior ...|         543 |         312 |           0 |            0 |
| 2. 1984.....|        (399)|        (229)|           0 |            0 |
| 3. 1985.....|          33 |          12 |           0 |            0 |
| 4. 1986.....|           9 |           4 |           0 |            0 |
| 5. 1987.....|          10 |           3 |           0 |            0 |
| 6. 1988.....|          87 |          81 |           0 |            0 |
| 7. 1989.....|        (283)|        (183)|           0 |            0 |
| 8. 1990.....|           0 |           0 |           0 |            0 |
| 9. 1991.....|       9,147 |       1,772 |      21,006 |       11,593 |
|10. 1992.....|      26,174 |       7,398 |      29,738 |       15,376 |
|11. 1993.....|      35,971 |      23,571 |      57,230 |        8,751 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|      71,292 |      32,741 |     107,974 |       35,720 |
 -----------------------------------------------------------------------

 --------------------------------------------------------------------------
|             |               Allocated Loss Expenses Unpaid              |
|             |-----------------------------------------------------------|
|             |          Case Basis         |          Bulk + IBNR        |
|             |-----------------------------|-----------------------------|
|             |      17      |      18      |      19      |      20      |
|             |    Direct    |              |    Direct    |              |
|             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
|             |              |              |              |              |
| 1. Prior ...|            0 |            0 |            0 |            0 |
| 2. 1984.....|            0 |            0 |            0 |            0 |
| 3. 1985.....|            0 |            0 |            0 |            0 |
| 4. 1986.....|            0 |            0 |            0 |            0 |
| 5. 1987.....|            0 |            0 |            0 |            0 |
| 6. 1988.....|            0 |            0 |            0 |            0 |
| 7. 1989.....|            0 |            0 |            0 |            0 |
| 8. 1990.....|            0 |            0 |            0 |            0 |
| 9. 1991.....|            0 |            0 |        4,489 |        1,816 |
|10. 1992.....|            0 |            0 |       12,982 |        1,844 |
|11. 1993.....|            0 |            0 |       37,623 |        2,289 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|            0 |            0 |       55,094 |        5,949 |
 --------------------------------------------------------------------------

 ------------------------------------------------------------------------
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expenses   | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
|             |              |              |              |             |
| 1. Prior ...|            0 |            0 |          231 |          33 |
| 2. 1984.....|            0 |            0 |         (170)|          12 |
| 3. 1985.....|            0 |            0 |           21 |          11 |
| 4. 1986.....|            0 |            0 |            5 |          36 |
| 5. 1987.....|            0 |            0 |            7 |          28 |
| 6. 1988.....|            0 |            0 |            6 |          46 |
| 7. 1989.....|            0 |            0 |         (100)|         126 |
| 8. 1990.....|            0 |            0 |            0 |         198 |
| 9. 1991.....|            0 |        2,836 |       22,297 |         301 |
|10. 1992.....|            0 |        2,101 |       46,377 |         446 |
|11. 1993.....|            0 |        1,248 |       97,461 |         576 |
|-------------|--------------|--------------|--------------|-------------|
|12. Totals ..|            0 |        6,185 |      166,135 |       1,813 |
 ------------------------------------------------------------------------

 -----------------------------------------------------------------------
|	      |						| Loss and Loss
|             |             Total Losses and            | Expense Percentage
|             |           Loss Expenses Incurred        | (Incurred/Premiums
|	      |						|  Earned)
|             |-----------------------------------------|---------------
|             |     25      |     26      |     27      |      28      |
|             |             |             |             |              |
|             |   Direct    |             |             |    Direct    |
|             | and Assumed |    Ceded    |     Net *   | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
|             |             |             |             |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |    X X X X   |
| 2. 1984.....|        (434)|        (273)|        (161)|          0.0 |
| 3. 1985.....|          38 |          13 |          25 |          0.0 |
| 4. 1986.....|          13 |           4 |           9 |          0.0 |
| 5. 1987.....|          40 |          12 |          28 |          0.0 |
| 6. 1988.....|         138 |          87 |          51 |          0.0 |
| 7. 1989.....|        (413)|        (238)|        (175)|          0.0 |
| 8. 1990.....|           0 |           0 |           0 |          0.0 |
| 9. 1991.....|      71,818 |      23,257 |      48,561 |         59.5 |
|10. 1992.....|      86,978 |      24,627 |      62,351 |         64.6 |
|11. 1993.....|     132,834 |      34,611 |      98,223 |         71.5 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |    X X X X   |
 -----------------------------------------------------------------------

 *Net = (25 - 26) = (11 + 23)


 --------------------------------------------------------------------------
|             |                             |      Discount for Time      |
|             |                             |       Value of Money        |
|             |-----------------------------|-----------------------------|
|             |      29      |      30      |      31      |      32      |
|             |              |              |              |              |
|             |              |              |              |     Loss     |
|             |    Ceded     |     Net      |     Loss     |   Expense    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
|             |              |              |              |              |
| 1. Prior ...|   X X X X    |    X X X X   |            0 |            0 |
| 2. 1984.....|          0.0 |          0.0 |            0 |            0 |
| 3. 1985.....|          0.0 |          0.0 |            0 |            0 |
| 4. 1986.....|          0.0 |          0.0 |            0 |            0 |
| 5. 1987.....|          0.0 |          0.0 |            0 |            0 |
| 6. 1988.....|          0.0 |          0.0 |            0 |            0 |
| 7. 1989.....|          0.0 |          0.0 |            0 |            0 |
| 8. 1990.....|          0.0 |          0.0 |            0 |            0 |
| 9. 1991.....|         47.5 |         67.7 |            0 |            0 |
|10. 1992.....|         47.6 |         75.2 |            0 |            0 |
|11. 1993.....|         86.6 |         67.3 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X    |    X X X X   |            0 |            0 |
 --------------------------------------------------------------------------

 ----------------------------------------------------------
|             |              |   Net Balance Sheet Reserves|
|             |      33      |         After Discount      |
|             |              |-----------------------------|
|             |Inter-Company |      34      |      35      |
|             |   Pooling    |              |     Loss     |
|             |Participation |    Losses    |   Expenses   |
|             |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
|             |              |              |              |
| 1. Prior ...|   X X X X    |          231 |            0 |
| 2. 1984.....|        100.0 |         (170)|            0 |
| 3. 1985.....|        100.0 |           21 |            0 |
| 4. 1986.....|        100.0 |            5 |            0 |
| 5. 1987.....|        100.0 |            7 |            0 |
| 6. 1988.....|        100.0 |            6 |            0 |
| 7. 1989.....|        100.0 |         (100)|            0 |
| 8. 1990.....|        100.0 |            0 |            0 |
| 9. 1991.....|        100.0 |       16,788 |        5,509 |
|10. 1992.....|        100.0 |       33,138 |       13,239 |
|11. 1993.....|        100.0 |       60,879 |       36,582 |
|-------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X    |      110,805 |       55,330 |
 ----------------------------------------------------------






          CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
    CONTINENTAL CORPORATION COMBINED SCHEDULE P FOR INSURANCE SEGMENTS
    ..................................................................
				   (Name)




         SCHEDULE P - PART 1I - SPECIAL PROPERTY (FIRE, ALLIED LINES,
             INLAND MARINE, EARTHQUAKE, GLASS, BURGLARY AND THEFT)

				 (000 omitted)

 -----------------------------------------------------------------------
|      1      |             Premiums Earned             |
|             |-----------------------------------------|---------------
|    Years    |      2      |      3      |      4      |  Loss Payments
|    Which    |             |             |             |
|Premiums Were|             |             |             |---------------
|  Earned and |   Direct    |             |     Net     |      5       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |
|   Incurred  |   Assumed   |             |             | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |       56,732 |
| 2. 1992.....|     564,283 |     269,460 |     294,823 |      570,780 |
| 3. 1993.....|     559,178 |     298,998 |     260,180 |      203,531 |
|-------------|-------------|-------------|-------------|--------------|
| 4. Totals ..|   X X X X   |    X X X X  |    X X X X  |      831,043 |
 -----------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.



 -------------------------------------------------------------------------
|      1      |                      Loss and Loss Expense Payments
|             |------------------------------------------------------------
|    Years    |              |         Allocated Loss      |      9       |
|    Which    |              |        Expense Payments     |		  |
|Premiums Were|--------------|-----------------------------|   Salvage    |
|  Earned and |      6       |      7       |      8       |     and      |
| Losses Were |              |    Direct    |              | Subrogation  |
|   Incurred  |    Ceded     | and Assumed  |    Ceded     |   Received   |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |		  |
| 1. Prior ...|       41,725 |        6,453 |        2,705 |        6,206 |
| 2. 1992.....|      373,099 |       15,195 |        4,592 |        4,446 |
| 3. 1993.....|      101,372 |        4,675 |          871 |        1,999 |
|-------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|      516,196 |       26,323 |        8,168 |       12,651 |
 --------------------------------------------------------------------------


 ----------------------------------------------------------
|      1      |                             |              |
|             |-----------------------------|              |
|    Years    |      10      |      11      |      12      |
|    Which    |              |              |  Number of   |
|Premiums Were| Unallocated  |    Total     |    Claims    |
|  Earned and |     Loss     |   Net Paid   |  Reported -  |
| Losses Were |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. Prior ...|           90 |       18,845 |    X X X X   |
| 2. 1992.....|        2,065 |      210,349 |    X X X X   |
| 3. 1993.....|        1,676 |      107,639 |    X X X X   |
|-------------|--------------|--------------|--------------|
| 4. Totals ..|        3,831 |      336,833 |    X X X X   |
 ----------------------------------------------------------




 -----------------------------------------------------------------------
|             |                      Losses Unpaid                     |
|             |--------------------------------------------------------|
|             |         Case Basis        |        Bulk + IBNR         |
|             |---------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |
|             |   Direct    |             |   Direct    |              |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
| 1. Prior ...|      91,684 |      83,171 |          63 |           12 |
| 2. 1992.....|      69,994 |      46,673 |      15,074 |       13,360 |
| 3. 1993.....|      91,334 |      47,689 |     206,595 |      166,561 |
|-------------|-------------|-------------|-------------|--------------|
| 4. Totals ..|     253,012 |     177,533 |     221,732 |      179,933 |
 -----------------------------------------------------------------------

 --------------------------------------------------------------------------
|             |              Allocated Loss Expenses Unpaid		  |
|             |-----------------------------------------------------------|
|             |          Case Basis         |         Bulk + IBNR         |
|             |-----------------------------|-----------------------------|
|             |      17      |      18      |      19      |      20      |
|             |    Direct    |              |    Direct    |		  |
|             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |		  |
| 1. Prior ...|            0 |            0 |        3,174 |        2,998 |
| 2. 1992.....|            0 |            0 |       38,450 |       36,724 |
| 3. 1993.....|            0 |            0 |        8,944 |        1,152 |
|-------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|            0 |            0 |       50,568 |       40,874 |
 --------------------------------------------------------------------------


 ------------------------------------------------------------------------
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expense    | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. Prior ...|        1,265 |           10 |        8,750 |       3,103 |
| 2. 1992.....|          948 |          180 |       26,941 |       1,702 |
| 3. 1993.....|        1,921 |          405 |       91,876 |       6,043 |
|-------------|--------------|--------------|--------------|-------------|
| 4. Totals ..|        4,134 |          595 |      127,567 |      10,848 |
 ------------------------------------------------------------------------



 -----------------------------------------------------------------------
|	      |						| Loss and Loss
|             |             Total Losses and            | Expense Percentage
|             |          Loss Expenses Incurred         | (Incurred/Premiums
|	      |						|  Earned)
|             |-----------------------------------------|---------------
|             |     25      |     26      |     27      |      28      |
|             |             |             |             |              |
|             |   Direct    |             |             |    Direct    |
|             | and Assumed |    Ceded    |     Net *   | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |   X X X X    |
| 2. 1992.....|     711,738 |     474,448 |     237,290 |        126.1 |
| 3. 1993.....|     517,160 |     317,645 |     199,515 |         92.5 |
|-------------|-------------|-------------|-------------|--------------|
| 4. Totals ..|   X X X X   |    X X X X  |    X X X X  |   X X X X    |
 -----------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)


 --------------------------------------------------------------------------
|             |                             |      Discount for Time      |
|             |                             |       Value of Money        |
|             |-----------------------------|-----------------------------|
|             |      29      |      30      |      31      |      32      |
|             |              |              |              |              |
|             |              |              |              |     Loss     |
|             |    Ceded     |     Net      |     Loss     |   Expense    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. Prior ...|   X X X X    |    X X X X   |            0 |            0 |
| 2. 1992.....|        176.1 |         80.5 |            0 |            0 |
| 3. 1993.....|        106.2 |         76.7 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|   X X X X    |    X X X X   |            0 |            0 |
 --------------------------------------------------------------------------


 ----------------------------------------------------------
|             |              |  Net Balance Sheet Reserves |
|             |      33      |        After Discount       |
|             |              |-----------------------------|
|             |Inter-Company |      34      |      35      |
|             |   Pooling    |              |              |
|             |Participation |    Losses    |Loss Expenses |
|             |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. Prior ...|   X X X X    |        8,564 |          186 |
| 2. 1992.....|        100.0 |       25,035 |        1,906 |
| 3. 1993.....|        100.0 |       83,679 |        8,197 |
|-------------|--------------|--------------|--------------|
| 4. Totals ..|   X X X X    |      117,278 |       10,289 |
 ----------------------------------------------------------




                SCHEDULE P - PART 1J - AUTO PHYSICAL DAMAGE


 -----------------------------------------------------------------------
|      1      |             Premiums Earned             |
|             |-----------------------------------------|---------------
|    Years    |      2      |      3      |      4      |  Loss Payments
|    Which    |             |             |             |
|Premiums Were|             |             |             |---------------
|  Earned and |   Direct    |             |     Net     |      5       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |
|   Incurred  |   Assumed   |             |             | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |        3,091 |
| 2. 1992.....|     241,372 |      24,712 |     216,660 |      117,825 |
| 3. 1993.....|     259,172 |      16,175 |     242,997 |      112,460 |
|-------------|-------------|-------------|-------------|--------------|
| 4. Totals ..|   X X X X   |    X X X X  |    X X X X  |      233,376 |
 -----------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


 --------------------------------------------------------------------------
|      1      |                      Loss and Loss Expense Payments
|             |------------------------------------------------------------
|    Years    |              |         Allocated Loss      |      9       |
|    Which    |              |        Expense Payments     |              |
|Premiums Were|--------------|-----------------------------|   Salvage    |
|  Earned and |      6       |      7       |      8       |     and      |
| Losses Were |              |    Direct    |              | Subrogation  |
|   Incurred  |    Ceded     | and Assumed  |    Ceded     |   Received   |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. Prior ...|          518 |        1,111 |          236 |        1,397 |
| 2. 1992.....|        8,113 |       15,172 |          444 |       14,035 |
| 3. 1993.....|        3,132 |       18,021 |           80 |        7,688 |
|-------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|       11,763 |       34,304 |          760 |       23,120 |
 --------------------------------------------------------------------------

 ----------------------------------------------------------
|      1      |                             |              |
|             |-----------------------------|              |
|    Years    |      10      |      11      |      12      |
|    Which    |              |              |  Number of   |
|Premiums Were| Unallocated  |    Total     |    Claims    |
|  Earned and |     Loss     |   Net Paid   |  Reported -  |
| Losses Were |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. Prior ...|           48 |        3,496 |   X X X X    |
| 2. 1992.....|        4,193 |      128,633 |      146,435 |
| 3. 1993.....|        4,934 |      132,203 |      102,682 |
|-------------|--------------|--------------|--------------|
| 4. Totals ..|        9,175 |      264,332 |   X X X X    |
 ----------------------------------------------------------



 -----------------------------------------------------------------------
|             |                      Losses Unpaid                     |
|             |--------------------------------------------------------|
|             |         Case Basis        |        Bulk + IBNR         |
|             |---------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |
|             |   Direct    |             |   Direct    |              |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
| 1. Prior ...|       4,892 |       3,911 |         411 |          193 |
| 2. 1992.....|         997 |        (437)|       2,909 |        1,537 |
| 3. 1993.....|       6,281 |         245 |       5,509 |        2,513 |
|-------------|-------------|-------------|-------------|--------------|
| 4. Totals ..|      12,170 |       3,719 |       8,829 |        4,243 |
 -----------------------------------------------------------------------


 --------------------------------------------------------------------------
|             |              Allocated Loss Expenses Unpaid               |
|             |-----------------------------------------------------------|
|             |          Case Basis         |         Bulk + IBNR         |
|             |-----------------------------|-----------------------------|
|             |      17      |      18      |      19      |      20      |
|             |    Direct    |              |    Direct    |              |
|             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. Prior ...|            0 |            0 |          605 |          151 |
| 2. 1992.....|            0 |            0 |          938 |          184 |
| 3. 1993.....|            0 |            0 |        3,081 |          543 |
|-------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|            0 |            0 |        4,624 |          878 |
 --------------------------------------------------------------------------


 ------------------------------------------------------------------------
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expense    | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. Prior ...|        1,739 |            0 |        1,653 |       1,965 |
| 2. 1992.....|        1,901 |          139 |        3,699 |         748 |
| 3. 1993.....|        9,233 |          249 |       11,819 |       5,236 |
|-------------|--------------|--------------|--------------|-------------|
| 4. Totals ..|       12,873 |          388 |       17,171 |       7,949 |
 ------------------------------------------------------------------------



 -----------------------------------------------------------------------
|	      |						| Loss and Loss
|             |             Total Losses and            | Expense Percentage
|             |          Loss Expenses Incurred         | (Incurred/Premiums
|	      |						|  Earned)
|             |-----------------------------------------|---------------
|             |     25      |     26      |     27      |      28      |
|             |             |             |             |              |
|             |   Direct    |             |             |    Direct    |
|             | and Assumed |    Ceded    |     Net *   | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |   X X X X    |
| 2. 1992.....|     142,173 |       9,841 |     132,332 |         58.9 |
| 3. 1993.....|     150,535 |       6,513 |     144,022 |         58.1 |
|-------------|-------------|-------------|-------------|--------------|
| 4. Totals ..|   X X X X   |   X X X X   |   X X X X   |   X X X X    |
 -----------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)


 --------------------------------------------------------------------------
|             |                             |      Discount for Time      |
|             |                             |       Value of Money        |
|             |-----------------------------|-----------------------------|
|             |      29      |      30      |      31      |      32      |
|             |              |              |              |              |
|             |              |              |              |     Loss     |
|             |    Ceded     |     Net      |     Loss     |   Expense    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. Prior ...|   X X X X    |    X X X X   |            0 |            0 |
| 2. 1992.....|         39.8 |         61.1 |            0 |            0 |
| 3. 1993.....|         40.3 |         59.3 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|   X X X X    |   X X X X    |            0 |            0 |
 --------------------------------------------------------------------------



 ----------------------------------------------------------
|             |              |  Net Balance Sheet Reserves |
|             |      33      |        After Discount       |
|             |              |-----------------------------|
|             |Inter-Company |      34      |      35      |
|             |   Pooling    |              |              |
|             |Participation |    Losses    |Loss Expenses |
|             |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. Prior ...|   X X X X    |        1,199 |          454 |
| 2. 1992.....|        100.0 |        2,806 |          893 |
| 3. 1993.....|        100.0 |        9,032 |        2,787 |
|-------------|--------------|--------------|--------------|
| 4. Totals ..|   X X X X    |       13,037 |        4,134 |
 ----------------------------------------------------------




          CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
    CONTINENTAL CORPORATION COMBINED SCHEDULE P FOR INSURANCE SEGMENTS
    ..................................................................
				 (Name)




        SCHEDULE P - PART 1K - FIDELITY, SURETY, FINANCIAL GUARANTY,
                               MORTGAGE GUARANTY

			       (000 omitted)

 -----------------------------------------------------------------------
|      1      |             Premiums Earned             |
|             |-----------------------------------------|---------------
|    Years    |      2      |      3      |      4      |  Loss Payments
|    Which    |             |             |             |
|Premiums Were|             |             |             |---------------
|  Earned and |   Direct    |             |     Net     |      5       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |
|   Incurred  |   Assumed   |             |             | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |        7,558 |
| 2. 1992.....|     128,726 |      36,572 |      92,154 |       38,376 |
| 3. 1993.....|     141,181 |       6,056 |     135,125 |       23,257 |
|-------------|-------------|-------------|-------------|--------------|
| 4. Totals ..|   X X X X   |    X X X X  |    X X X X  |       69,191 |
 -----------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


 --------------------------------------------------------------------------
|      1      |                      Loss and Loss Expense Payments
|             |------------------------------------------------------------
|    Years    |              |         Allocated Loss      |      9       |
|    Which    |              |        Expense Payments     |              |
|Premiums Were|--------------|-----------------------------|   Salvage    |
|  Earned and |      6       |      7       |      8       |     and      |
| Losses Were |              |    Direct    |              | Subrogation  |
|   Incurred  |    Ceded     | and Assumed  |    Ceded     |   Received   |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. Prior ...|       (3,451)|        1,682 |         (331)|        3,920 |
| 2. 1992.....|       23,461 |        1,725 |          121 |          631 |
| 3. 1993.....|           40 |        1,155 |           (1)|          993 |
|-------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|       20,050 |        4,562 |         (211)|        5,544 |
 --------------------------------------------------------------------------

 ----------------------------------------------------------
|      1      |                             |              |
|             |-----------------------------|              |
|    Years    |      10      |      11      |      12      |
|    Which    |              |              |  Number of   |
|Premiums Were| Unallocated  |    Total     |    Claims    |
|  Earned and |     Loss     |   Net Paid   |  Reported -  |
| Losses Were |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. Prior ...|          114 |       13,136 |    X X X X   |
| 2. 1992.....|          479 |       16,998 |    X X X X   |
| 3. 1993.....|          607 |       24,980 |    X X X X   |
|-------------|--------------|--------------|--------------|
| 4. Totals ..|        1,200 |       55,114 |    X X X X   |
 ----------------------------------------------------------

 -----------------------------------------------------------------------
|             |                      Losses Unpaid                     |
|             |--------------------------------------------------------|
|             |         Case Basis        |        Bulk + IBNR         |
|             |---------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |
|             |   Direct    |             |   Direct    |              |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
| 1. Prior ...|      38,264 |      14,180 |       2,938 |          941 |
| 2. 1992.....|       5,315 |       7,626 |      11,194 |        3,264 |
| 3. 1993.....|      27,358 |       3,997 |      45,649 |       24,291 |
|-------------|-------------|-------------|-------------|--------------|
| 4. Totals ..|      70,937 |      25,803 |      59,781 |       28,496 |
 -----------------------------------------------------------------------

 --------------------------------------------------------------------------
|             |              Allocated Loss Expenses Unpaid               |
|             |-----------------------------------------------------------|
|             |          Case Basis         |         Bulk + IBNR         |
|             |-----------------------------|-----------------------------|
|             |      17      |      18      |      19      |      20      |
|             |    Direct    |              |    Direct    |              |
|             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. Prior ...|            0 |            0 |        2,420 |          402 |
| 2. 1992.....|            0 |            0 |        5,341 |        1,948 |
| 3. 1993.....|            0 |            0 |        7,801 |        3,612 |
|-------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|            0 |            0 |       15,562 |        5,962 |
 --------------------------------------------------------------------------

 ------------------------------------------------------------------------
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expense    | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. Prior ...|        5,271 |           62 |       28,161 |       1,072 |
| 2. 1992.....|        1,692 |           39 |        9,051 |         214 |
| 3. 1993.....|        1,053 |          139 |       49,047 |         658 |
|-------------|--------------|--------------|--------------|-------------|
| 4. Totals ..|        8,016 |          240 |       86,259 |       1,944 |
 ------------------------------------------------------------------------

 -----------------------------------------------------------------------
|	      |						| Loss and Loss
|             |             Total Losses and            | Expense Percentage
|             |          Loss Expenses Incurred         | (Incurred/Premiums
|	      |						|  Earned)
|             |-----------------------------------------|---------------
|             |     25      |     26      |     27      |      28      |
|             |             |             |             |              |
|             |   Direct    |             |             |    Direct    |
|             | and Assumed |    Ceded    |     Net *   | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |   X X X X    |
| 2. 1992.....|      62,469 |      36,420 |      26,049 |         48.5 |
| 3. 1993.....|     105,966 |      31,939 |      74,027 |         75.1 |
|-------------|-------------|-------------|-------------|--------------|
| 4. Totals ..|   X X X X   |    X X X X  |    X X X X  |   X X X X    |
 -----------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)


 --------------------------------------------------------------------------
|             |                             |      Discount for Time      |
|             |                             |       Value of Money        |
|             |-----------------------------|-----------------------------|
|             |      29      |      30      |      31      |      32      |
|             |              |              |              |              |
|             |              |              |              |     Loss     |
|             |    Ceded     |     Net      |     Loss     |   Expense    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. Prior ...|   X X X X    |    X X X X   |            0 |            0 |
| 2. 1992.....|         99.6 |         28.3 |            0 |            0 |
| 3. 1993.....|        527.4 |         54.8 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|   X X X X    |    X X X X   |            0 |            0 |
 --------------------------------------------------------------------------

 ----------------------------------------------------------
|             |              |  Net Balance Sheet Reserves |
|             |      33      |        After Discount       |
|             |              |-----------------------------|
|             |Inter-Company |      34      |      35      |
|             |   Pooling    |              |              |
|             |Participation |    Losses    |Loss Expenses |
|             |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. Prior ...|   X X X X    |       26,081 |        2,080 |
| 2. 1992.....|        100.0 |        5,619 |        3,432 |
| 3. 1993.....|        100.0 |       44,719 |        4,328 |
|-------------|--------------|--------------|--------------|
| 4. Totals ..|   X X X X    |       76,419 |        9,840 |
 ----------------------------------------------------------




   SCHEDULE P - PART 1L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)

			     (000 omitted)

 -----------------------------------------------------------------------
|      1      |             Premiums Earned             |
|             |-----------------------------------------|---------------
|    Years    |      2      |      3      |      4      |  Loss Payments
|    Which    |             |             |             |
|Premiums Were|             |             |             |---------------
|  Earned and |   Direct    |             |     Net     |      5       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |
|   Incurred  |   Assumed   |             |             | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |        6,074 |
| 2. 1992.....|     141,347 |      54,796 |      86,551 |       89,856 |
| 3. 1993.....|     111,012 |      69,964 |      41,048 |       27,019 |
|-------------|-------------|-------------|-------------|--------------|
| 4. Totals ..|   X X X X   |    X X X X  |    X X X X  |      122,949 |
 -----------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


 --------------------------------------------------------------------------
|      1      |                      Loss and Loss Expense Payments
|             |------------------------------------------------------------
|    Years    |              |         Allocated Loss      |      9       |
|    Which    |              |        Expense Payments     |              |
|Premiums Were|--------------|-----------------------------|   Salvage    |
|  Earned and |      6       |      7       |      8       |     and      |
| Losses Were |              |    Direct    |              | Subrogation  |
|   Incurred  |    Ceded     | and Assumed  |    Ceded     |   Received   |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. Prior ...|        6,284 |          354 |           73 |        1,453 |
| 2. 1992.....|       38,679 |          844 |          389 |          256 |
| 3. 1993.....|       11,213 |          131 |           47 |           59 |
|-------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|       56,176 |        1,329 |          509 |        1,768 |
 --------------------------------------------------------------------------

 ----------------------------------------------------------
|      1      |                             |              |
|             |-----------------------------|              |
|    Years    |      10      |      11      |      12      |
|    Which    |              |              |  Number of   |
|Premiums Were| Unallocated  |    Total     |    Claims    |
|  Earned and |     Loss     |   Net Paid   |  Reported -  |
| Losses Were |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. Prior ...|            1 |           72 |   X X X X    |
| 2. 1992.....|          123 |       51,755 |   X X X X    |
| 3. 1993.....|           70 |       15,960 |   X X X X    |
|-------------|--------------|--------------|--------------|
| 4. Totals ..|          194 |       67,787 |   X X X X    |
 ----------------------------------------------------------


 -----------------------------------------------------------------------
|             |                      Losses Unpaid                     |
|             |--------------------------------------------------------|
|             |         Case Basis        |        Bulk + IBNR         |
|             |---------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |
|             |   Direct    |             |   Direct    |              |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
| 1. Prior ...|       4,519 |       4,133 |           7 |           (1)|
| 2. 1992.....|       4,859 |       2,760 |       1,042 |          815 |
| 3. 1993.....|      20,843 |       7,195 |      19,166 |       13,841 |
|-------------|-------------|-------------|-------------|--------------|
| 4. Totals ..|      30,221 |      14,088 |      20,215 |       14,655 |
 -----------------------------------------------------------------------


 --------------------------------------------------------------------------
|             |              Allocated Loss Expenses Unpaid               |
|             |-----------------------------------------------------------|
|             |          Case Basis         |         Bulk + IBNR         |
|             |-----------------------------|-----------------------------|
|             |      17      |      18      |      19      |      20      |
|             |    Direct    |              |    Direct    |              |
|             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. Prior ...|            0 |            0 |          913 |          889 |
| 2. 1992.....|            0 |            0 |          965 |          732 |
| 3. 1993.....|            0 |            0 |        4,623 |        1,453 |
|-------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|            0 |            0 |        6,501 |        3,074 |
 --------------------------------------------------------------------------

 ------------------------------------------------------------------------
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expense    | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. Prior ...|          950 |            0 |          418 |         263 |
| 2. 1992.....|          259 |          828 |        3,387 |       1,214 |
| 3. 1993.....|        1,150 |           92 |       22,235 |         944 |
|-------------|--------------|--------------|--------------|-------------|
| 4. Totals ..|        2,359 |          920 |       26,040 |       2,421 |
 ------------------------------------------------------------------------


 -----------------------------------------------------------------------
|	      |						| Loss and Loss
|             |             Total Losses and            | Expense Percentage
|             |          Loss Expenses Incurred         | (Incurred/Premiums
|	      |						|  Earned)
|             |-----------------------------------------|---------------
|             |     25      |     26      |     27      |      28      |
|             |             |             |             |              |
|             |   Direct    |             |             |    Direct    |
|             | and Assumed |    Ceded    |     Net *   | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |   X X X X    |
| 2. 1992.....|      98,517 |      43,375 |      55,142 |         69.7 |
| 3. 1993.....|      71,944 |      33,749 |      38,195 |         64.8 |
|-------------|-------------|-------------|-------------|--------------|
| 4. Totals ..|   X X X X   |   X X X X   |   X X X X   |   X X X X    |
 -----------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)


 --------------------------------------------------------------------------
|             |                             |      Discount for Time      |
|             |                             |       Value of Money        |
|             |-----------------------------|-----------------------------|
|             |      29      |      30      |      31      |      32      |
|             |              |              |              |              |
|             |              |              |              |     Loss     |
|             |    Ceded     |     Net      |     Loss     |   Expense    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. Prior ...|   X X X X    |    X X X X   |            0 |            0 |
| 2. 1992.....|         79.2 |         63.7 |            0 |            0 |
| 3. 1993.....|         48.2 |         93.0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|   X X X X    |   X X X X    |            0 |            0 |
 --------------------------------------------------------------------------


 ----------------------------------------------------------
|             |              |  Net Balance Sheet Reserves |
|             |      33      |        After Discount       |
|             |              |-----------------------------|
|             |Inter-Company |      34      |      35      |
|             |   Pooling    |              |              |
|             |Participation |    Losses    |Loss Expenses |
|             |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. Prior ...|   X X X X    |          394 |           24 |
| 2. 1992.....|        100.0 |        2,326 |        1,061 |
| 3. 1993.....|        100.0 |       18,973 |        3,262 |
|-------------|--------------|--------------|--------------|
| 4. Totals ..|   X X X X    |       21,693 |        4,347 |
 ----------------------------------------------------------




          CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
    CONTINENTAL CORPORATION COMBINED SCHEDULE P FOR INSURANCE SEGMENTS
    ..................................................................
			         (Name)



                    SCHEDULE P - PART 1M - INTERNATIONAL

			      (000 omitted)

 -----------------------------------------------------------------------
|             |             Premiums Earned             |
|      1      |-----------------------------------------|---------------
|    Years    |      2      |      3      |      4      |  Loss Payments
|   in Which  |             |             |             |
|Premiums Were|             |             |             |---------------
|  Earned and |   Direct    |             |     Net     |      5       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |
|   Incurred  |   Assumed   |             |             | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
| 1.  Prior ..|   X X X X   |    X X X X  |    X X X X  |            0 |
| 2.  1984....|           0 |           0 |           0 |            0 |
| 3.  1985....|           0 |           0 |           0 |            0 |
| 4.  1986....|           0 |           0 |           0 |            0 |
| 5.  1987....|           0 |           0 |           0 |            0 |
| 6.  1988....|           0 |           0 |           0 |            0 |
| 7.  1989....|           0 |           0 |           0 |            0 |
| 8.  1990....|           0 |           0 |           0 |       (8,905)|
| 9.  1991....|      16,182 |           0 |      16,182 |        6,146 |
|10.  1992....|      14,670 |           0 |      14,670 |        5,687 |
|11.  1993....|      12,377 |           0 |      12,377 |        2,622 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |        5,550 |
 -----------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

 --------------------------------------------------------------------------
|             |
|      1      |------------------------------------------------------------
|    Years    |              |         Allocated Loss      |      9       |
|   in Which  |              |        Expense Payments     |              |
|Premiums Were|--------------|-----------------------------|   Salvage    |
|  Earned and |      6       |      7       |      8       |     and      |
| Losses Were |              |    Direct    |              | Subrogation  |
|   Incurred  |    Ceded     | and Assumed  |    Ceded     |   Received   |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1.  Prior ..|            0 |            0 |            0 |            0 |
| 2.  1984....|            0 |            0 |            0 |            0 |
| 3.  1985....|            0 |            0 |            0 |            0 |
| 4.  1986....|            0 |            0 |            0 |            0 |
| 5.  1987....|            0 |            0 |            0 |            0 |
| 6.  1988....|            0 |            0 |            0 |            0 |
| 7.  1989....|            0 |            0 |            0 |            0 |
| 8.  1990....|            0 |        2,210 |            0 |          307 |
| 9.  1991....|            0 |          528 |            0 |           66 |
|10.  1992....|            0 |          373 |            0 |           39 |
|11.  1993....|            0 |          109 |            0 |           43 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|            0 |        3,220 |            0 |          455 |
 --------------------------------------------------------------------------

 ----------------------------------------------------------
|             |                             |              |
|      1      |-----------------------------|      12      |
|    Years    |      10      |      11      |              |
|   in Which  |              |              |  Number of   |
|Premiums Were| Unallocated  |    Total     |    Claims    |
|  Earned and |     Loss     |   Net Paid   |  Reported -  |
| Losses Were |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1.  Prior ..|            0 |            0 |   X X X X    |
| 2.  1984....|            0 |            0 |   X X X X    |
| 3.  1985....|            0 |            0 |   X X X X    |
| 4.  1986....|            0 |            0 |   X X X X    |
| 5.  1987....|            0 |            0 |   X X X X    |
| 6.  1988....|            0 |            0 |   X X X X    |
| 7.  1989....|            0 |            0 |   X X X X    |
| 8.  1990....|            0 |       (6,695)|   X X X X    |
| 9.  1991....|            0 |        6,674 |   X X X X    |
|10.  1992....|            0 |        6,060 |   X X X X    |
|11.  1993....|            0 |        2,731 |   X X X X    |
|-------------|--------------|--------------|--------------|
|12. Totals ..|            0 |        8,770 |   X X X X    |
 ----------------------------------------------------------


 -----------------------------------------------------------------------
|             |                      Losses Unpaid                     |
|             |--------------------------------------------------------|
|             |          Case Basis       |          Bulk + IBNR       |
|             |---------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |
|             |   Direct    |             |   Direct    |              |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
| 1.  Prior ..|           2 |           2 |           0 |            0 |
| 2.  1984....|           0 |           0 |           0 |            0 |
| 3.  1985....|           0 |           0 |           0 |            0 |
| 4.  1986....|           0 |           0 |           0 |            0 |
| 5.  1987....|           0 |           0 |           0 |            0 |
| 6.  1988....|           0 |           0 |           0 |            0 |
| 7.  1989....|           0 |           0 |           0 |            0 |
| 8.  1990....|       4,405 |           0 |       2,076 |            0 |
| 9.  1991....|       1,600 |           0 |       1,655 |            0 |
|10.  1992....|       1,566 |           0 |       1,831 |            0 |
|11.  1993....|       2,096 |           0 |       4,122 |            1 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|       9,669 |           2 |       9,684 |            1 |
 -----------------------------------------------------------------------


 --------------------------------------------------------------------------
|             |               Allocated Loss Expenses Unpaid              |
|             |-----------------------------------------------------------|
|             |          Case Basis         |          Bulk + IBNR        |
|             |-----------------------------|-----------------------------|
|             |      17      |      18      |      19      |      20      |
|             |    Direct    |              |    Direct    |              |
|             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1.  Prior ..|            0 |            0 |            0 |            0 |
| 2.  1984....|            0 |            0 |            0 |            0 |
| 3.  1985....|            0 |            0 |            0 |            0 |
| 4.  1986....|            0 |            0 |            0 |            0 |
| 5.  1987....|            0 |            0 |            0 |            0 |
| 6.  1988....|            0 |            0 |            0 |            0 |
| 7.  1989....|            0 |            0 |            0 |            0 |
| 8.  1990....|            0 |            0 |          619 |            0 |
| 9.  1991....|            0 |            0 |          498 |            0 |
|10.  1992....|            0 |            0 |          547 |            0 |
|11.  1993....|            0 |            0 |          641 |            0 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|            0 |            0 |        2,305 |            0 |
 --------------------------------------------------------------------------

 ------------------------------------------------------------------------
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expenses   | and Expenses |   Direct    |
|             | Anticipated  |    Unpaid    |    Unpaid    | and Assumed |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1.  Prior ..|            0 |            0 |            0 |           0 |
| 2.  1984....|            0 |            0 |            0 |           0 |
| 3.  1985....|            0 |            0 |            0 |           0 |
| 4.  1986....|            0 |            0 |            0 |           0 |
| 5.  1987....|            0 |            0 |            0 |           0 |
| 6.  1988....|            0 |            0 |            0 |           0 |
| 7.  1989....|            0 |            0 |            0 |           0 |
| 8.  1990....|            0 |           94 |        7,194 |           0 |
| 9.  1991....|            0 |           46 |        3,799 |           0 |
|10.  1992....|            0 |           46 |        3,990 |           0 |
|11.  1993....|            0 |           70 |        6,928 |           0 |
|-------------|--------------|--------------|--------------|-------------|
|12. Totals ..|            0 |          256 |       21,911 |           0 |
 ------------------------------------------------------------------------


 -----------------------------------------------------------------------
|	      |						| Loss and Loss
|             |            Total Losses and             | Expense Percentage
|             |         Loss Expenses Incurred          | (Incurred/Premiums
|	      |						|  Earned)
|             |-----------------------------------------|---------------
|             |     25      |     26      |     27      |      28      |
|             |   Direct    |             |             |    Direct    |
|             | and Assumed |    Ceded    |     Net *   | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
| 1.  Prior ..|    X X X X  |    X X X X  |    X X X X  |    X X X X   |
| 2.  1984....|           0 |           0 |           0 |          0.0 |
| 3.  1985....|           0 |           0 |           0 |          0.0 |
| 4.  1986....|           0 |           0 |           0 |          0.0 |
| 5.  1987....|           0 |           0 |           0 |          0.0 |
| 6.  1988....|           0 |           0 |           0 |          0.0 |
| 7.  1989....|           0 |           0 |           0 |          0.0 |
| 8.  1990....|         499 |           0 |         499 |          0.0 |
| 9.  1991....|      10,473 |           0 |      10,473 |         64.7 |
|10.  1992....|      10,050 |           0 |      10,050 |         68.5 |
|11.  1993....|       9,660 |           1 |       9,659 |         78.0 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|   X X X X   |   X X X X   |   X X X X   |    X X X X   |
 -----------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

 --------------------------------------------------------------------------
|             |                             |      Discount for Time      |
|             |                             |       Value of Money        |
|             |-----------------------------|-----------------------------|
|             |      29      |      30      |      31      |      32      |
|             |              |              |              |     Loss     |
|             |    Ceded     |     Net      |     Loss     |   Expense    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1.  Prior ..|    X X X X   |    X X X X   |            0 |            0 |
| 2.  1984....|          0.0 |          0.0 |            0 |            0 |
| 3.  1985....|          0.0 |          0.0 |            0 |            0 |
| 4.  1986....|          0.0 |          0.0 |            0 |            0 |
| 5.  1987....|          0.0 |          0.0 |            0 |            0 |
| 6.  1988....|          0.0 |          0.0 |            0 |            0 |
| 7.  1989....|          0.0 |          0.0 |            0 |            0 |
| 8.  1990....|          0.0 |          0.0 |            0 |            0 |
| 9.  1991....|          0.0 |         64.7 |            0 |            0 |
|10.  1992....|          0.0 |         68.5 |            0 |            0 |
|11.  1993....|          0.0 |         78.0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X    |    X X X X   |            0 |            0 |
 --------------------------------------------------------------------------


 ----------------------------------------------------------
|             |              |  Net Balance Sheet Reserves |
|             |      33      |        After Discount       |
|             |Inter-Company |-----------------------------|
|             |   Pooling    |      34      |      35      |
|             |Participation |    Losses    |Loss Expenses |
|             |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1.  Prior ..|    X X X X   |            0 |            0 |
| 2.  1984....|        100.0 |            0 |            0 |
| 3.  1985....|        100.0 |            0 |            0 |
| 4.  1986....|        100.0 |            0 |            0 |
| 5.  1987....|        100.0 |            0 |            0 |
| 6.  1988....|        100.0 |            0 |            0 |
| 7.  1989....|        100.0 |            0 |            0 |
| 8.  1990....|        100.0 |        6,481 |          713 |
| 9.  1991....|        100.0 |        3,255 |          544 |
|10.  1992....|        100.0 |        3,397 |          593 |
|11.  1993....|        100.0 |        6,217 |          711 |
|-------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X    |       19,350 |        2,561 |
 ----------------------------------------------------------




         CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
    CONTINENTAL CORPORATION COMBINED SCHEDULE P FOR INSURANCE SEGMENTS
    ..................................................................
				(Name)





                  SCHEDULE P - PART 1N - REINSURANCE A

			     (000 omitted)

 -----------------------------------------------------------------------
|      1      |             Premiums Earned             |
|             |-----------------------------------------|---------------
|    Years    |      2      |      3      |      4      |  Loss Payments
|    Which    |             |             |             |
|Premiums Were|             |             |             |---------------
|  Earned and |   Direct    |             |     Net     |      5       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |
|   Incurred  |   Assumed   |             |             | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
| 1. 1988.....|      21,526 |           0 |      21,526 |       16,695 |
| 2. 1989.....|      43,987 |      13,766 |      30,221 |      101,162 |
| 3. 1990.....|      48,212 |      21,768 |      26,444 |       56,202 |
| 4. 1991.....|      48,327 |      23,187 |      25,140 |       39,457 |
| 5. 1992.....|      93,382 |      57,234 |      36,148 |       20,922 |
| 6. 1993.....|           0 |           0 |           0 |            0 |
|-------------|-------------|-------------|-------------|--------------|
| 7. Totals ..|   X X X X   |    X X X X  |    X X X X  |      234,438 |
 -----------------------------------------------------------------------
 NOTE: Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

 --------------------------------------------------------------------------
|      1      |                      Loss and Loss Expense Payments
|             |------------------------------------------------------------
|    Years    |              |         Allocated Loss      |      9       |
|    Which    |              |        Expense Payments     |              |
|Premiums Were|--------------|-----------------------------|   Salvage    |
|  Earned and |      6       |      7       |      8       |     and      |
| Losses Were |              |    Direct    |              | Subrogation  |
|   Incurred  |    Ceded     | and Assumed  |    Ceded     |   Received   |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. 1988.....|       13,558 |            0 |            0 |           53 |
| 2. 1989.....|       56,592 |            0 |            0 |          126 |
| 3. 1990.....|       16,129 |            0 |            0 |            5 |
| 4. 1991.....|        8,826 |            0 |            0 |           14 |
| 5. 1992.....|      (33,788)|            0 |            0 |            0 |
| 6. 1993.....|            0 |            0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
| 7. Totals ..|       61,317 |            0 |            0 |          198 |
 --------------------------------------------------------------------------

 ----------------------------------------------------------
|      1      |                             |              |
|             |-----------------------------|              |
|    Years    |      10      |      11      |      12      |
|    Which    |              |              |  Number of   |
|Premiums Were| Unallocated  |    Total     |    Claims    |
|  Earned and |     Loss     |   Net Paid   |  Reported -  |
| Losses Were |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. 1988.....|            0 |        3,137 |    X X X X   |
| 2. 1989.....|            0 |       44,570 |    X X X X   |
| 3. 1990.....|            0 |       40,073 |    X X X X   |
| 4. 1991.....|            0 |       30,631 |    X X X X   |
| 5. 1992.....|            0 |       54,710 |    X X X X   |
| 6. 1993.....|            0 |            0 |    X X X X   |
|-------------|--------------|--------------|--------------|
| 7. Totals ..|            0 |      173,121 |    X X X X   |
 ----------------------------------------------------------


 -----------------------------------------------------------------------
|             |                      Losses Unpaid                     |
|             |--------------------------------------------------------|
|             |         Case Basis        |        Bulk + IBNR         |
|             |---------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |
|             |   Direct    |             |   Direct    |              |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
| 1. 1988.....|           0 |           0 |           0 |            0 |
| 2. 1989.....|           0 |           0 |           0 |            0 |
| 3. 1990.....|           0 |           0 |           0 |            0 |
| 4. 1991.....|           0 |           0 |           0 |            0 |
| 5. 1992.....|           0 |           0 |           0 |            0 |
| 6. 1993.....|           0 |           0 |           0 |            0 |
|-------------|-------------|-------------|-------------|--------------|
| 7. Totals ..|           0 |           0 |           0 |            0 |
 -----------------------------------------------------------------------

 --------------------------------------------------------------------------
|             |               Allocated Loss Expenses Unpaid              |
|             |-----------------------------------------------------------|
|             |          Case Basis         |         Bulk + IBNR         |
|             |-----------------------------|-----------------------------|
|             |      17      |      18      |      19      |      20      |
|             |    Direct    |              |    Direct    |              |
|             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. 1988.....|            0 |            0 |            0 |            0 |
| 2. 1989.....|            0 |            0 |            0 |            0 |
| 3. 1990.....|            0 |            0 |            0 |            0 |
| 4. 1991.....|            0 |            0 |            0 |            0 |
| 5. 1992.....|            0 |            0 |            0 |            0 |
| 6. 1993.....|            0 |            0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
| 7. Totals ..|            0 |            0 |            0 |            0 |
 --------------------------------------------------------------------------

 ------------------------------------------------------------------------
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expense    | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. 1988.....|            0 |            0 |            0 |    X X X X  |
| 2. 1989.....|            0 |            0 |            0 |    X X X X  |
| 3. 1990.....|            0 |            0 |            0 |    X X X X  |
| 4. 1991.....|            0 |            0 |            0 |    X X X X  |
| 5. 1992.....|            0 |            0 |            0 |    X X X X  |
| 6. 1993.....|            0 |            0 |            0 |    X X X X  |
|-------------|--------------|--------------|--------------|-------------|
| 7. Totals ..|            0 |            0 |            0 |    X X X X  |
 ------------------------------------------------------------------------


 -----------------------------------------------------------------------
|	      |						| Loss and Loss
|             |             Total Losses and            | Expense Percentage
|             |          Loss Expenses Incurred         | (Incurred/Premiums
|	      |						|
|             |-----------------------------------------|---------------
|             |     25      |     26      |     27      |      28      |
|             |             |             |             |              |
|             |   Direct    |             |             |    Direct    |
|             | and Assumed |    Ceded    |     Net *   | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
| 1. 1988.....|      16,695 |      13,558 |       3,137 |         77.6 |
| 2. 1989.....|     101,162 |      56,592 |      44,570 |        230.0 |
| 3. 1990.....|      56,202 |      16,129 |      40,073 |        116.6 |
| 4. 1991.....|      39,457 |       8,826 |      30,631 |         81.6 |
| 5. 1992.....|      20,922 |     (33,788)|      54,710 |         22.4 |
| 6. 1993.....|           0 |           0 |           0 |          0.0 |
|-------------|-------------|-------------|-------------|--------------|
| 7. Totals ..|    X X X X  |    X X X X  |    X X X X  |    X X X X   |
 -----------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)


 --------------------------------------------------------------------------
|             |                             |      Discount for Time      |
|             |                             |       Value of Money        |
|             |-----------------------------|-----------------------------|
|             |      29      |      30      |      31      |      32      |
|             |              |              |              |              |
|             |              |              |              |     Loss     |
|             |    Ceded     |     Net      |     Loss     |   Expense    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. 1988.....|          0.0 |         14.6 |            0 |            0 |
| 2. 1989.....|        411.1 |        147.5 |            0 |            0 |
| 3. 1990.....|         74.1 |        151.5 |            0 |            0 |
| 4. 1991.....|         38.1 |        121.8 |            0 |            0 |
| 5. 1992.....|        (59.0)|        151.4 |            0 |            0 |
| 6. 1993.....|          0.0 |          0.0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
| 7. Totals ..|    X X X X   |    X X X X   |            0 |            0 |
 --------------------------------------------------------------------------


 ----------------------------------------------------------
|             |              |  Net Balance Sheet Reserves |
|             |      33      |        After Discount       |
|             |              |-----------------------------|
|             |Inter-Company |      34      |      35      |
|             |   Pooling    |              |              |
|             |Participation |    Losses    |Loss Expenses |
|             |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. 1988.....|        100.0 |            0 |            0 |
| 2. 1989.....|        100.0 |            0 |            0 |
| 3. 1990.....|        100.0 |            0 |            0 |
| 4. 1991.....|        100.0 |            0 |            0 |
| 5. 1992.....|        100.0 |            0 |            0 |
| 6. 1993.....|        100.0 |            0 |            0 |
|-------------|--------------|--------------|--------------|
| 7. Totals ..|    X X X X   |            0 |            0 |
 ----------------------------------------------------------



                     SCHEDULE P - PART 1O - REINSURANCE B

			     (000 omitted)

 -----------------------------------------------------------------------
|      1      |             Premiums Earned             |
|             |-----------------------------------------|---------------
|    Years    |      2      |      3      |      4      |  Loss Payments
|    Which    |             |             |             |
|Premiums Were|             |             |             |---------------
|  Earned and |   Direct    |             |     Net     |      5       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |
|   Incurred  |   Assumed   |             |             | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
| 1. 1988.....|      16,456 |      15,794 |         662 |       20,557 |
| 2. 1989.....|      61,546 |       4,037 |      57,509 |       54,685 |
| 3. 1990.....|      38,232 |       2,339 |      35,893 |       15,026 |
| 4. 1991.....|      17,169 |         591 |      16,578 |          884 |
| 5. 1992.....|      20,645 |       2,920 |      17,725 |            0 |
| 6. 1993.....|           0 |           0 |           0 |            0 |
|-------------|-------------|-------------|-------------|--------------|
| 7. Totals ..|    X X X X  |    X X X X  |    X X X X  |       91,152 |
 -----------------------------------------------------------------------
 NOTE: Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


 --------------------------------------------------------------------------
|      1      |                      Loss and Loss Expense Payments
|             |------------------------------------------------------------
|    Years    |              |         Allocated Loss      |      9       |
|    Which    |              |        Expense Payments     |              |
|Premiums Were|--------------|-----------------------------|   Salvage    |
|  Earned and |      6       |      7       |      8       |     and      |
| Losses Were |              |    Direct    |              | Subrogation  |
|   Incurred  |    Ceded     | and Assumed  |    Ceded     |   Received   |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. 1988.....|       28,426 |            0 |            0 |            1 |
| 2. 1989.....|       (3,595)|            0 |            0 |            7 |
| 3. 1990.....|      (11,328)|            0 |            0 |          143 |
| 4. 1991.....|      (13,756)|            0 |            0 |          105 |
| 5. 1992.....|      (13,212)|            0 |            0 |            0 |
| 6. 1993.....|            0 |            0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
| 7. Totals ..|      (13,465)|            0 |            0 |          256 |
 --------------------------------------------------------------------------

 ----------------------------------------------------------
|      1      |                             |              |
|             |-----------------------------|              |
|    Years    |      10      |      11      |      12      |
|    Which    |              |              |  Number of   |
|Premiums Were| Unallocated  |    Total     |    Claims    |
|  Earned and |     Loss     |   Net Paid   |  Reported -  |
| Losses Were |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. 1988.....|            0 |       (7,869)|    X X X X   |
| 2. 1989.....|            0 |       58,280 |    X X X X   |
| 3. 1990.....|            0 |       26,354 |    X X X X   |
| 4. 1991.....|            0 |       14,640 |    X X X X   |
| 5. 1992.....|            0 |       13,212 |    X X X X   |
| 6. 1993.....|            0 |            0 |    X X X X   |
|-------------|--------------|--------------|--------------|
| 7. Totals ..|            0 |      104,617 |    X X X X   |
 ----------------------------------------------------------

 -----------------------------------------------------------------------
|             |                      Losses Unpaid                     |
|             |--------------------------------------------------------|
|             |         Case Basis        |        Bulk + IBNR         |
|             |---------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |
|             |   Direct    |             |   Direct    |              |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
| 1. 1988.....|           0 |           0 |           0 |            0 |
| 2. 1989.....|           0 |           0 |           0 |            0 |
| 3. 1990.....|           0 |           0 |           0 |            0 |
| 4. 1991.....|           0 |           0 |           0 |            0 |
| 5. 1992.....|           0 |           0 |           0 |            0 |
| 6. 1993.....|           0 |           0 |           0 |            0 |
|-------------|-------------|-------------|-------------|--------------|
| 7. Totals ..|           0 |           0 |           0 |            0 |
 -----------------------------------------------------------------------


 --------------------------------------------------------------------------
|             |               Allocated Loss Expenses Unpaid              |
|             |-----------------------------------------------------------|
|             |          Case Basis         |         Bulk + IBNR         |
|             |-----------------------------|-----------------------------|
|             |      17      |      18      |      19      |      20      |
|             |    Direct    |              |    Direct    |              |
|             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. 1988.....|            0 |            0 |            0 |            0 |
| 2. 1989.....|            0 |            0 |            0 |            0 |
| 3. 1990.....|            0 |            0 |            0 |            0 |
| 4. 1991.....|            0 |            0 |            0 |            0 |
| 5. 1992.....|            0 |            0 |            0 |            0 |
| 6. 1993.....|            0 |            0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
| 7. Totals ..|            0 |            0 |            0 |            0 |
 --------------------------------------------------------------------------

 ------------------------------------------------------------------------
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expense    | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. 1988.....|            0 |            0 |            0 |    X X X X  |
| 2. 1989.....|            0 |            0 |            0 |    X X X X  |
| 3. 1990.....|            0 |            0 |            0 |    X X X X  |
| 4. 1991.....|            0 |            0 |            0 |    X X X X  |
| 5. 1992.....|            0 |            0 |            0 |    X X X X  |
| 6. 1993.....|            0 |            0 |            0 |    X X X X  |
|-------------|--------------|--------------|--------------|-------------|
| 7. Totals ..|            0 |            0 |            0 |    X X X X  |
 ------------------------------------------------------------------------

 -----------------------------------------------------------------------
|	      |						| Loss and Loss
|             |             Total Losses and            | Expense Percentage
|             |          Loss Expenses Incurred         | (Incurred/Premiums
|	      |						|  Earned)
|             |-----------------------------------------|---------------
|             |     25      |     26      |     27      |      28      |
|             |             |             |             |              |
|             |   Direct    |             |             |    Direct    |
|             | and Assumed |    Ceded    |     Net *   | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
| 1. 1988.....|      20,557 |      28,426 |      (7,869)|        124.9 |
| 2. 1989.....|      54,685 |      (3,595)|      58,280 |         88.9 |
| 3. 1990.....|      15,026 |     (11,328)|      26,354 |         39.3 |
| 4. 1991.....|         884 |     (13,756)|      14,640 |          5.1 |
| 5. 1992.....|           0 |     (13,212)|      13,212 |          0.0 |
| 6. 1993.....|           0 |           0 |           0 |          0.0 |
|-------------|-------------|-------------|-------------|--------------|
| 7. Totals ..|    X X X X  |    X X X X  |    X X X X  |    X X X X   |
 -----------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

 --------------------------------------------------------------------------
|             |                             |      Discount for Time      |
|             |                             |       Value of Money        |
|             |-----------------------------|-----------------------------|
|             |      29      |      30      |      31      |      32      |
|             |              |              |              |              |
|             |              |              |              |     Loss     |
|             |    Ceded     |     Net      |     Loss     |   Expense    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. 1988.....|        180.0 |     (1,188.7)|            0 |            0 |
| 2. 1989.....|        (89.1)|        101.3 |            0 |            0 |
| 3. 1990.....|       (484.3)|         73.4 |            0 |            0 |
| 4. 1991.....|     (2,327.6)|         88.3 |            0 |            0 |
| 5. 1992.....|       (452.5)|         74.5 |            0 |            0 |
| 6. 1993.....|          0.0 |          0.0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
| 7. Totals ..|    X X X X   |    X X X X   |            0 |            0 |
 --------------------------------------------------------------------------

 ----------------------------------------------------------
|             |              |  Net Balance Sheet Reserves |
|             |      33      |        After Discount       |
|             |              |-----------------------------|
|             |Inter-Company |      34      |      35      |
|             |   Pooling    |              |              |
|             |Participation |    Losses    |Loss Expenses |
|             |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. 1988.....|        100.0 |            0 |            0 |
| 2. 1989.....|        100.0 |            0 |            0 |
| 3. 1990.....|        100.0 |            0 |            0 |
| 4. 1991.....|        100.0 |            0 |            0 |
| 5. 1992.....|        100.0 |            0 |            0 |
| 6. 1993.....|        100.0 |            0 |            0 |
|-------------|--------------|--------------|--------------|
| 7. Totals ..|    X X X X   |            0 |            0 |
 ----------------------------------------------------------




          CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
    CONTINENTAL CORPORATION COMBINED SCHEDULE P FOR INSURANCE SEGMENTS
    ..................................................................
				 (Name)





                    SCHEDULE P - PART 1P - REINSURANCE C

		             (000 omitted)

 -----------------------------------------------------------------------
|      1      |             Premiums Earned             |
|             |-----------------------------------------|---------------
|    Years    |      2      |      3      |      4      |  Loss Payments
|    Which    |             |             |             |
|Premiums Were|             |             |             |---------------
|  Earned and |   Direct    |             |     Net     |      5       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |
|   Incurred  |   Assumed   |             |             | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
| 1. 1988.....|         588 |           0 |         588 |          541 |
| 2. 1989.....|         364 |          40 |         324 |           23 |
| 3. 1990.....|         293 |         137 |         156 |         (154)|
| 4. 1991.....|          20 |           9 |          11 |            1 |
| 5. 1992.....|          96 |          76 |          20 |            0 |
| 6. 1993.....|           0 |           0 |           0 |            0 |
|-------------|-------------|-------------|-------------|--------------|
| 7. Totals ..|   X X X X   |    X X X X  |    X X X X  |          411 |
 -----------------------------------------------------------------------
 NOTE: Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

 --------------------------------------------------------------------------
|      1      |                      Loss and Loss Expense Payments
|             |------------------------------------------------------------
|    Years    |              |         Allocated Loss      |      9       |
|    Which    |              |        Expense Payments     |              |
|Premiums Were|--------------|-----------------------------|   Salvage    |
|  Earned and |      6       |      7       |      8       |     and      |
| Losses Were |              |    Direct    |              | Subrogation  |
|   Incurred  |    Ceded     | and Assumed  |    Ceded     |   Received   |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. 1988.....|          (51)|            0 |            0 |            0 |
| 2. 1989.....|          (34)|            0 |            0 |            0 |
| 3. 1990.....|          (41)|            0 |            0 |            0 |
| 4. 1991.....|           (3)|            0 |            0 |            0 |
| 5. 1992.....|          (16)|            0 |            0 |            0 |
| 6. 1993.....|            0 |            0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
| 7. Totals ..|         (145)|            0 |            0 |            0 |
 --------------------------------------------------------------------------


 ----------------------------------------------------------
|      1      |                             |              |
|             |-----------------------------|              |
|    Years    |      10      |      11      |      12      |
|    Which    |              |              |  Number of   |
|Premiums Were| Unallocated  |    Total     |    Claims    |
|  Earned and |     Loss     |   Net Paid   |  Reported -  |
| Losses Were |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. 1988.....|            0 |          592 |    X X X X   |
| 2. 1989.....|            0 |           57 |    X X X X   |
| 3. 1990.....|            0 |         (113)|    X X X X   |
| 4. 1991.....|            0 |            4 |    X X X X   |
| 5. 1992.....|            0 |           16 |    X X X X   |
| 6. 1993.....|            0 |            0 |    X X X X   |
|-------------|--------------|--------------|--------------|
| 7. Totals ..|            0 |          556 |    X X X X   |
 ----------------------------------------------------------


 -----------------------------------------------------------------------
|             |                      Losses Unpaid                     |
|             |--------------------------------------------------------|
|             |         Case Basis        |        Bulk + IBNR         |
|             |---------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |
|             |   Direct    |             |   Direct    |              |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
| 1. 1988.....|           0 |           0 |           0 |            0 |
| 2. 1989.....|           0 |           0 |           0 |            0 |
| 3. 1990.....|           0 |           0 |           0 |            0 |
| 4. 1991.....|           0 |           0 |           0 |            0 |
| 5. 1992.....|           0 |           0 |           0 |            0 |
| 6. 1993.....|           0 |           0 |           0 |            0 |
|-------------|-------------|-------------|-------------|--------------|
| 7. Totals ..|           0 |           0 |           0 |            0 |
 -----------------------------------------------------------------------


 --------------------------------------------------------------------------
|             |               Allocated Loss Expenses Unpaid              |
|             |-----------------------------------------------------------|
|             |          Case Basis         |         Bulk + IBNR         |
|             |-----------------------------|-----------------------------|
|             |      17      |      18      |      19      |      20      |
|             |    Direct    |              |    Direct    |              |
|             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. 1988.....|            0 |            0 |            0 |            0 |
| 2. 1989.....|            0 |            0 |            0 |            0 |
| 3. 1990.....|            0 |            0 |            0 |            0 |
| 4. 1991.....|            0 |            0 |            0 |            0 |
| 5. 1992.....|            0 |            0 |            0 |            0 |
| 6. 1993.....|            0 |            0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
| 7. Totals ..|            0 |            0 |            0 |            0 |
 --------------------------------------------------------------------------

 ------------------------------------------------------------------------
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expense    | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. 1988.....|            0 |            0 |            0 |    X X X X  |
| 2. 1989.....|            0 |            0 |            0 |    X X X X  |
| 3. 1990.....|            0 |            0 |            0 |    X X X X  |
| 4. 1991.....|            0 |            0 |            0 |    X X X X  |
| 5. 1992.....|            0 |            0 |            0 |    X X X X  |
| 6. 1993.....|            0 |            0 |            0 |    X X X X  |
|-------------|--------------|--------------|--------------|-------------|
| 7. Totals ..|            0 |            0 |            0 |    X X X X  |
 ------------------------------------------------------------------------

 -----------------------------------------------------------------------
|	      |						| Loss and Loss
|             |             Total Losses and            | Expense Percentage
|             |          Loss Expenses Incurred         | (Incurred/Premiums
|	      |						|  Earned)
|             |-----------------------------------------|---------------
|             |     25      |     26      |     27      |      28      |
|             |             |             |             |              |
|             |   Direct    |             |             |    Direct    |
|             | and Assumed |    Ceded    |     Net *   | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
| 1. 1988.....|         541 |         (51)|         592 |         92.0 |
| 2. 1989.....|          23 |         (34)|          57 |          6.3 |
| 3. 1990.....|        (154)|         (41)|        (113)|        (52.6)|
| 4. 1991.....|           1 |          (3)|           4 |          5.0 |
| 5. 1992.....|           0 |         (16)|          16 |          0.0 |
| 6. 1993.....|           0 |           0 |           0 |          0.0 |
|-------------|-------------|-------------|-------------|--------------|
| 7. Totals ..|    X X X X  |    X X X X  |    X X X X  |    X X X X   |
 -----------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

 --------------------------------------------------------------------------
|             |                             |      Discount for Time      |
|             |                             |       Value of Money        |
|             |-----------------------------|-----------------------------|
|             |      29      |      30      |      31      |      32      |
|             |              |              |              |              |
|             |              |              |              |     Loss     |
|             |    Ceded     |     Net      |     Loss     |   Expense    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. 1988.....|          0.0 |        100.7 |            0 |            0 |
| 2. 1989.....|        (85.0)|         17.6 |            0 |            0 |
| 3. 1990.....|        (29.9)|        (72.4)|            0 |            0 |
| 4. 1991.....|        (33.3)|         36.4 |            0 |            0 |
| 5. 1992.....|        (21.1)|         80.0 |            0 |            0 |
| 6. 1993.....|          0.0 |          0.0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
| 7. Totals ..|    X X X X   |    X X X X   |            0 |            0 |
 --------------------------------------------------------------------------

 ----------------------------------------------------------
|             |              |  Net Balance Sheet Reserves |
|             |      33      |        After Discount       |
|             |              |-----------------------------|
|             |Inter-Company |      34      |      35      |
|             |   Pooling    |              |              |
|             |Participation |    Losses    |Loss Expenses |
|             |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. 1988.....|        100.0 |            0 |            0 |
| 2. 1989.....|        100.0 |            0 |            0 |
| 3. 1990.....|        100.0 |            0 |            0 |
| 4. 1991.....|        100.0 |            0 |            0 |
| 5. 1992.....|        100.0 |            0 |            0 |
| 6. 1993.....|        100.0 |            0 |            0 |
|-------------|--------------|--------------|--------------|
| 7. Totals ..|    X X X X   |            0 |            0 |
 ----------------------------------------------------------




                   SCHEDULE P - PART 1Q - REINSURANCE D

			     (000 omitted)

 -----------------------------------------------------------------------
|      1      |             Premiums Earned             |
|             |-----------------------------------------|---------------
|    Years    |      2      |      3      |      4      |  Loss Payments
|    Which    |             |             |             |
|Premiums Were|             |             |             |---------------
|  Earned and |   Direct    |             |     Net     |      5       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |
|   Incurred  |   Assumed   |             |             | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
| 1. Prior ...|   X X X X   |   X X X X   |   X X X X   |          156 |
| 2. 1984.....|       3,948 |       2,238 |       1,710 |       10,957 |
| 3. 1985.....|       4,119 |       3,827 |         292 |       45,422 |
| 4. 1986.....|       2,823 |         166 |       2,657 |        1,261 |
| 5. 1987.....|       4,249 |       2,551 |       1,698 |       41,946 |
|-------------|-------------|-------------|-------------|--------------|
| 6. Totals ..|    X X X X  |    X X X X  |    X X X X  |       99,742 |
 -----------------------------------------------------------------------
 NOTE: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

 --------------------------------------------------------------------------
|      1      |                      Loss and Loss Expense Payments
|             |------------------------------------------------------------
|    Years    |              |         Allocated Loss      |      9       |
|    Which    |              |        Expense Payments     |              |
|Premiums Were|--------------|-----------------------------|   Salvage    |
|  Earned and |      6       |      7       |      8       |     and      |
| Losses Were |              |    Direct    |              | Subrogation  |
|   Incurred  |    Ceded     | and Assumed  |    Ceded     |   Received   |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. Prior ...|          257 |            0 |           (1)|            0 |
| 2. 1984.....|        7,494 |           (1)|            0 |            0 |
| 3. 1985.....|       43,966 |            0 |            0 |            0 |
| 4. 1986.....|        2,705 |            0 |            0 |            0 |
| 5. 1987.....|       42,852 |            0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
| 6. Totals ..|       97,274 |           (1)|           (1)|            0 |
 --------------------------------------------------------------------------

 ----------------------------------------------------------
|      1      |                             |              |
|             |-----------------------------|              |
|    Years    |      10      |      11      |      12      |
|    Which    |              |              |  Number of   |
|Premiums Were| Unallocated  |    Total     |    Claims    |
|  Earned and |     Loss     |   Net Paid   |  Reported -  |
| Losses Were |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. Prior ...|            0 |         (100)|    X X X X   |
| 2. 1984.....|            0 |        3,462 |    X X X X   |
| 3. 1985.....|            0 |        1,456 |    X X X X   |
| 4. 1986.....|            0 |       (1,444)|    X X X X   |
| 5. 1987.....|            0 |         (906)|    X X X X   |
|-------------|--------------|--------------|--------------|
| 6. Totals ..|            0 |        2,468 |    X X X X   |
 ----------------------------------------------------------

 -----------------------------------------------------------------------
|             |                      Losses Unpaid                     |
|             |--------------------------------------------------------|
|             |         Case Basis        |        Bulk + IBNR         |
|             |---------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |
|             |   Direct    |             |   Direct    |              |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
| 1. Prior ...|         363 |         366 |         177 |          177 |
| 2. 1984.....|           6 |           4 |           2 |            2 |
| 3. 1985.....|           2 |           1 |           0 |            0 |
| 4. 1986.....|           0 |           0 |           0 |            0 |
| 5. 1987.....|           0 |           0 |           0 |            0 |
|-------------|-------------|-------------|-------------|--------------|
| 6. Totals ..|         371 |         371 |         179 |          179 |
 -----------------------------------------------------------------------

 --------------------------------------------------------------------------
|             |               Allocated Loss Expenses Unpaid              |
|             |-----------------------------------------------------------|
|             |          Case Basis         |         Bulk + IBNR         |
|             |-----------------------------|-----------------------------|
|             |      17      |      18      |      19      |      20      |
|             |    Direct    |              |    Direct    |              |
|             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. Prior ...|            0 |            0 |            0 |            0 |
| 2. 1984.....|            0 |            0 |            0 |            0 |
| 3. 1985.....|            0 |            0 |            0 |            0 |
| 4. 1986.....|            0 |            0 |            0 |            0 |
| 5. 1987.....|            0 |            0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
| 6. Totals ..|            0 |            0 |            0 |            0 |
 --------------------------------------------------------------------------

 ------------------------------------------------------------------------
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expense    | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. Prior ...|            0 |            0 |           (3)|    X X X X  |
| 2. 1984.....|            0 |            0 |            2 |    X X X X  |
| 3. 1985.....|            0 |            0 |            1 |    X X X X  |
| 4. 1986.....|            0 |            0 |            0 |    X X X X  |
| 5. 1987.....|            0 |            0 |            0 |    X X X X  |
|-------------|--------------|--------------|--------------|-------------|
| 6. Totals ..|            0 |            0 |            0 |    X X X X  |
 ------------------------------------------------------------------------

 -----------------------------------------------------------------------
|	      |						| Loss and Loss
|             |             Total Losses and            | Expense Percentage
|             |          Loss Expenses Incurred         | (Incurred/Premiums
|	      |						|  Earned)
|             |-----------------------------------------|---------------
|             |     25      |     26      |     27      |      28      |
|             |             |             |             |              |
|             |   Direct    |             |             |    Direct    |
|             | and Assumed |    Ceded    |     Net *   | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
| 1. Prior ...|   X X X X   |   X X X X   |   X X X X   |   X X X X    |
| 2. 1984.....|      10,964 |       7,500 |       3,464 |        277.7 |
| 3. 1985.....|      45,424 |      43,967 |       1,457 |      1,102.8 |
| 4. 1986.....|       1,261 |       2,705 |      (1,444)|         44.7 |
| 5. 1987.....|      41,946 |      42,852 |        (906)|        987.2 |
|-------------|-------------|-------------|-------------|--------------|
| 6. Totals ..|    X X X X  |    X X X X  |    X X X X  |    X X X X   |
 -----------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

 --------------------------------------------------------------------------
|             |                             |      Discount for Time      |
|             |                             |       Value of Money        |
|             |-----------------------------|-----------------------------|
|             |      29      |      30      |      31      |      32      |
|             |              |              |              |              |
|             |              |              |              |     Loss     |
|             |    Ceded     |     Net      |     Loss     |   Expense    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. Prior ...|   X X X X    |   X X X X    |            0 |            0 |
| 2. 1984.....|        335.1 |        202.6 |            0 |            0 |
| 3. 1985.....|      1,148.9 |        499.0 |            0 |            0 |
| 4. 1986.....|      1,629.5 |        (54.3)|            0 |            0 |
| 5. 1987.....|      1,679.8 |        (53.4)|            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
| 6. Totals ..|    X X X X   |    X X X X   |            0 |            0 |
 --------------------------------------------------------------------------

 ----------------------------------------------------------
|             |              |  Net Balance Sheet Reserves |
|             |      33      |        After Discount       |
|             |              |-----------------------------|
|             |Inter-Company |      34      |      35      |
|             |   Pooling    |              |              |
|             |Participation |    Losses    |Loss Expenses |
|             |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. Prior ...|          0.0 |           (3)|            0 |
| 2. 1984.....|        100.0 |            2 |            0 |
| 3. 1985.....|        100.0 |            1 |            0 |
| 4. 1986.....|        100.0 |            0 |            0 |
| 5. 1987.....|        100.0 |            0 |            0 |
|-------------|--------------|--------------|--------------|
| 6. Totals ..|    X X X X   |            0 |            0 |
 ----------------------------------------------------------




          CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
    CONTINENTAL CORPORATION COMBINED SCHEDULE P FOR INSURANCE SEGMENTS
    ..................................................................
				(Name)




    SCHEDULE P - PART 1R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE

			     (000 omitted)

 -----------------------------------------------------------------------
|             |             Premiums Earned             |
|      1      |-----------------------------------------|---------------
|    Years    |      2      |      3      |      4      |  Loss Payments
|   in Which  |             |             |             |
|Premiums Were|             |             |             |---------------
|  Earned and |   Direct    |             |     Net     |      5       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |
|   Incurred  |   Assumed   |             |             | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |       27,333 |
| 2. 1984.....|      42,202 |      17,140 |      25,062 |       31,513 |
| 3. 1985.....|      72,460 |      28,965 |      43,495 |       34,615 |
| 4. 1986.....|     136,542 |      52,582 |      83,960 |       22,060 |
| 5. 1987.....|     137,211 |      59,259 |      77,952 |       15,041 |
| 6. 1988.....|      73,500 |      31,421 |      42,079 |       16,262 |
| 7. 1989.....|      56,106 |      24,872 |      31,234 |       28,671 |
| 8. 1990.....|      38,733 |      17,641 |      21,092 |       17,067 |
| 9. 1991.....|      45,308 |      28,404 |      16,904 |       16,168 |
|10. 1992.....|      40,975 |      27,855 |      13,120 |        6,492 |
|11. 1993.....|      89,201 |      59,905 |      29,296 |        1,220 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |      216,442 |
 -----------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


 --------------------------------------------------------------------------
|             |
|      1      |------------------------------------------------------------
|    Years    |              |         Allocated Loss      |      9       |
|   in Which  |              |        Expense Payments     |              |
|Premiums Were|--------------|-----------------------------|   Salvage    |
|  Earned and |      6       |      7       |      8       |     and      |
| Losses Were |              |    Direct    |              | Subrogation  |
|   Incurred  |    Ceded     | and Assumed  |    Ceded     |   Received   |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. Prior ...|        8,523 |       17,812 |      (10,491)|            7 |
| 2. 1984.....|       15,613 |       22,690 |       12,604 |          (19)|
| 3. 1985.....|       24,631 |       19,261 |        9,730 |           46 |
| 4. 1986.....|       13,418 |       12,363 |        6,370 |           71 |
| 5. 1987.....|        4,238 |       12,756 |        2,713 |          (22)|
| 6. 1988.....|       (3,980)|       15,752 |        3,558 |            8 |
| 7. 1989.....|       24,115 |       11,339 |        6,613 |           41 |
| 8. 1990.....|       10,774 |        6,972 |        4,952 |           (2)|
| 9. 1991.....|       13,481 |        2,907 |        2,626 |          (24)|
|10. 1992.....|        4,581 |        1,390 |        1,209 |         (155)|
|11. 1993.....|        1,004 |          221 |          149 |            0 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|      116,398 |      123,463 |       40,033 |          (49)|
 --------------------------------------------------------------------------


 ----------------------------------------------------------
|             |                             |              |
|      1      |-----------------------------|      12      |
|    Years    |      10      |      11      |              |
|   in Which  |              |              |  Number of   |
|Premiums Were| Unallocated  |    Total     |    Claims    |
|  Earned and |     Loss     |   Net Paid   |  Reported -  |
| Losses Were |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. Prior ...|        2,109 |       49,222 |   X X X X    |
| 2. 1984.....|        1,338 |       27,324 |        3,703 |
| 3. 1985.....|          597 |       20,112 |        3,610 |
| 4. 1986.....|          979 |       15,614 |        3,945 |
| 5. 1987.....|        1,003 |       21,849 |        1,675 |
| 6. 1988.....|        2,159 |       34,595 |        1,362 |
| 7. 1989.....|          454 |        9,736 |          573 |
| 8. 1990.....|        1,235 |        9,548 |          440 |
| 9. 1991.....|        1,940 |        4,908 |          455 |
|10. 1992.....|        1,059 |        3,151 |          263 |
|11. 1993.....|        2,856 |        3,144 |            8 |
|-------------|--------------|--------------|--------------|
|12. Totals ..|       15,729 |      199,203 |   X X X X    |
 ----------------------------------------------------------

 -----------------------------------------------------------------------
|             |                      Losses Unpaid                     |
|             |--------------------------------------------------------|
|             |          Case Basis       |          Bulk + IBNR       |
|             |---------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |
|             |   Direct    |             |   Direct    |              |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
| 1. Prior ...|      69,296 |      25,973 |       1,672 |          228 |
| 2. 1984.....|       2,654 |       1,890 |         715 |          329 |
| 3. 1985.....|       2,734 |       2,470 |       1,158 |          298 |
| 4. 1986.....|       2,766 |       2,141 |       2,594 |          868 |
| 5. 1987.....|       6,202 |       3,141 |       5,245 |        1,966 |
| 6. 1988.....|       5,232 |       2,125 |       7,725 |        2,601 |
| 7. 1989.....|      10,901 |       7,100 |       8,642 |        3,315 |
| 8. 1990.....|      13,989 |       8,742 |       6,247 |        3,672 |
| 9. 1991.....|      13,315 |       9,440 |       8,145 |        5,019 |
|10. 1992.....|      12,338 |       9,870 |      25,124 |       21,369 |
|11. 1993.....|       2,087 |       1,358 |      49,615 |       30,888 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|     141,514 |      74,250 |     116,882 |       70,553 |
 -----------------------------------------------------------------------

 --------------------------------------------------------------------------
|             |               Allocated Loss Expenses Unpaid              |
|             |-----------------------------------------------------------|
|             |          Case Basis         |          Bulk + IBNR        |
|             |-----------------------------|-----------------------------|
|             |      17      |      18      |      19      |      20      |
|             |    Direct    |              |    Direct    |              |
|             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. Prior ...|            0 |            0 |          661 |          296 |
| 2. 1984.....|            0 |            0 |          527 |           44 |
| 3. 1985.....|            0 |            0 |          869 |          113 |
| 4. 1986.....|            0 |            0 |        1,187 |          259 |
| 5. 1987.....|            0 |            0 |        1,456 |          322 |
| 6. 1988.....|            0 |            0 |        2,187 |          629 |
| 7. 1989.....|            0 |            0 |        2,602 |          973 |
| 8. 1990.....|            0 |            0 |        5,396 |        1,636 |
| 9. 1991.....|            0 |            0 |        5,719 |        1,126 |
|10. 1992.....|            0 |            0 |        7,850 |        2,542 |
|11. 1993.....|            0 |            0 |        7,242 |        2,934 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|            0 |            0 |       35,696 |       10,874 |
 --------------------------------------------------------------------------

 ------------------------------------------------------------------------
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expenses   | and Expenses |   Direct    |
|             | Anticipated  |    Unpaid    |    Unpaid    | and Assumed |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. Prior ...|            5 |          519 |       45,651 |       3,282 |
| 2. 1984.....|            0 |           95 |        1,728 |         175 |
| 3. 1985.....|            3 |          170 |        2,050 |         128 |
| 4. 1986.....|            0 |          138 |        3,417 |          64 |
| 5. 1987.....|            0 |          164 |        7,638 |          58 |
| 6. 1988.....|            0 |          213 |       10,002 |          56 |
| 7. 1989.....|            0 |          202 |       10,959 |          69 |
| 8. 1990.....|           (1)|          421 |       12,003 |          52 |
| 9. 1991.....|            1 |          345 |       11,939 |          84 |
|10. 1992.....|            1 |          380 |       11,911 |          51 |
|11. 1993.....|            3 |          384 |       24,148 |          30 |
|-------------|--------------|--------------|--------------|-------------|
|12. Totals ..|           12 |        3,031 |      141,446 |       4,049 |
 ------------------------------------------------------------------------

 -----------------------------------------------------------------------
|	      |						| Loss and Loss
|             |            Total Losses and             | Expense Percentage
|             |         Loss Expenses Incurred          | (Incurred/Premiums
|	      |						|  Earned)
|             |-----------------------------------------|---------------
|             |     25      |     26      |     27      |      28      |
|             |   Direct    |             |             |    Direct    |
|             | and Assumed |    Ceded    |     Net *   | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
| 1. Prior ...|    X X X X  |    X X X X  |    X X X X  |    X X X X   |
| 2. 1984.....|      59,532 |      30,480 |      29,052 |        141.1 |
| 3. 1985.....|      59,404 |      37,242 |      22,162 |         82.0 |
| 4. 1986.....|      42,087 |      23,056 |      19,031 |         30.8 |
| 5. 1987.....|      41,867 |      12,380 |      29,487 |         30.5 |
| 6. 1988.....|      49,530 |       4,933 |      44,597 |         67.4 |
| 7. 1989.....|      62,811 |      42,116 |      20,695 |        112.0 |
| 8. 1990.....|      51,327 |      29,776 |      21,551 |        132.5 |
| 9. 1991.....|      48,539 |      31,692 |      16,847 |        107.1 |
|10. 1992.....|      54,633 |      39,571 |      15,062 |        133.3 |
|11. 1993.....|      63,625 |      36,333 |      27,292 |         71.3 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|   X X X X   |   X X X X   |   X X X X   |    X X X X   |
 -----------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

 --------------------------------------------------------------------------
|             |                             |      Discount for Time      |
|             |                             |       Value of Money        |
|             |-----------------------------|-----------------------------|
|             |      29      |      30      |      31      |      32      |
|             |              |              |              |     Loss     |
|             |    Ceded     |     Net      |     Loss     |   Expense    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. Prior ...|    X X X X   |    X X X X   |            0 |            0 |
| 2. 1984.....|        177.8 |        115.9 |            0 |            0 |
| 3. 1985.....|        128.6 |         51.0 |            0 |            0 |
| 4. 1986.....|         43.8 |         22.7 |            0 |            0 |
| 5. 1987.....|         20.9 |         37.8 |            0 |            0 |
| 6. 1988.....|         15.7 |        106.0 |            0 |            0 |
| 7. 1989.....|        169.3 |         66.3 |            0 |            0 |
| 8. 1990.....|        168.8 |        102.2 |            0 |            0 |
| 9. 1991.....|        111.6 |         99.7 |            0 |            0 |
|10. 1992.....|        142.1 |        114.8 |            0 |            0 |
|11. 1993.....|         60.7 |         93.2 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X    |    X X X X   |            0 |            0 |
 --------------------------------------------------------------------------

 ----------------------------------------------------------
|             |              |  Net Balance Sheet Reserves |
|             |      33      |        After Discount       |
|             |Inter-Company |-----------------------------|
|             |   Pooling    |      34      |      35      |
|             |Participation |    Losses    |Loss Expenses |
|             |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. Prior ...|    X X X X   |       44,767 |          884 |
| 2. 1984.....|        100.0 |        1,150 |          578 |
| 3. 1985.....|        100.0 |        1,124 |          926 |
| 4. 1986.....|        100.0 |        2,351 |        1,066 |
| 5. 1987.....|        100.0 |        6,340 |        1,298 |
| 6. 1988.....|        100.0 |        8,231 |        1,771 |
| 7. 1989.....|        100.0 |        9,128 |        1,831 |
| 8. 1990.....|        100.0 |        7,822 |        4,181 |
| 9. 1991.....|        100.0 |        7,001 |        4,938 |
|10. 1992.....|        100.0 |        6,223 |        5,688 |
|11. 1993.....|        100.0 |       19,456 |        4,692 |
|-------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X    |      113,593 |       27,853 |
 ----------------------------------------------------------




          CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
    CONTINENTAL CORPORATION COMBINED SCHEDULE P FOR INSURANCE SEGMENTS
    ..................................................................
			       (Name)



   SCHEDULE P - PART 1R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE

			     (000 omitted)

 -----------------------------------------------------------------------
|             |             Premiums Earned             |
|      1      |-----------------------------------------|---------------
|    Years    |      2      |      3      |      4      |  Loss Payments
|   in Which  |             |             |             |
|Premiums Were|             |             |             |---------------
|  Earned and |   Direct    |             |     Net     |      5       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |
|   Incurred  |   Assumed   |             |             | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |            0 |
| 2. 1984.....|           0 |           0 |           0 |            0 |
| 3. 1985.....|           0 |           0 |           0 |            0 |
| 4. 1986.....|           0 |           0 |           0 |            0 |
| 5. 1987.....|           0 |           0 |           0 |            0 |
| 6. 1988.....|           0 |           0 |           0 |            0 |
| 7. 1989.....|           0 |           0 |           0 |            0 |
| 8. 1990.....|           0 |           0 |           0 |            0 |
| 9. 1991.....|           0 |           0 |           0 |            0 |
|10. 1992.....|           0 |           0 |           0 |            0 |
|11. 1993.....|       1,756 |           0 |       1,756 |           12 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |           12 |
 -----------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


 --------------------------------------------------------------------------
|             |
|      1      |------------------------------------------------------------
|    Years    |              |         Allocated Loss      |      9       |
|   in Which  |              |        Expense Payments     |              |
|Premiums Were|--------------|-----------------------------|   Salvage    |
|  Earned and |      6       |      7       |      8       |     and      |
| Losses Were |              |    Direct    |              | Subrogation  |
|   Incurred  |    Ceded     | and Assumed  |    Ceded     |   Received   |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. Prior ...|          (30)|            0 |            0 |            0 |
| 2. 1984.....|           24 |            0 |            0 |            0 |
| 3. 1985.....|            0 |            0 |            0 |            0 |
| 4. 1986.....|            0 |            0 |            0 |            0 |
| 5. 1987.....|            0 |            1 |            0 |            0 |
| 6. 1988.....|           (8)|            0 |            0 |            0 |
| 7. 1989.....|           14 |           (1)|            0 |            0 |
| 8. 1990.....|            0 |            0 |            0 |            0 |
| 9. 1991.....|            0 |            0 |            0 |            0 |
|10. 1992.....|            0 |            0 |            0 |            0 |
|11. 1993.....|            0 |            0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|            0 |            0 |            0 |            0 |
 --------------------------------------------------------------------------

 ----------------------------------------------------------
|             |                             |              |
|      1      |-----------------------------|      12      |
|    Years    |      10      |      11      |              |
|   in Which  |              |              |  Number of   |
|Premiums Were| Unallocated  |    Total     |    Claims    |
|  Earned and |     Loss     |   Net Paid   |  Reported -  |
| Losses Were |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. Prior ...|            0 |           30 |   X X X X    |
| 2. 1984.....|            0 |          (24)|            0 |
| 3. 1985.....|            0 |            0 |            0 |
| 4. 1986.....|            0 |            0 |            0 |
| 5. 1987.....|            6 |            7 |            0 |
| 6. 1988.....|           10 |           18 |            0 |
| 7. 1989.....|          (13)|          (28)|            0 |
| 8. 1990.....|            0 |            0 |            0 |
| 9. 1991.....|            0 |            0 |            0 |
|10. 1992.....|            0 |            0 |            0 |
|11. 1993.....|           38 |           50 |            0 |
|-------------|--------------|--------------|--------------|
|12. Totals ..|           41 |           53 |   X X X X    |
 ----------------------------------------------------------

 -----------------------------------------------------------------------
|             |                      Losses Unpaid                     |
|             |--------------------------------------------------------|
|             |          Case Basis       |          Bulk + IBNR       |
|             |---------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |
|             |   Direct    |             |   Direct    |              |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
| 1. Prior ...|           0 |           0 |           0 |            0 |
| 2. 1984.....|           0 |           0 |           0 |            0 |
| 3. 1985.....|           0 |           0 |           0 |            0 |
| 4. 1986.....|           0 |           0 |           0 |            0 |
| 5. 1987.....|           4 |           3 |           0 |            0 |
| 6. 1988.....|           0 |           0 |           0 |            0 |
| 7. 1989.....|          (4)|           0 |           0 |            0 |
| 8. 1990.....|           0 |           0 |           0 |            0 |
| 9. 1991.....|           0 |           0 |           0 |            0 |
|10. 1992.....|           0 |           0 |           0 |            0 |
|11. 1993.....|         108 |           0 |       1,036 |            0 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|         108 |           3 |       1,036 |            0 |
 -----------------------------------------------------------------------

 --------------------------------------------------------------------------
|             |               Allocated Loss Expenses Unpaid              |
|             |-----------------------------------------------------------|
|             |          Case Basis         |          Bulk + IBNR        |
|             |-----------------------------|-----------------------------|
|             |      17      |      18      |      19      |      20      |
|             |    Direct    |              |    Direct    |              |
|             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. Prior ...|            0 |            0 |            0 |            0 |
| 2. 1984.....|            0 |            0 |            0 |            0 |
| 3. 1985.....|            0 |            0 |            0 |            0 |
| 4. 1986.....|            0 |            0 |            0 |            0 |
| 5. 1987.....|            0 |            0 |            0 |            0 |
| 6. 1988.....|            0 |            0 |            0 |            0 |
| 7. 1989.....|            0 |            0 |            0 |            0 |
| 8. 1990.....|            0 |            0 |            0 |            0 |
| 9. 1991.....|            0 |            0 |            0 |            0 |
|10. 1992.....|            0 |            0 |            0 |            0 |
|11. 1993.....|            0 |            0 |          840 |            0 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|            0 |            0 |          840 |            0 |
 --------------------------------------------------------------------------

 ------------------------------------------------------------------------
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expenses   | and Expenses |   Direct    |
|             | Anticipated  |    Unpaid    |    Unpaid    | and Assumed |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. Prior ...|            0 |            0 |            0 |           0 |
| 2. 1984.....|            0 |            0 |            0 |           0 |
| 3. 1985.....|            0 |            0 |            0 |           0 |
| 4. 1986.....|            0 |            0 |            0 |           1 |
| 5. 1987.....|            0 |            0 |            1 |           2 |
| 6. 1988.....|            0 |            0 |            0 |           1 |
| 7. 1989.....|            0 |            0 |           (4)|           8 |
| 8. 1990.....|            0 |            0 |            0 |           1 |
| 9. 1991.....|            0 |            0 |            0 |           2 |
|10. 1992.....|            0 |            0 |            0 |           5 |
|11. 1993.....|            0 |           76 |        2,060 |          17 |
|-------------|--------------|--------------|--------------|-------------|
|12. Totals ..|            0 |           76 |        2,057 |          37 |
 ------------------------------------------------------------------------

 -----------------------------------------------------------------------
|	      |						| Loss and Loss
|             |            Total Losses and             | Expense Percentage
|             |         Loss Expenses Incurred          | (Incurred/Premiums
|	      |						|  Earned)
|             |-----------------------------------------|---------------
|             |     25      |     26      |     27      |      28      |
|             |   Direct    |             |             |    Direct    |
|             | and Assumed |    Ceded    |     Net *   | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|
|             |             |             |             |              |
| 1. Prior ...|    X X X X  |    X X X X  |    X X X X  |    X X X X   |
| 2. 1984.....|           0 |          24 |         (24)|          0.0 |
| 3. 1985.....|           0 |           0 |           0 |          0.0 |
| 4. 1986.....|           0 |           0 |           0 |          0.0 |
| 5. 1987.....|          11 |           3 |           8 |          0.0 |
| 6. 1988.....|          10 |          (8)|          18 |          0.0 |
| 7. 1989.....|         (18)|          14 |         (32)|          0.0 |
| 8. 1990.....|           0 |           0 |           0 |          0.0 |
| 9. 1991.....|           0 |           0 |           0 |          0.0 |
|10. 1992.....|           0 |           0 |           0 |          0.0 |
|11. 1993.....|       2,110 |           0 |       2,110 |        120.2 |
|-------------|-------------|-------------|-------------|--------------|
|12. Totals ..|   X X X X   |   X X X X   |   X X X X   |    X X X X   |
 -----------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

 --------------------------------------------------------------------------
|             |                             |      Discount for Time      |
|             |                             |       Value of Money        |
|             |-----------------------------|-----------------------------|
|             |      29      |      30      |      31      |      32      |
|             |              |              |              |     Loss     |
|             |    Ceded     |     Net      |     Loss     |   Expense    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. Prior ...|    X X X X   |    X X X X   |            0 |            0 |
| 2. 1984.....|          0.0 |          0.0 |            0 |            0 |
| 3. 1985.....|          0.0 |          0.0 |            0 |            0 |
| 4. 1986.....|          0.0 |          0.0 |            0 |            0 |
| 5. 1987.....|          0.0 |          0.0 |            0 |            0 |
| 6. 1988.....|          0.0 |          0.0 |            0 |            0 |
| 7. 1989.....|          0.0 |          0.0 |            0 |            0 |
| 8. 1990.....|          0.0 |          0.0 |            0 |            0 |
| 9. 1991.....|          0.0 |          0.0 |            0 |            0 |
|10. 1992.....|          0.0 |          0.0 |            0 |            0 |
|11. 1993.....|          0.0 |        120.2 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X    |    X X X X   |            0 |            0 |
 --------------------------------------------------------------------------

 ----------------------------------------------------------
|             |              |  Net Balance Sheet Reserves |
|             |      33      |        After Discount       |
|             |Inter-Company |-----------------------------|
|             |   Pooling    |      34      |      35      |
|             |Participation |    Losses    |Loss Expenses |
|             |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. Prior ...|    X X X X   |            0 |            0 |
| 2. 1984.....|        100.0 |            0 |            0 |
| 3. 1985.....|        100.0 |            0 |            0 |
| 4. 1986.....|        100.0 |            0 |            0 |
| 5. 1987.....|        100.0 |            1 |            0 |
| 6. 1988.....|        100.0 |            0 |            0 |
| 7. 1989.....|        100.0 |           (4)|            0 |
| 8. 1990.....|        100.0 |            0 |            0 |
| 9. 1991.....|        100.0 |            0 |            0 |
|10. 1992.....|        100.0 |            0 |            0 |
|11. 1993.....|        100.0 |        1,144 |          916 |
|-------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X    |        1,141 |          916 |
 ----------------------------------------------------------


          CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
    CONTINENTAL CORPORATION COMBINED SCHEDULE P FOR INSURANCE SEGMENTS
    ..................................................................
				  (Name)



                   SCHEDULE P - PART 2A - HOMEOWNERS/FARMOWNERS

 ------------------------------------------------------------------------------
|         1         | Incurred Losses and Allocated Expenses Reported at
|                   |                 Year End (000 omitted)
|                   |----------------------------------------------------------
|   Years in Which  |      2        |      3      |      4      |      5      |
|    Losses Were    |    1984       |    1985     |    1986     |    1987     |
|     Incurred      |               |             |             |             |
|-------------------|---------------|-------------|-------------|-------------|
|                   |               |             |             |             |
|  1.   Prior ......|      49,994 * |      51,087 |      53,981 |      56,473 |
|  2.   1984........|     219,097   |     222,547 |     225,733 |     224,964 |
|  3.   1985........|   X X X X     |     254,121 |     258,964 |     254,416 |
|  4.   1986........|   X X X X     |   X X X X   |     219,477 |     212,292 |
|  5.   1987........|   X X X X     |   X X X X   |   X X X X   |     189,534 |
|  6.   1988........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
|  7.   1989........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
|  8.   1990........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
|  9.   1991........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
 ------------------------------------------------------------------------------

- ----------------------------------------------------------------------
      6      |      7      |      8      |      9      |     10      |
    1988     |    1989     |    1990     |    1991     |    1992     |
             |             |             |             |             |
- -------------|-------------|-------------|-------------|-------------|
             |             |             |             |             |
      56,707 |      56,754 |      56,309 |      56,566 |      59,882 |
     224,433 |     226,069 |     225,982 |     226,075 |     225,708 |
     253,875 |     254,678 |     254,796 |     254,558 |     254,180 |
     204,570 |     202,853 |     199,953 |     199,603 |     199,275 |
     186,110 |     177,742 |     175,058 |     175,031 |     174,761 |
     190,120 |     187,692 |     185,309 |     179,440 |     178,980 |
   X X X X   |     165,386 |     162,781 |     163,403 |     162,172 |
   X X X X   |   X X X X   |     149,717 |     155,297 |     157,516 |
   X X X X   |   X X X X   |   X X X X   |     184,083 |     192,187 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |     192,517 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
- ----------------------------------------------------------------------


- -----------------------------------------
             |       Development**       |
- -------------|---------------------------|
     11      |     12      |     13      |
    1993     |  One Year   |  Two Year   |
             |             |             |
- -------------|-------------|-------------|
             |             |             |
      56,408 |      (3,475)|        (159)|
     224,449 |      (1,259)|      (1,626)|
     254,388 |         208 |        (170)|
     199,905 |         630 |         302 |
     173,674 |      (1,087)|      (1,357)|
     181,646 |       2,666 |       2,206 |
     163,169 |         997 |        (234)|
     157,204 |        (312)|       1,907 |
     193,927 |       1,740 |       9,844 |
     196,214 |       3,697 |   X X X X   |
     179,536 |   X X X X   |   X X X X   |
- -------------|-------------|-------------|
 12. Totals  |       3,805 |      10,713 |
              ---------------------------




         SCHEDULE P - PART 2B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL

 ------------------------------------------------------------------------------
|         1         | Incurred Losses and Allocated Expenses Reported at
|                   |                 Year End (000 omitted)
|                   |----------------------------------------------------------
|   Years in Which  |      2        |      3      |      4      |      5      |
|    Losses Were    |    1984       |    1985     |    1986     |    1987     |
|     Incurred      |               |             |             |             |
|-------------------|---------------|-------------|-------------|-------------|
|  1.   Prior ......|     212,523 * |     242,360 |     238,627 |     241,673 |
|  2.   1984........|     312,001   |     356,158 |     356,276 |     356,282 |
|  3.   1985........|   X X X X     |     369,386 |     356,025 |     361,261 |
|  4.   1986........|   X X X X     |   X X X X   |     410,836 |     396,107 |
|  5.   1987........|   X X X X     |   X X X X   |   X X X X   |     388,120 |
|  6.   1988........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
|  7.   1989........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
|  8.   1990........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
|  9.   1991........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
 ------------------------------------------------------------------------------


- ----------------------------------------------------------------------
      6      |      7      |      8      |      9      |     10      |
    1988     |    1989     |    1990     |    1991     |    1992     |
             |             |             |             |             |
- -------------|-------------|-------------|-------------|-------------|
     240,447 |     249,363 |     249,456 |     253,056 |     254,994 |
     358,615 |     366,233 |     365,709 |     365,404 |     365,518 |
     374,966 |     385,193 |     386,098 |     385,790 |     382,940 |
     392,858 |     386,952 |     383,912 |     379,429 |     377,023 |
     382,497 |     357,959 |     357,046 |     355,300 |     348,444 |
     332,162 |     321,176 |     318,623 |     317,335 |     315,302 |
   X X X X   |     293,194 |     292,183 |     286,763 |     283,770 |
   X X X X   |   X X X X   |     253,512 |     252,095 |     250,005 |
   X X X X   |   X X X X   |   X X X X   |     222,993 |     243,331 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |     247,326 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
- ----------------------------------------------------------------------

- -----------------------------------------
             |       Development**       |
- -------------|---------------------------|
     11      |     12      |     13      |
    1993     |  One Year   |  Two Year   |
             |             |             |
- -------------|-------------|-------------|
     251,611 |      (3,383)|      (1,445)|
     367,956 |       2,438 |       2,552 |
     385,009 |       2,069 |        (781)|
     379,536 |       2,513 |         107 |
     350,434 |       1,990 |      (4,866)|
     317,528 |       2,226 |         193 |
     289,954 |       6,184 |       3,191 |
     250,673 |         668 |      (1,422)|
     250,464 |       7,133 |      27,471 |
     246,520 |        (806)|   X X X X   |
     318,117 |   X X X X   |   X X X X   |
- -------------|-------------|-------------|
 12. Totals  |      21,032 |      25,000 |
              ---------------------------

          SCHEDULE P - PART 2C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL

 ------------------------------------------------------------------------------
|         1         | Incurred Losses and Allocated Expenses Reported at
|                   |                 Year End (000 omitted)
|                   |----------------------------------------------------------
|   Years in Which  |      2        |      3      |      4      |      5      |
|    Losses Were    |    1984       |    1985     |    1986     |    1987     |
|     Incurred      |               |             |             |             |
|-------------------|---------------|-------------|-------------|-------------|
|  1.   Prior ......|     128,238 * |     151,303 |     158,200 |     164,942 |
|  2.   1984........|     115,329   |     131,966 |     140,449 |     148,601 |
|  3.   1985........|   X X X X     |     122,724 |     139,955 |     145,427 |
|  4.   1986........|   X X X X     |   X X X X   |     147,117 |     157,213 |
|  5.   1987........|   X X X X     |   X X X X   |   X X X X   |     162,309 |
|  6.   1988........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
|  7.   1989........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
|  8.   1990........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
|  9.   1991........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
 ------------------------------------------------------------------------------

- ----------------------------------------------------------------------
      6      |      7      |      8      |      9      |     10      |
    1988     |    1989     |    1990     |    1991     |    1992     |
             |             |             |             |             |
- -------------|-------------|-------------|-------------|-------------|
     166,212 |     162,044 |     168,216 |     164,858 |     165,025 |
     151,246 |     157,203 |     158,961 |     158,985 |     160,039 |
     157,861 |     175,805 |     181,856 |     187,398 |     190,738 |
     155,809 |     165,894 |     172,330 |     178,571 |     184,306 |
     158,569 |     161,385 |     170,118 |     173,373 |     183,948 |
     176,480 |     173,389 |     179,671 |     183,610 |     195,509 |
   X X X X   |     165,842 |     162,494 |     159,220 |     181,013 |
   X X X X   |   X X X X   |     146,850 |     145,582 |     134,536 |
   X X X X   |   X X X X   |   X X X X   |     129,929 |     121,633 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |     122,008 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
- ----------------------------------------------------------------------

- -----------------------------------------
             |       Development**       |
- -------------|---------------------------|
     11      |     12      |     13      |
    1993     |  One Year   |  Two Year   |
             |             |             |
- -------------|-------------|-------------|
     169,664 |       4,639 |       4,806 |
     159,892 |        (147)|         907 |
     193,314 |       2,576 |       5,916 |
     187,023 |       2,717 |       8,452 |
     189,830 |       5,882 |      16,457 |
     206,792 |      11,283 |      23,182 |
     192,331 |      11,318 |      33,111 |
     138,741 |       4,205 |      (6,841)|
     127,906 |       6,273 |      (2,023)|
     115,604 |      (6,404)|   X X X X   |
     138,149 |   X X X X   |   X X X X   |
- -------------|-------------|-------------|
 12. Totals  |      42,342 |      83,967 |
              ---------------------------


                    SCHEDULE P - PART 2D - WORKERS' COMPENSATION

 ------------------------------------------------------------------------------
|         1         | Incurred Losses and Allocated Expenses Reported at
|                   |                 Year End (000 omitted)
|                   |----------------------------------------------------------
|   Years in Which  |      2        |      3      |      4      |      5      |
|    Losses Were    |    1984       |    1985     |    1986     |    1987     |
|     Incurred      |               |             |             |             |
|-------------------|---------------|-------------|-------------|-------------|
|  1.   Prior ......|     569,802 * |     571,966 |     579,783 |     594,480 |
|  2.   1984........|     257,767   |     302,199 |     315,934 |     328,998 |
|  3.   1985........|   X X X X     |     363,260 |     373,847 |     380,559 |
|  4.   1986........|   X X X X     |   X X X X   |     478,137 |     477,061 |
|  5.   1987........|   X X X X     |   X X X X   |   X X X X   |     562,000 |
|  6.   1988........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
|  7.   1989........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
|  8.   1990........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
|  9.   1991........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
 ------------------------------------------------------------------------------

- ----------------------------------------------------------------------
      6      |      7      |      8      |      9      |     10      |
    1988     |    1989     |    1990     |    1991     |    1992     |
             |             |             |             |             |
- -------------|-------------|-------------|-------------|-------------|
     611,432 |     625,561 |     631,427 |     645,931 |     674,118 |
     335,328 |     337,963 |     340,330 |     344,038 |     343,799 |
     413,441 |     435,823 |     443,604 |     453,448 |     465,043 |
     472,576 |     482,185 |     483,505 |     498,753 |     516,220 |
     563,012 |     580,798 |     585,372 |     602,634 |     629,881 |
     675,143 |     704,615 |     716,215 |     725,393 |     753,077 |
   X X X X   |     758,045 |     774,893 |     789,110 |     799,679 |
   X X X X   |   X X X X   |     782,395 |     799,824 |     807,084 |
   X X X X   |   X X X X   |   X X X X   |     809,256 |     783,207 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |     761,487 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
- ----------------------------------------------------------------------

- -----------------------------------------
             |       Development**       |
- -------------|---------------------------|
     11      |     12      |     13      |
    1993     |  One Year   |  Two Year   |
             |             |             |
- -------------|-------------|-------------|
     694,498 |      20,380 |      48,567 |
     345,695 |       1,896 |       1,657 |
     467,110 |       2,067 |      13,662 |
     514,465 |      (1,755)|      15,712 |
     632,240 |       2,359 |      29,606 |
     753,028 |         (49)|      27,636 |
     832,991 |      33,312 |      43,881 |
     811,722 |       4,638 |      11,898 |
     742,563 |     (40,644)|     (66,693)|
     738,557 |     (22,930)|   X X X X   |
     749,240 |   X X X X   |   X X X X   |
- -------------|-------------|-------------|
 12. Totals  |        (726)|     125,926 |
              ---------------------------


                   SCHEDULE P - PART 2E - COMMERCIAL MULTIPLE PERIL

 ------------------------------------------------------------------------------
|         1         | Incurred Losses and Allocated Expenses Reported at
|                   |                 Year End (000 omitted)
|                   |----------------------------------------------------------
|   Years in Which  |      2        |      3      |      4      |      5      |
|    Losses Were    |    1984       |    1985     |    1986     |    1987     |
|     Incurred      |               |             |             |             |
|-------------------|---------------|-------------|-------------|-------------|
|  1.   Prior ......|     208,712 * |     260,419 |     261,266 |     279,454 |
|  2.   1984........|     238,837   |     236,764 |     236,820 |     234,617 |
|  3.   1985........|   X X X X     |     310,403 |     310,461 |     302,719 |
|  4.   1986........|   X X X X     |   X X X X   |     407,517 |     371,931 |
|  5.   1987........|   X X X X     |   X X X X   |   X X X X   |     450,439 |
|  6.   1988........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
|  7.   1989........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
|  8.   1990........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
|  9.   1991........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
 ------------------------------------------------------------------------------


  *Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
 **Current year less first or second prior year, showing (redundant) or adverse.

- ----------------------------------------------------------------------
      6      |      7      |      8      |      9      |     10      |
    1988     |    1989     |    1990     |    1991     |    1992     |
             |             |             |             |             |
- -------------|-------------|-------------|-------------|-------------|
     296,115 |     309,190 |     311,909 |     321,134 |     341,909 |
     248,679 |     262,233 |     268,478 |     275,950 |     276,203 |
     317,067 |     333,146 |     338,962 |     341,878 |     340,928 |
     359,554 |     347,551 |     343,996 |     341,844 |     340,678 |
     430,394 |     407,486 |     400,356 |     391,547 |     388,928 |
     522,018 |     499,787 |     503,431 |     495,055 |     489,478 |
   X X X X   |     544,785 |     547,815 |     540,682 |     533,009 |
   X X X X   |   X X X X   |     509,105 |     509,862 |     508,479 |
   X X X X   |   X X X X   |   X X X X   |     519,500 |     494,239 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |     583,308 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
- ----------------------------------------------------------------------

- -----------------------------------------
             |       Development**       |
- -------------|---------------------------|
     11      |     12      |     13      |
    1993     |  One Year   |  Two Year   |
             |             |             |
- -------------|-------------|-------------|
     349,344 |       7,435 |      28,210 |
     273,870 |      (2,333)|      (2,080)|
     341,718 |         790 |        (160)|
     342,098 |       1,420 |         254 |
     390,027 |       1,099 |      (1,520)|
     489,027 |        (451)|      (6,028)|
     536,915 |       3,906 |      (3,767)|
     512,657 |       4,178 |       2,795 |
     498,069 |       3,830 |     (21,431)|
     558,211 |     (25,097)|   X X X X   |
     620,074 |   X X X X   |   X X X X   |
- -------------|-------------|-------------|
 12. Totals  |      (5,223)|      (3,727)|
              ---------------------------




          CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
    CONTINENTAL CORPORATION COMBINED SCHEDULE P FOR INSURANCE SEGMENTS
    ..................................................................
				   (Name)





     SCHEDULE P - PART 2F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE

 ------------------------------------------------------------------------------
|         1         | Incurred Losses and Allocated Expenses Reported at
|                   |                 Year End (000 omitted)
|                   |----------------------------------------------------------
|   Years in Which  |      2        |      3      |      4      |      5      |
|    Losses Were    |    1984       |    1985     |    1986     |    1987     |
|     Incurred      |               |             |             |             |
|-------------------|---------------|-------------|-------------|-------------|
|                   |               |             |             |             |
|  1.   Prior ......|      42,020 * |      50,951 |      49,882 |      49,924 |
|  2.   1984........|       1,704   |       4,670 |       5,039 |       5,955 |
|  3.   1985........|   X X X X     |       6,173 |       5,919 |       7,086 |
|  4.   1986........|   X X X X     |   X X X X   |       9,025 |       6,847 |
|  5.   1987........|   X X X X     |   X X X X   |   X X X X   |      10,457 |
|  6.   1988........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
|  7.   1989........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
|  8.   1990........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
|  9.   1991........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
 ------------------------------------------------------------------------------


- ----------------------------------------------------------------------
      6      |      7      |      8      |      9      |     10      |
    1988     |    1989     |    1990     |    1991     |    1992     |
             |             |             |             |             |
- -------------|-------------|-------------|-------------|-------------|
             |             |             |             |             |
      48,777 |      50,300 |      49,693 |      49,592 |      48,674 |
       5,926 |       6,321 |       6,436 |       6,858 |       6,650 |
       9,130 |       9,165 |       9,209 |       9,102 |       9,564 |
       6,386 |       7,050 |       6,773 |       6,340 |       6,564 |
      11,184 |      11,889 |      11,936 |      12,661 |      13,243 |
      10,357 |      12,265 |      15,505 |      11,585 |      16,783 |
   X X X X   |       8,878 |       6,351 |       8,022 |      10,385 |
   X X X X   |   X X X X   |       1,177 |       6,658 |       2,452 |
   X X X X   |   X X X X   |   X X X X   |       1,193 |       3,003 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |       1,968 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
- ----------------------------------------------------------------------

- -----------------------------------------
             |       Development**       |
- -------------|---------------------------|
     11      |     12      |     13      |
    1993     |  One Year   |  Two Year   |
             |             |             |
- -------------|-------------|-------------|
             |             |             |
      50,815 |       2,141 |       1,223 |
       6,938 |         288 |          80 |
       8,854 |        (710)|        (248)|
       5,481 |      (1,083)|        (859)|
      11,480 |      (1,763)|      (1,181)|
      14,808 |      (1,975)|       3,223 |
       7,473 |      (2,921)|        (558)|
         853 |      (1,599)|      (5,805)|
       2,807 |        (196)|       1,614 |
       4,087 |       2,119 |   X X X X   |
       1,230 |   X X X X   |   X X X X   |
- -------------|-------------|-------------|
 12. Totals  |      (5,699)|      (2,511)|
              ---------------------------


      SCHEDULE P - PART 2F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE

 ------------------------------------------------------------------------------
|         1         | Incurred Losses and Allocated Expenses Reported at
|                   |                 Year End (000 omitted)
|                   |----------------------------------------------------------
|   Years in Which  |      2        |      3      |      4      |      5      |
|    Losses Were    |    1984       |    1985     |    1986     |    1987     |
|     Incurred      |               |             |             |             |
|-------------------|---------------|-------------|-------------|-------------|
|  1.   Prior ......|           0 * |           0 |           0 |           0 |
|  2.   1984........|           0   |           0 |           0 |           0 |
|  3.   1985........|   X X X X     |           0 |           0 |           0 |
|  4.   1986........|   X X X X     |   X X X X   |           0 |           0 |
|  5.   1987........|   X X X X     |   X X X X   |   X X X X   |       7,919 |
|  6.   1988........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
|  7.   1989........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
|  8.   1990........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
|  9.   1991........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
 ------------------------------------------------------------------------------


- ----------------------------------------------------------------------
      6      |      7      |      8      |      9      |     10      |
    1988     |    1989     |    1990     |    1991     |    1992     |
             |             |             |             |             |
- -------------|-------------|-------------|-------------|-------------|
           0 |           0 |           0 |           0 |           0 |
           0 |           0 |           0 |           0 |           0 |
           0 |           0 |           0 |           0 |           0 |
           0 |           0 |           0 |           0 |           0 |
       5,386 |       3,679 |       3,682 |       3,226 |       1,607 |
      18,686 |      12,717 |       8,030 |       5,847 |       4,733 |
   X X X X   |      25,958 |      37,947 |      17,476 |      12,504 |
   X X X X   |   X X X X   |      26,973 |      20,199 |      17,891 |
   X X X X   |   X X X X   |   X X X X   |      61,958 |      65,410 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |      50,145 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
- ----------------------------------------------------------------------


- -----------------------------------------
             |       Development**       |
- -------------|---------------------------|
     11      |     12      |     13      |
    1993     |  One Year   |  Two Year   |
             |             |             |
- -------------|-------------|-------------|
          69 |          69 |          69 |
         (56)|         (56)|         (56)|
           0 |           0 |           0 |
           3 |           3 |           3 |
      11,715 |      10,108 |       8,489 |
      10,561 |       5,828 |       4,714 |
      23,373 |      10,869 |       5,897 |
      25,426 |       7,535 |       5,227 |
      57,637 |      (7,773)|      (4,321)|
      31,122 |     (19,023)|   X X X X   |
      39,528 |   X X X X   |   X X X X   |
- -------------|-------------|-------------|
 12. Totals  |       7,560 |      20,022 |
              ---------------------------


          SCHEDULE P - PART 2G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT

                          (ALL PERILS), BOILER AND MACHINERY)

 ------------------------------------------------------------------------------
|         1         | Incurred Losses and Allocated Expenses Reported at
|                   |                 Year End (000 omitted)
|                   |----------------------------------------------------------
|   Years in Which  |      2        |      3      |      4      |      5      |
|    Losses Were    |    1984       |    1985     |    1986     |    1987     |
|     Incurred      |               |             |             |             |
|-------------------|---------------|-------------|-------------|-------------|
|  1.   Prior ......|      86,609 * |      72,756 |      68,111 |      75,306 |
|  2.   1984........|     143,588   |     142,438 |     142,169 |     152,006 |
|  3.   1985........|   X X X X     |     119,021 |     112,659 |     128,003 |
|  4.   1986........|   X X X X     |   X X X X   |     109,079 |      96,657 |
|  5.   1987........|   X X X X     |   X X X X   |   X X X X   |     147,612 |
|  6.   1988........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
|  7.   1989........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
|  8.   1990........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
|  9.   1991........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
 ------------------------------------------------------------------------------

- ----------------------------------------------------------------------
      6      |      7      |      8      |      9      |     10      |
    1988     |    1989     |    1990     |    1991     |    1992     |
             |             |             |             |             |
- -------------|-------------|-------------|-------------|-------------|
      77,036 |      81,870 |      77,391 |      80,716 |      96,943 |
     155,877 |     157,067 |     157,475 |     158,659 |     160,788 |
     138,729 |     139,679 |     137,569 |     139,459 |     142,820 |
      96,366 |      97,146 |      95,419 |      97,792 |     101,032 |
     147,685 |     160,557 |     165,232 |     170,071 |     175,572 |
     152,058 |     151,628 |     158,295 |     175,538 |     190,504 |
   X X X X   |     133,068 |     138,956 |     139,754 |     161,398 |
   X X X X   |   X X X X   |     137,842 |     133,723 |     141,333 |
   X X X X   |   X X X X   |   X X X X   |     117,227 |     114,716 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |      97,177 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
- ----------------------------------------------------------------------

- -----------------------------------------
             |       Development**       |
- -------------|---------------------------|
     11      |     12      |     13      |
    1993     |  One Year   |  Two Year   |
             |             |             |
- -------------|-------------|-------------|
     106,386 |       9,443 |      25,670 |
     161,610 |         822 |       2,951 |
     146,920 |       4,100 |       7,461 |
     103,903 |       2,871 |       6,111 |
     184,324 |       8,752 |      14,253 |
     196,009 |       5,505 |      20,471 |
     177,691 |      16,293 |      37,937 |
     152,404 |      11,071 |      18,681 |
     144,714 |      29,998 |      27,487 |
     127,803 |      30,626 |   X X X X   |
     190,406 |   X X X X   |   X X X X   |
- -------------|-------------|-------------|
 12. Totals  |     119,481 |     161,022 |
              ---------------------------


         SCHEDULE P - PART 2H - SECTION 1 - OTHER LIABILITY - OCCURRENCE

 ------------------------------------------------------------------------------
|         1         | Incurred Losses and Allocated Expenses Reported at
|                   |                 Year End (000 omitted)
|                   |----------------------------------------------------------
|   Years in Which  |      2        |      3      |      4      |      5      |
|    Losses Were    |    1984       |    1985     |    1986     |    1987     |
|     Incurred      |               |             |             |             |
|-------------------|---------------|-------------|-------------|-------------|
|  1.   Prior ......|     243,006 * |     259,033 |     275,660 |     334,805 |
|  2.   1984........|     113,840   |     119,154 |     121,588 |     132,953 |
|  3.   1985........|   X X X X     |     164,402 |     164,880 |     172,254 |
|  4.   1986........|   X X X X     |   X X X X   |     259,316 |     256,094 |
|  5.   1987........|   X X X X     |   X X X X   |   X X X X   |     295,805 |
|  6.   1988........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
|  7.   1989........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
|  8.   1990........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
|  9.   1991........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
 ------------------------------------------------------------------------------

- ----------------------------------------------------------------------
      6      |      7      |      8      |      9      |     10      |
    1988     |    1989     |    1990     |    1991     |    1992     |
             |             |             |             |             |
- -------------|-------------|-------------|-------------|-------------|
     385,666 |     439,821 |     477,617 |     521,474 |     566,758 |
     149,982 |     163,554 |     169,204 |     175,661 |     183,282 |
     188,675 |     194,994 |     203,647 |     213,508 |     233,160 |
     249,989 |     231,532 |     222,130 |     209,537 |     178,102 |
     303,656 |     294,768 |     287,552 |     273,009 |     205,621 |
     312,816 |     313,861 |     313,798 |     298,664 |     285,256 |
   X X X X   |     360,786 |     358,984 |     349,228 |     342,921 |
   X X X X   |   X X X X   |     246,681 |     238,784 |     218,474 |
   X X X X   |   X X X X   |   X X X X   |     117,072 |     122,731 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |     192,666 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
- ----------------------------------------------------------------------

- -----------------------------------------
             |       Development**       |
- -------------|---------------------------|
     11      |     12      |     13      |
    1993     |  One Year   |  Two Year   |
             |             |             |
- -------------|-------------|-------------|
     542,377 |     (24,381)|      20,903 |
     187,078 |       3,796 |      11,417 |
     232,875 |        (285)|      19,367 |
     172,443 |      (5,659)|     (37,094)|
     177,461 |     (28,160)|     (95,548)|
     280,258 |      (4,998)|     (18,406)|
     288,275 |     (54,646)|     (60,953)|
     172,230 |     (46,244)|     (66,554)|
     117,958 |      (4,773)|         886 |
     131,305 |     (61,361)|   X X X X   |
     176,122 |   X X X X   |   X X X X   |
- -------------|-------------|-------------|
 12. Totals  |    (226,711)|    (225,982)|
              ---------------------------


        SCHEDULE P - PART 2H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE

 ------------------------------------------------------------------------------
|         1         | Incurred Losses and Allocated Expenses Reported at
|                   |                 Year End (000 omitted)
|                   |----------------------------------------------------------
|   Years in Which  |      2        |      3      |      4      |      5      |
|    Losses Were    |    1984       |    1985     |    1986     |    1987     |
|     Incurred      |               |             |             |             |
|-------------------|---------------|-------------|-------------|-------------|
|  1.   Prior ......|           0 * |           0 |           0 |           0 |
|  2.   1984........|           0   |           0 |           0 |           0 |
|  3.   1985........|   X X X X     |           0 |           0 |           0 |
|  4.   1986........|   X X X X     |   X X X X   |           0 |           0 |
|  5.   1987........|   X X X X     |   X X X X   |   X X X X   |           0 |
|  6.   1988........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
|  7.   1989........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
|  8.   1990........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
|  9.   1991........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |
 ------------------------------------------------------------------------------

  *Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
 **Current year less first or second prior year, showing (redundant) or adverse.


- ----------------------------------------------------------------------
      6      |      7      |      8      |      9      |     10      |
    1988     |    1989     |    1990     |    1991     |    1992     |
             |             |             |             |             |
- -------------|-------------|-------------|-------------|-------------|
           0 |           0 |           0 |           0 |           0 |
           0 |           0 |           0 |           0 |           0 |
           0 |           0 |           0 |           0 |           0 |
           0 |           0 |           0 |           0 |           0 |
           0 |           0 |           0 |           0 |           0 |
           0 |           0 |           0 |           0 |           0 |
   X X X X   |           0 |           0 |           0 |           0 |
   X X X X   |   X X X X   |           0 |           0 |           0 |
   X X X X   |   X X X X   |   X X X X   |      52,840 |      39,844 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |      25,661 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
- ----------------------------------------------------------------------

- -----------------------------------------
             |       Development**       |
- -------------|---------------------------|
     11      |     12      |     13      |
    1993     |  One Year   |  Two Year   |
             |             |             |
- -------------|-------------|-------------|
         223 |         223 |         223 |
        (161)|        (161)|        (161)|
          25 |          25 |          25 |
           9 |           9 |           9 |
          28 |          28 |          28 |
          51 |          51 |          51 |
        (175)|        (175)|        (175)|
           0 |           0 |           0 |
      45,208 |       5,364 |      (7,632)|
      60,061 |      34,400 |   X X X X   |
      96,924 |   X X X X   |   X X X X   |
- -------------|-------------|-------------|
 12. Totals  |      39,764 |      (7,632)|
              ---------------------------




          CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
    CONTINENTAL CORPORATION COMBINED SCHEDULE P FOR INSURANCE SEGMENTS
    ..................................................................
 				  (Name)




    SCHEDULE P - PART 2I - SPECIAL PROPERTY (FIRE, ALLIED LINES,

                INLAND MARINE, EARTHQUAKE, GLASS, BURGLARY AND THEFT)



     --------------------------------------------------------------
    |                 |   Incurred Losses and Allocated Expenses
    |	     1	      |     Reported at Year End (000 omitted)
    |                 |--------------------------------------------
    | Years in Which  |      2        |      3      |      4      |
    |  Losses Were    |    1984       |    1985     |    1986     |
    |    Incurred     |               |             |             |
    |                 |               |             |             |
    |-----------------|---------------|-------------|-------------|
    |                 |               |             |             |
    |  1.  Prior .....|    X X X X    |   X X X X   |   X X X X   |
    |  2.  1992.......|    X X X X    |   X X X X   |   X X X X   |
    |  3.  1993.......|    X X X X    |   X X X X   |   X X X X   |
     --------------------------------------------------------------

    ------------------------------------------------------------------------
          5      |      6      |      7      |      8      |      9        |
        1987     |    1988     |    1989     |    1990     |    1991       |
                 |             |             |             |               |
                 |             |             |             |               |
    -------------|-------------|-------------|-------------|---------------|
                 |             |             |             |               |
       X X X X   |   X X X X   |   X X X X   |   X X X X   |     121,259 * |
       X X X X   |   X X X X   |   X X X X   |   X X X X   |    X X X X    |
       X X X X   |   X X X X   |   X X X X   |   X X X X   |    X X X X    |
    ------------------------------------------------------------------------

    -------------------------------------------------------
                               |       Development**       |
    ---------------------------|---------------------------|
         10      |     11      |     12      |     13      |
        1992     |    1993     |  One Year   |  Two Year   |
                 |             |             |             |
                 |             |             |             |
    -------------|-------------|-------------|-------------|
                 |             |             |             |
         170,125 |     163,647 |      (6,478)|      42,388 |
         198,285 |     235,045 |      36,760 |   X X X X   |
       X X X X   |     197,434 |   X X X X   |   X X X X   |
    ---------------------------|-------------|-------------|
                    4. Totals  |      30,282 |      42,388 |
                                ---------------------------


         SCHEDULE P - PART 2J - AUTO PHYSICAL DAMAGE


     --------------------------------------------------------------
    |                 |   Incurred Losses and Allocated Expenses
    |	     1	      |     Reported at Year End (000 omitted)
    |                 |--------------------------------------------
    | Years in Which  |      2        |      3      |      4      |
    |  Losses Were    |    1984       |    1985     |    1986     |
    |    Incurred     |               |             |             |
    |                 |               |             |             |
    |-----------------|---------------|-------------|-------------|
    |                 |               |             |             |
    |  1.  Prior .....|    X X X X    |   X X X X   |   X X X X   |
    |  2.  1992.......|    X X X X    |   X X X X   |   X X X X   |
    |  3.  1993.......|    X X X X    |   X X X X   |   X X X X   |
     --------------------------------------------------------------


    ------------------------------------------------------------------------
          5      |      6      |      7      |      8      |      9        |
        1987     |    1988     |    1989     |    1990     |    1991       |
                 |             |             |             |               |
                 |             |             |             |               |
    -------------|-------------|-------------|-------------|---------------|
                 |             |             |             |               |
       X X X X   |   X X X X   |   X X X X   |   X X X X   |      16,183 * |
       X X X X   |   X X X X   |   X X X X   |   X X X X   |    X X X X    |
       X X X X   |   X X X X   |   X X X X   |   X X X X   |    X X X X    |
    ------------------------------------------------------------------------


    -------------------------------------------------------
                               |       Development**       |
    ---------------------------|---------------------------|
         10      |     11      |     12      |     13      |
        1992     |    1993     |  One Year   |  Two Year   |
                 |             |             |             |
                 |             |             |             |
    -------------|-------------|-------------|-------------|
                 |             |             |             |
          25,597 |      24,602 |        (995)|       8,419 |
         125,198 |     128,000 |       2,802 |   X X X X   |
       X X X X   |     138,839 |   X X X X   |   X X X X   |
    ---------------------------|-------------|-------------|
                    4. Totals  |       1,807 |       8,419 |
                                ---------------------------


    SCHEDULE P - PART 2K - FIDELITY, SURETY, FINANCIAL GUARANTY,
                           MORTGAGE GUARANTY


     --------------------------------------------------------------
    |                 |   Incurred Losses and Allocated Expenses
    |	     1	      |     Reported at Year End (000 omitted)
    |                 |--------------------------------------------
    | Years in Which  |      2        |      3      |      4      |
    |  Losses Were    |    1984       |    1985     |    1986     |
    |    Incurred     |               |             |             |
    |                 |               |             |             |
    |-----------------|---------------|-------------|-------------|
    |                 |               |             |             |
    |  1.  Prior .....|    X X X X    |   X X X X   |   X X X X   |
    |  2.  1992.......|    X X X X    |   X X X X   |   X X X X   |
    |  3.  1993.......|    X X X X    |   X X X X   |   X X X X   |
     --------------------------------------------------------------

    ------------------------------------------------------------------------
          5      |      6      |      7      |      8      |      9        |
        1987     |    1988     |    1989     |    1990     |    1991       |
                 |             |             |             |               |
                 |             |             |             |               |
    -------------|-------------|-------------|-------------|---------------|
                 |             |             |             |               |
       X X X X   |   X X X X   |   X X X X   |   X X X X   |      80,783 * |
       X X X X   |   X X X X   |   X X X X   |   X X X X   |    X X X X    |
       X X X X   |   X X X X   |   X X X X   |   X X X X   |    X X X X    |
    ------------------------------------------------------------------------


    -------------------------------------------------------
                               |       Development**       |
    ---------------------------|---------------------------|
         10      |     11      |     12      |     13      |
        1992     |    1993     |  One Year   |  Two Year   |
                 |             |             |             |
                 |             |             |             |
    -------------|-------------|-------------|-------------|
                 |             |             |             |
          57,561 |      64,421 |       6,860 |     (16,362)|
          58,169 |      25,531 |     (32,638)|   X X X X   |
       X X X X   |      73,281 |   X X X X   |   X X X X   |
    ---------------------------|-------------|-------------|
                    4. Totals  |     (25,778)|     (16,362)|
                                ---------------------------



    SCHEDULE P - PART 2L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)


     --------------------------------------------------------------
    |                 |   Incurred Losses and Allocated Expenses
    |	     1	      |     Reported at Year End (000 omitted)
    |                 |--------------------------------------------
    | Years in Which  |      2        |      3      |      4      |
    |  Losses Were    |    1984       |    1985     |    1986     |
    |    Incurred     |               |             |             |
    |                 |               |             |             |
    |-----------------|---------------|-------------|-------------|
    |                 |               |             |             |
    |  1.  Prior .....|    X X X X    |   X X X X   |   X X X X   |
    |  2.  1992.......|    X X X X    |   X X X X   |   X X X X   |
    |  3.  1993.......|    X X X X    |   X X X X   |   X X X X   |
     --------------------------------------------------------------


    ------------------------------------------------------------------------
          5      |      6      |      7      |      8      |      9        |
        1987     |    1988     |    1989     |    1990     |    1991       |
                 |             |             |             |               |
                 |             |             |             |               |
    -------------|-------------|-------------|-------------|---------------|
                 |             |             |             |               |
       X X X X   |   X X X X   |   X X X X   |   X X X X   |      40,023 * |
       X X X X   |   X X X X   |   X X X X   |   X X X X   |    X X X X    |
       X X X X   |   X X X X   |   X X X X   |   X X X X   |    X X X X    |
    ------------------------------------------------------------------------


    -------------------------------------------------------
                               |       Development**       |
    ---------------------------|---------------------------|
         10      |     11      |     12      |     13      |
        1992     |    1993     |  One Year   |  Two Year   |
                 |             |             |             |
                 |             |             |             |
    -------------|-------------|-------------|-------------|
                 |             |             |             |
          58,592 |      50,738 |      (7,854)|      10,715 |
          38,992 |      54,191 |      15,199 |   X X X X   |
       X X X X   |      38,033 |   X X X X   |   X X X X   |
    ---------------------------|-------------|-------------|
                    4. Totals  |       7,345 |      10,715 |
                                ---------------------------


                   SCHEDULE P - PART 2M - INTERNATIONAL


     --------------------------------------------------------------
    |                 |   Incurred Losses and Allocated Expenses
    |	     1	      |     Reported at Year End (000 omitted)
    |                 |--------------------------------------------
    | Years in Which  |      2        |      3      |      4      |
    |  Losses Were    |    1984       |    1985     |    1986     |
    |    Incurred     |               |             |             |
    |                 |               |             |             |
    |-----------------|---------------|-------------|-------------|
    |                 |               |             |             |
    |  1.  Prior .....|           0 * |           0 |           0 |
    |  2.  1984.......|           0   |           0 |           0 |
    |  3.  1985.......|    X X X X    |           0 |           0 |
    |  4.  1986.......|    X X X X    |   X X X X   |           0 |
    |  5.  1987.......|    X X X X    |   X X X X   |   X X X X   |
    |  6.  1988.......|    X X X X    |   X X X X   |   X X X X   |
    |  7.  1989.......|    X X X X    |   X X X X   |   X X X X   |
    |  8.  1990.......|    X X X X    |   X X X X   |   X X X X   |
    |  9.  1991.......|    X X X X    |   X X X X   |   X X X X   |
    | 10.  1992.......|    X X X X    |   X X X X   |   X X X X   |
    | 11.  1993.......|    X X X X    |   X X X X   |   X X X X   |
     --------------------------------------------------------------



      *Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
     **Current year less first or second prior year, showing
       (redundant) or adverse.



    ------------------------------------------------------------------------
          5      |      6      |      7      |      8      |      9        |
        1987     |    1988     |    1989     |    1990     |    1991       |
                 |             |             |             |               |
                 |             |             |             |               |
    -------------|-------------|-------------|-------------|---------------|
                 |             |             |             |               |
               0 |           0 |           0 |           0 |           0   |
               0 |           0 |           0 |           0 |           0   |
               0 |           0 |           0 |           0 |           0   |
               0 |           0 |           0 |           0 |           0   |
               0 |           0 |           0 |           0 |           0   |
       X X X X   |           0 |           0 |           0 |           0   |
       X X X X   |   X X X X   |           0 |           0 |           0   |
       X X X X   |   X X X X   |   X X X X   |           0 |          61   |
       X X X X   |   X X X X   |   X X X X   |   X X X X   |      10,948   |
       X X X X   |   X X X X   |   X X X X   |   X X X X   |    X X X X    |
       X X X X   |   X X X X   |   X X X X   |   X X X X   |    X X X X    |
    ------------------------------------------------------------------------



    -------------------------------------------------------
                               |       Development**       |
    ---------------------------|---------------------------|
         10      |     11      |     12      |     13      |
        1992     |    1993     |  One Year   |  Two Year   |
                 |             |             |             |
                 |             |             |             |
    -------------|-------------|-------------|-------------|
                 |             |             |             |
               0 |           0 |           0 |           0 |
               0 |           0 |           0 |           0 |
               0 |           0 |           0 |           0 |
               0 |           0 |           0 |           0 |
               0 |           0 |           0 |           0 |
               0 |           0 |           0 |           0 |
               0 |           0 |           0 |           0 |
          (1,961)|         405 |       2,366 |         344 |
           9,438 |      10,427 |         989 |        (521)|
           8,372 |      10,004 |       1,632 |   X X X X   |
       X X X X   |       9,589 |   X X X X   |   X X X X   |
    ---------------------------|-------------|-------------|
                   12. Totals  |       4,987 |        (177)|
                                ---------------------------




          CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
    CONTINENTAL CORPORATION COMBINED SCHEDULE P FOR INSURANCE SEGMENTS
    ..................................................................
				   (Name)




                      SCHEDULE P - PART 2N - REINSURANCE A

 ----------------------------------------------------------------------------
|                 |   Incurred Losses and Allocated Expenses Reported at
|        1        |               at Year End (000 omitted)
|                 |----------------------------------------------------------
| Years in Which  |      2        |      3      |      4      |      5      |
|  Losses Were    |    1984       |    1985     |    1986     |    1987     |
|    Incurred     |               |             |             |             |
|                 |               |             |             |             |
|-----------------|---------------|-------------|-------------|-------------|
|  1.  1988.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |
|  2.  1989.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |
|  3.  1990.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |
|  4.  1991.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |
|  5.  1992.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |
|  6.  1993.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |
 ----------------------------------------------------------------------------


- ------------------------------------------------------------------------
      6      |      7      |      8      |      9        |     10      |
    1988     |    1989     |    1990     |    1991       |    1992     |
             |             |             |               |             |
             |             |             |               |             |
- -------------|-------------|-------------|---------------|-------------|
      10,042 |       8,768 |       3,162 |         996   |       3,137 |
   X X X X   |      35,851 |      38,479 |      41,796   |      44,570 |
   X X X X   |   X X X X   |      35,297 |      40,884   |      40,073 |
   X X X X   |   X X X X   |   X X X X   |      30,666   |      30,631 |
   X X X X   |   X X X X   |   X X X X   |    X X X X    |      61,557 |
   X X X X   |   X X X X   |   X X X X   |    X X X X    |   X X X X   |
- ------------------------------------------------------------------------

- -----------------------------------------
             |       Development**       |
- -------------|---------------------------|
     11      |     12      |     13      |
    1993     |  One Year   |  Two Year   |
             |             |             |
             |             |             |
- -------------|-------------|-------------|
       3,137 |           0 |       2,141 |
      44,570 |           0 |       2,774 |
      40,073 |           0 |        (811)|
      30,631 |           0 |         (35)|
      54,710 |      (6,847)|   X X X X   |
           0 |   X X X X   |   X X X X   |
- -------------|-------------|-------------|
  7. Totals  |      (6,847)|       4,069 |
              ---------------------------


                         SCHEDULE P - PART 2O - REINSURANCE B


 ----------------------------------------------------------------------------
|                 |   Incurred Losses and Allocated Expenses Reported at
|        1        |               at Year End (000 omitted)
|                 |----------------------------------------------------------
| Years in Which  |      2        |      3      |      4      |      5      |
|  Losses Were    |    1984       |    1985     |    1986     |    1987     |
|    Incurred     |               |             |             |             |
|                 |               |             |             |             |
|-----------------|---------------|-------------|-------------|-------------|
|                 |               |             |             |             |
|  1.  1988.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |
|  2.  1989.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |
|  3.  1990.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |
|  4.  1991.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |
|  5.  1992.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |
|  6.  1993.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |
 ----------------------------------------------------------------------------


- ------------------------------------------------------------------------
      6      |      7      |      8      |      9        |     10      |
    1988     |    1989     |    1990     |    1991       |    1992     |
             |             |             |               |             |
             |             |             |               |             |
- -------------|-------------|-------------|---------------|-------------|
             |             |             |               |             |
      11,497 |       8,156 |        (203)|      (2,100)  |      (7,869)|
   X X X X   |      57,399 |      56,670 |      57,457   |      58,280 |
   X X X X   |   X X X X   |      29,696 |      24,884   |      26,354 |
   X X X X   |   X X X X   |   X X X X   |      14,095   |      14,640 |
   X X X X   |   X X X X   |   X X X X   |    X X X X    |      14,317 |
   X X X X   |   X X X X   |   X X X X   |    X X X X    |   X X X X   |
- ------------------------------------------------------------------------


- -----------------------------------------
             |       Development**       |
- -------------|---------------------------|
     11      |     12      |     13      |
    1993     |  One Year   |  Two Year   |
             |             |             |
             |             |             |
- -------------|-------------|-------------|
             |             |             |
      (7,869)|           0 |      (5,769)|
      58,280 |           0 |         823 |
      26,354 |           0 |       1,470 |
      14,640 |           0 |         545 |
      13,212 |      (1,105)|   X X X X   |
           0 |   X X X X   |   X X X X   |
- -------------|-------------|-------------|
  7. Totals  |      (1,105)|      (2,931)|
              ---------------------------


                        SCHEDULE P - PART 2P - REINSURANCE C


 ----------------------------------------------------------------------------
|                 |   Incurred Losses and Allocated Expenses Reported at
|        1        |               at Year End (000 omitted)
|                 |----------------------------------------------------------
| Years in Which  |      2        |      3      |      4      |      5      |
|  Losses Were    |    1984       |    1985     |    1986     |    1987     |
|    Incurred     |               |             |             |             |
|                 |               |             |             |             |
|-----------------|---------------|-------------|-------------|-------------|
|                 |               |             |             |             |
|  1.  1988.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |
|  2.  1989.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |
|  3.  1990.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |
|  4.  1991.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |
|  5.  1992.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |
|  6.  1993.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |
 ----------------------------------------------------------------------------


- ------------------------------------------------------------------------
      6      |      7      |      8      |      9        |     10      |
    1988     |    1989     |    1990     |    1991       |    1992     |
             |             |             |               |             |
             |             |             |               |             |
- -------------|-------------|-------------|---------------|-------------|
             |             |             |               |             |
          62 |          38 |          61 |          95   |         592 |
   X X X X   |         159 |         137 |          72   |          57 |
   X X X X   |   X X X X   |         115 |          66   |        (113)|
   X X X X   |   X X X X   |   X X X X   |          12   |           4 |
   X X X X   |   X X X X   |   X X X X   |    X X X X    |          16 |
   X X X X   |   X X X X   |   X X X X   |    X X X X    |   X X X X   |
- ------------------------------------------------------------------------


- -----------------------------------------
             |       Development**       |
- -------------|---------------------------|
     11      |     12      |     13      |
    1993     |  One Year   |  Two Year   |
             |             |             |
             |             |             |
- -------------|-------------|-------------|
             |             |             |
         592 |           0 |         497 |
          57 |           0 |         (15)|
        (113)|           0 |        (179)|
           4 |           0 |          (8)|
          16 |           0 |   X X X X   |
           0 |   X X X X   |   X X X X   |
- -------------|-------------|-------------|
  7. Totals  |           0 |         295 |
              ---------------------------


                      SCHEDULE P - PART 2Q - REINSURANCE D


 ----------------------------------------------------------------------------
|                 |   Incurred Losses and Allocated Expenses Reported at
|        1        |               at Year End (000 omitted)
|                 |----------------------------------------------------------
| Years in Which  |      2        |      3      |      4      |      5      |
|  Losses Were    |    1984       |    1985     |    1986     |    1987     |
|    Incurred     |               |             |             |             |
|                 |               |             |             |             |
|-----------------|---------------|-------------|-------------|-------------|
|                 |               |             |             |             |
|  1.  Prior .....|         281   |         211 |          39 |          61 |
|  2.  1984.......|       1,288   |         922 |         505 |       1,086 |
|  3.  1985.......|    X X X X    |           0 |           0 |           0 |
|  4.  1986.......|    X X X X    |   X X X X   |        (253)|        (730)|
|  5.  1987.......|    X X X X    |   X X X X   |   X X X X   |         968 |
 ----------------------------------------------------------------------------


- ------------------------------------------------------------------------
      6      |      7      |      8      |      9        |     10      |
    1988     |    1989     |    1990     |    1991       |    1992     |
             |             |             |               |             |
             |             |             |               |             |
- -------------|-------------|-------------|---------------|-------------|
             |             |             |               |             |
          62 |          26 |          84 |         142   |         719 |
       2,114 |       2,545 |       2,985 |       3,091   |       3,462 |
          19 |          32 |         147 |         679   |       1,466 |
        (730)|        (730)|        (730)|        (664)  |      (1,444)|
         968 |         968 |         969 |         185   |        (906)|
- ------------------------------------------------------------------------


- -----------------------------------------
             |       Development**       |
- -------------|---------------------------|
     11      |     12      |     13      |
    1993     |  One Year   |  Two Year   |
             |             |             |
             |             |             |
- -------------|-------------|-------------|
             |             |             |
         601 |        (118)|         459 |
       3,464 |           2 |         373 |
       1,457 |          (9)|         778 |
      (1,444)|           0 |        (780)|
        (906)|           0 |      (1,091)|
- -------------|-------------|-------------|
  6. Totals  |        (125)|        (261)|
              ---------------------------


      SCHEDULE P - PART 2R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE


 ----------------------------------------------------------------------------
|                 |   Incurred Losses and Allocated Expenses Reported at
|        1        |               at Year End (000 omitted)
|                 |----------------------------------------------------------
| Years in Which  |      2        |      3      |      4      |      5      |
|  Losses Were    |    1984       |    1985     |    1986     |    1987     |
|    Incurred     |               |             |             |             |
|                 |               |             |             |             |
|-----------------|---------------|-------------|-------------|-------------|
|                 |               |             |             |             |
|  1.  Prior .....|     111,575 * |     138,610 |     149,607 |     168,740 |
|  2.  1984.......|      21,582   |      27,501 |      29,789 |      31,256 |
|  3.  1985.......|    X X X X    |      26,285 |      25,650 |      25,751 |
|  4.  1986.......|    X X X X    |   X X X X   |      47,156 |      37,327 |
|  5.  1987.......|    X X X X    |   X X X X   |   X X X X   |      43,887 |
|  6.  1988.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |
|  7.  1989.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |
|  8.  1990.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |
|  9.  1991.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |
| 10.  1992.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |
| 11.  1993.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |
 ----------------------------------------------------------------------------


- ------------------------------------------------------------------------
      6      |      7      |      8      |      9        |     10      |
    1988     |    1989     |    1990     |    1991       |    1992     |
             |             |             |               |             |
             |             |             |               |             |
- -------------|-------------|-------------|---------------|-------------|
             |             |             |               |             |
     187,624 |     212,648 |     232,972 |     262,124   |     270,701 |
      31,021 |      32,810 |      33,096 |      34,689   |      28,085 |
      27,033 |      27,660 |      29,725 |      26,656   |      21,731 |
      37,214 |      36,728 |      34,437 |      30,087   |      21,014 |
      45,474 |      43,528 |      38,650 |      35,969   |      29,554 |
      42,818 |      39,900 |      37,838 |      34,348   |      30,407 |
   X X X X   |      27,211 |      27,644 |      27,935   |      19,491 |
   X X X X   |   X X X X   |      16,649 |      19,172   |      19,950 |
   X X X X   |   X X X X   |   X X X X   |      12,736   |      12,233 |
   X X X X   |   X X X X   |   X X X X   |   X X X X     |      10,913 |
   X X X X   |   X X X X   |   X X X X   |   X X X X     |   X X X X   |
- ------------------------------------------------------------------------


- -----------------------------------------
             |       Development**       |
- -------------|---------------------------|
     11      |     12      |     13      |
    1993     |  One Year   |  Two Year   |
             |             |             |
             |             |             |
- -------------|-------------|-------------|
             |             |             |
     312,194 |      41,493 |      50,070 |
      27,619 |        (466)|      (7,070)|
      21,395 |        (336)|      (5,261)|
      17,914 |      (3,100)|     (12,173)|
      28,320 |      (1,234)|      (7,649)|
      42,225 |      11,818 |       7,877 |
      20,039 |         548 |      (7,896)|
      19,895 |         (55)|         723 |
      14,562 |       2,329 |       1,826 |
      13,623 |       2,710 |   X X X X   |
      24,052 |   X X X X   |   X X X X   |
- -------------|-------------|-------------|
 12. Totals  |      53,707 |      20,447 |
              ---------------------------


    SCHEDULE P - PART 2R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE


 ----------------------------------------------------------------------------
|                 |   Incurred Losses and Allocated Expenses Reported at
|        1        |               at Year End (000 omitted)
|                 |----------------------------------------------------------
| Years in Which  |      2        |      3      |      4      |      5      |
|  Losses Were    |    1984       |    1985     |    1986     |    1987     |
|    Incurred     |               |             |             |             |
|                 |               |             |             |             |
|-----------------|---------------|-------------|-------------|-------------|
|                 |               |             |             |             |
|  1.  Prior .....|           0 * |           0 |           0 |           0 |
|  2.  1984.......|           0   |           0 |           0 |           0 |
|  3.  1985.......|    X X X X    |           0 |           0 |           0 |
|  4.  1986.......|    X X X X    |   X X X X   |           0 |           0 |
|  5.  1987.......|    X X X X    |   X X X X   |   X X X X   |           0 |
|  6.  1988.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |
|  7.  1989.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |
|  8.  1990.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |
|  9.  1991.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |
| 10.  1992.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |
| 11.  1993.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |
 ----------------------------------------------------------------------------



  *Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
 **Current year less first or second prior year, showing (redundant) or adverse.



- ------------------------------------------------------------------------
      6      |      7      |      8      |      9        |     10      |
    1988     |    1989     |    1990     |    1991       |    1992     |
             |             |             |               |             |
             |             |             |               |             |
- -------------|-------------|-------------|---------------|-------------|
             |             |             |               |             |
           0 |           0 |           0 |           0   |           0 |
           0 |           0 |           0 |           0   |           0 |
           0 |           0 |           0 |           0   |           0 |
           0 |           0 |           0 |           0   |           0 |
           0 |           0 |           0 |           0   |           0 |
           0 |           0 |           0 |           0   |           0 |
   X X X X   |           0 |           0 |           0   |           0 |
   X X X X   |   X X X X   |           0 |           0   |           0 |
   X X X X   |   X X X X   |   X X X X   |           0   |           0 |
   X X X X   |   X X X X   |   X X X X   |   X X X X     |           0 |
   X X X X   |   X X X X   |   X X X X   |   X X X X     |   X X X X   |
- ------------------------------------------------------------------------


- -----------------------------------------
             |       Development**       |
- -------------|---------------------------|
     11      |     12      |     13      |
    1993     |  One Year   |  Two Year   |
             |             |             |
             |             |             |
- -------------|-------------|-------------|
             |             |             |
          30 |          30 |          30 |
         (24)|         (24)|         (24)|
           0 |           0 |           0 |
           0 |           0 |           0 |
           2 |           2 |           2 |
           8 |           8 |           8 |
         (19)|         (19)|         (19)|
           0 |           0 |           0 |
           0 |           0 |           0 |
           0 |           0 |   X X X X   |
       1,996 |   X X X X   |   X X X X   |
- -------------|-------------|-------------|
 12. Totals  |          (3)|          (3)|
              ---------------------------





          CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
    CONTINENTAL CORPORATION COMBINED SCHEDULE P FOR INSURANCE SEGMENTS
    ..................................................................
				  (Name)





                 SCHEDULE P - PART 3A - HOMEOWNERS/FARMOWNERS

 -----------------------------------------------------------------------------
|         1          | Cumulative Paid Losses and Allocated Expenses at
|                    |            Year End (000 omitted)
|                    |--------------------------------------------------------
|   Years in Which   |             |             |             |             |
|    Losses Were     |      2      |      3      |      4      |      5      |
|     Incurred       |    1984     |    1985     |    1986     |    1987     |
|                    |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |
|  1.   Prior .......|     000     |      18,452 |      33,108 |      44,024 |
|  2.   1984.........|     144,708 |     198,979 |     209,177 |     217,705 |
|  3.   1985.........|   X X X X   |     172,863 |     234,296 |     243,489 |
|  4.   1986.........|   X X X X   |   X X X X   |     138,456 |     180,026 |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |     118,359 |
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------

- ----------------------------------------------------------------------
             |             |             |             |             |
      6      |      7      |      8      |      9      |     10      |
    1988     |    1989     |    1990     |    1991     |    1992     |
             |             |             |             |             |
- -------------|-------------|-------------|-------------|-------------|
             |             |             |             |             |
      49,808 |      52,138 |      53,442 |      54,302 |      58,211 |
     220,838 |     222,316 |     223,111 |     223,613 |     224,398 |
     248,341 |     250,549 |     252,525 |     252,608 |     252,970 |
     188,276 |     193,000 |     195,625 |     196,930 |     197,889 |
     155,390 |     163,776 |     168,599 |     171,573 |     173,127 |
     119,538 |     157,056 |     167,784 |     171,953 |     175,480 |
   X X X X   |      97,570 |     140,505 |     149,605 |     154,652 |
   X X X X   |   X X X X   |     101,685 |     140,060 |     148,688 |
   X X X X   |   X X X X   |   X X X X   |     135,038 |     176,215 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |     138,676 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
- ----------------------------------------------------------------------

- ------------------------------------------
             |     12      |     13      |
- -------------|  Number of  |  Number of  |
             |   Claims    |   Claims    |
     11      |   Closed    |   Closed    |
    1993     |  With Loss  |   Without   |
             |   Payment   |Loss Payment |
- -------------|-------------|-------------|
             |             |             |
      55,199 |           3 |           2 |
     224,124 |           2 |           2 |
     253,646 |           5 |           8 |
     198,763 |           9 |           4 |
     172,648 |          11 |          26 |
     180,343 |          18 |          31 |
     159,238 |      24,259 |       2,674 |
     151,939 |      59,547 |       7,290 |
     182,281 |      67,566 |       8,109 |
     180,241 |      62,503 |       7,810 |
     135,664 |      48,100 |       5,647 |
- -----------------------------------------




        SCHEDULE P - PART 3B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL


 -----------------------------------------------------------------------------
|         1          | Cumulative Paid Losses and Allocated Expenses at
|                    |            Year End (000 omitted)
|                    |--------------------------------------------------------
|   Years in Which   |             |             |             |             |
|    Losses Were     |      2      |      3      |      4      |      5      |
|     Incurred       |    1984     |    1985     |    1986     |    1987     |
|                    |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |
|  1.   Prior .......|     000     |     107,102 |     166,778 |     198,864 |
|  2.   1984.........|     101,284 |     212,382 |     288,394 |     325,695 |
|  3.   1985.........|   X X X X   |     109,917 |     231,700 |     304,814 |
|  4.   1986.........|   X X X X   |   X X X X   |     114,171 |     236,693 |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |     106,647 |
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------


- ----------------------------------------------------------------------
             |             |             |             |             |
      6      |      7      |      8      |      9      |     10      |
    1988     |    1989     |    1990     |    1991     |    1992     |
             |             |             |             |             |
- -------------|-------------|-------------|-------------|-------------|
             |             |             |             |             |
     216,708 |     234,139 |     239,597 |     244,183 |     249,527 |
     345,830 |     355,180 |     359,565 |     361,512 |     363,575 |
     343,340 |     364,887 |     375,290 |     379,519 |     380,029 |
     303,120 |     340,019 |     359,483 |     367,828 |     372,287 |
     210,903 |     280,051 |     315,981 |     335,955 |     340,554 |
      96,134 |     191,476 |     250,602 |     283,351 |     299,045 |
   X X X X   |      82,735 |     177,779 |     229,842 |     257,095 |
   X X X X   |   X X X X   |      77,350 |     158,644 |     207,161 |
   X X X X   |   X X X X   |   X X X X   |      67,249 |     153,242 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |      73,216 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
- ----------------------------------------------------------------------

- ------------------------------------------
             |     12      |     13      |
- -------------|  Number of  |  Number of  |
             |   Claims    |   Claims    |
     11      |   Closed    |   Closed    |
    1993     |  With Loss  |   Without   |
             |   Payment   |Loss Payment |
- -------------|-------------|-------------|
             |             |             |
     250,927 |          62 |          16 |
     364,941 |          17 |           3 |
     381,422 |          31 |           6 |
     375,878 |          65 |          22 |
     345,486 |          93 |          37 |
     310,285 |         173 |          87 |
     277,916 |      66,002 |      19,688 |
     227,231 |      60,946 |      17,691 |
     203,625 |      63,148 |      16,334 |
     157,206 |      55,148 |      13,088 |
      85,701 |      32,690 |       7,855 |
- -----------------------------------------


         SCHEDULE P - PART 3C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL


 -----------------------------------------------------------------------------
|         1          | Cumulative Paid Losses and Allocated Expenses at
|                    |            Year End (000 omitted)
|                    |--------------------------------------------------------
|   Years in Which   |             |             |             |             |
|    Losses Were     |      2      |      3      |      4      |      5      |
|     Incurred       |    1984     |    1985     |    1986     |    1987     |
|                    |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |
|  1.   Prior .......|     000     |      67,322 |     110,265 |     132,153 |
|  2.   1984.........|      36,034 |      70,559 |     103,472 |     126,142 |
|  3.   1985.........|   X X X X   |      30,417 |      74,840 |     110,928 |
|  4.   1986.........|   X X X X   |   X X X X   |      29,223 |      69,332 |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |      30,101 |
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------


- ----------------------------------------------------------------------
             |             |             |             |             |
      6      |      7      |      8      |      9      |     10      |
    1988     |    1989     |    1990     |    1991     |    1992     |
             |             |             |             |             |
- -------------|-------------|-------------|-------------|-------------|
             |             |             |             |             |
     147,475 |     147,961 |     154,414 |     157,869 |     162,314 |
     142,883 |     149,340 |     152,212 |     155,475 |     158,588 |
     143,044 |     161,157 |     173,582 |     181,209 |     188,465 |
     107,530 |     139,655 |     158,836 |     170,723 |     179,735 |
      68,540 |     110,949 |     139,217 |     158,072 |     177,462 |
      32,438 |      80,371 |     129,560 |     163,244 |     185,138 |
   X X X X   |      26,991 |      71,844 |     113,322 |     147,916 |
   X X X X   |   X X X X   |      25,174 |      64,456 |      94,579 |
   X X X X   |   X X X X   |   X X X X   |      20,115 |      66,512 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |      25,299 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
- ----------------------------------------------------------------------

- ------------------------------------------
             |     12      |     13      |
- -------------|  Number of  |  Number of  |
             |   Claims    |   Claims    |
     11      |   Closed    |   Closed    |
    1993     |  With Loss  |   Without   |
             |   Payment   |Loss Payment |
- -------------|-------------|-------------|
             |             |             |
     163,604 |          21 |           4 |
     159,077 |           6 |           0 |
     191,132 |          10 |           4 |
     183,196 |          26 |          16 |
     184,038 |          37 |          61 |
     195,424 |          94 |         114 |
     170,693 |      24,588 |       9,587 |
     116,623 |      20,595 |       7,767 |
      93,832 |      16,434 |       6,357 |
      53,490 |      14,787 |       5,037 |
      26,498 |       9,871 |       3,096 |
- -----------------------------------------


                   SCHEDULE P - PART 3D - WORKERS' COMPENSATION


 -----------------------------------------------------------------------------
|         1          | Cumulative Paid Losses and Allocated Expenses at
|                    |            Year End (000 omitted)
|                    |--------------------------------------------------------
|   Years in Which   |             |             |             |             |
|    Losses Were     |      2      |      3      |      4      |      5      |
|     Incurred       |    1984     |    1985     |    1986     |    1987     |
|                    |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |
|  1.   Prior .......|     000     |      82,151 |     172,382 |     229,362 |
|  2.   1984.........|      63,034 |     150,953 |     203,181 |     236,237 |
|  3.   1985.........|   X X X X   |      87,694 |     206,862 |     270,859 |
|  4.   1986.........|   X X X X   |   X X X X   |      99,342 |     232,204 |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |     124,662 |
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------

- ----------------------------------------------------------------------
             |             |             |             |             |
      6      |      7      |      8      |      9      |     10      |
    1988     |    1989     |    1990     |    1991     |    1992     |
             |             |             |             |             |
- -------------|-------------|-------------|-------------|-------------|
             |             |             |             |             |
     284,656 |     325,484 |     361,573 |     392,709 |     424,716 |
     259,875 |     276,325 |     288,394 |     298,449 |     305,071 |
     318,116 |     355,089 |     379,213 |     397,138 |     417,901 |
     311,434 |     367,252 |     404,700 |     431,101 |     455,053 |
     289,152 |     416,831 |     481,625 |     526,659 |     557,061 |
     160,218 |     357,615 |     484,438 |     568,687 |     631,295 |
   X X X X   |     158,068 |     394,025 |     536,559 |     638,453 |
   X X X X   |   X X X X   |     170,441 |     396,089 |     550,561 |
   X X X X   |   X X X X   |   X X X X   |     160,391 |     371,676 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |     152,267 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
- ----------------------------------------------------------------------


- ------------------------------------------
             |     12      |     13      |
- -------------|  Number of  |  Number of  |
             |   Claims    |   Claims    |
     11      |   Closed    |   Closed    |
    1993     |  With Loss  |   Without   |
             |   Payment   |Loss Payment |
- -------------|-------------|-------------|
             |             |             |
     441,466 |         231 |          57 |
     308,760 |          63 |          19 |
     425,786 |          68 |           6 |
     468,423 |         120 |          26 |
     575,219 |         218 |          45 |
     666,310 |         371 |          69 |
     704,244 |     246,442 |      24,266 |
     642,504 |     218,517 |      20,668 |
     498,961 |     164,070 |      14,086 |
     350,619 |     144,029 |      12,216 |
     151,757 |      93,668 |       9,461 |
- -----------------------------------------


                 SCHEDULE P - PART 3E - COMMERCIAL MULTIPLE PERIL


 -----------------------------------------------------------------------------
|         1          | Cumulative Paid Losses and Allocated Expenses at
|                    |            Year End (000 omitted)
|                    |--------------------------------------------------------
|   Years in Which   |             |             |             |             |
|    Losses Were     |      2      |      3      |      4      |      5      |
|     Incurred       |    1984     |    1985     |    1986     |    1987     |
|                    |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |
|  1.   Prior .......|     000     |      74,686 |     142,246 |     187,525 |
|  2.   1984.........|      79,864 |     135,093 |     168,970 |     200,958 |
|  3.   1985.........|   X X X X   |     113,406 |     190,856 |     229,730 |
|  4.   1986.........|   X X X X   |   X X X X   |     113,802 |     188,036 |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |     118,421 |
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------
 Note: Net of salvage and subrogation received.


- ----------------------------------------------------------------------
             |             |             |             |             |
      6      |      7      |      8      |      9      |     10      |
    1988     |    1989     |    1990     |    1991     |    1992     |
             |             |             |             |             |
- -------------|-------------|-------------|-------------|-------------|
             |             |             |             |             |
     225,385 |     260,082 |     270,867 |     292,460 |     313,397 |
     225,179 |     242,113 |     254,278 |     264,808 |     268,126 |
     270,425 |     298,087 |     316,912 |     325,299 |     332,411 |
     234,630 |     269,564 |     299,471 |     315,984 |     328,265 |
     209,092 |     264,243 |     306,436 |     336,317 |     356,266 |
     165,406 |     272,733 |     341,170 |     391,047 |     425,566 |
   X X X X   |     171,235 |     306,152 |     376,189 |     430,034 |
   X X X X   |   X X X X   |     162,381 |     288,198 |     358,059 |
   X X X X   |   X X X X   |   X X X X   |     169,879 |     281,223 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |     225,443 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
- ----------------------------------------------------------------------


- ------------------------------------------
             |     12      |     13      |
- -------------|  Number of  |  Number of  |
             |   Claims    |   Claims    |
     11      |   Closed    |   Closed    |
    1993     |  With Loss  |   Without   |
             |   Payment   |Loss Payment |
- -------------|-------------|-------------|
             |             |             |
     326,869 |           1 |           5 |
     270,178 |           8 |          20 |
     336,623 |           4 |          17 |
     334,670 |           7 |          38 |
     371,073 |          21 |          64 |
     454,736 |          53 |         114 |
     469,244 |      71,599 |      27,649 |
     418,927 |      70,253 |      27,716 |
     350,947 |      69,958 |      28,241 |
     304,943 |      69,307 |      27,490 |
     226,758 |      56,408 |      18,753 |
- -----------------------------------------




          CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
    CONTINENTAL CORPORATION COMBINED SCHEDULE P FOR INSURANCE SEGMENTS
    ..................................................................
				  (Name)




    SCHEDULE P - PART 3F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE


 -----------------------------------------------------------------------------
|                    | Cumulative Paid Losses and Allocated Expenses at
|	   1         |             Year End (000 omitted)
|                    |--------------------------------------------------------
|    Years in Which  |             |             |             |             |
|     Losses Were    |      2      |      3      |      4      |      5      |
|      Incurred      |    1984     |    1985     |    1986     |    1987     |
|                    |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |
|  1.   Prior .......|     000     |       4,529 |      11,962 |      18,712 |
|  2.   1984.........|        (265)|          58 |       1,084 |       2,268 |
|  3.   1985.........|   X X X X   |         124 |       1,128 |       2,720 |
|  4.   1986.........|   X X X X   |   X X X X   |         275 |       1,052 |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |         958 |
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------

- ----------------------------------------------------------------------
             |             |             |             |             |
      6      |      7      |      8      |      9      |     10      |
    1988     |    1989     |    1990     |    1991     |    1992     |
             |             |             |             |             |
- -------------|-------------|-------------|-------------|-------------|
             |             |             |             |             |
      25,004 |      29,928 |      34,843 |      39,168 |      41,575 |
       3,241 |       4,176 |       5,247 |       5,376 |       5,432 |
       4,706 |       6,242 |       7,484 |       8,001 |       8,545 |
       2,370 |       3,381 |       4,471 |       4,958 |       5,430 |
       3,231 |       5,544 |       7,795 |      10,150 |      11,202 |
         679 |       4,560 |       9,488 |      12,629 |      14,597 |
   X X X X   |       1,113 |       3,307 |       5,400 |       7,326 |
   X X X X   |   X X X X   |          30 |         288 |       1,015 |
   X X X X   |   X X X X   |   X X X X   |          20 |          66 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |         144 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
- ----------------------------------------------------------------------

- ------------------------------------------
             |     12      |     13      |
- -------------|  Number of  |  Number of  |
             |   Claims    |   Claims    |
     11      |   Closed    |   Closed    |
    1993     |  With Loss  |Without Loss |
             |   Payment   |   Payment   |
- -------------|-------------|-------------|
             |             |             |
      45,231 |           0 |           0 |
       5,703 |           0 |           0 |
       8,666 |           0 |           0 |
       5,480 |           0 |           0 |
      11,148 |           0 |           0 |
      14,585 |           0 |           0 |
       7,234 |         217 |         579 |
      (1,433)|          68 |         287 |
         610 |          16 |          24 |
         438 |          16 |          43 |
          71 |           3 |          24 |
- -----------------------------------------


    SCHEDULE P - PART 3F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE


 -----------------------------------------------------------------------------
|                    | Cumulative Paid Losses and Allocated Expenses at
|	   1         |             Year End (000 omitted)
|                    |--------------------------------------------------------
|    Years in Which  |             |             |             |             |
|     Losses Were    |      2      |      3      |      4      |      5      |
|      Incurred      |    1984     |    1985     |    1986     |    1987     |
|                    |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |
|  1.   Prior .......|     000     |           0 |           0 |           0 |
|  2.   1984.........|           0 |           0 |           0 |           0 |
|  3.   1985.........|   X X X X   |           0 |           0 |           0 |
|  4.   1986.........|   X X X X   |   X X X X   |           0 |           0 |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |          33 |
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------

- ----------------------------------------------------------------------
             |             |             |             |             |
      6      |      7      |      8      |      9      |     10      |
    1988     |    1989     |    1990     |    1991     |    1992     |
             |             |             |             |             |
- -------------|-------------|-------------|-------------|-------------|
             |             |             |             |             |
           0 |           0 |           0 |           0 |           0 |
           0 |           0 |           0 |           0 |           0 |
           0 |           0 |           0 |           0 |           0 |
           0 |           0 |           0 |           0 |           0 |
         140 |         281 |         261 |         309 |         877 |
         162 |         591 |       1,299 |       1,760 |       2,121 |
   X X X X   |         428 |       1,518 |       4,589 |       5,721 |
   X X X X   |   X X X X   |         934 |       2,882 |       5,415 |
   X X X X   |   X X X X   |   X X X X   |      10,449 |      22,751 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |       3,276 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
- ----------------------------------------------------------------------

- ------------------------------------------
             |     12      |     13      |
- -------------|  Number of  |  Number of  |
             |   Claims    |   Claims    |
     11      |   Closed    |   Closed    |
    1993     |  With Loss  |Without Loss |
             |   Payment   |   Payment   |
- -------------|-------------|-------------|
             |             |             |
          32 |           0 |           0 |
         (26)|           0 |           0 |
           0 |           0 |           0 |
           1 |           0 |           0 |
       4,791 |           0 |           0 |
       4,525 |           0 |           0 |
      13,478 |          62 |         452 |
      12,355 |          81 |         783 |
      32,094 |         209 |         624 |
       7,101 |         103 |         609 |
         299 |          17 |          50 |
- -----------------------------------------


       SCHEDULE P - PART 3G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT

                          (ALL PERILS), BOILER AND MACHINERY)


 -----------------------------------------------------------------------------
|                    | Cumulative Paid Losses and Allocated Expenses at
|	   1         |             Year End (000 omitted)
|                    |--------------------------------------------------------
|    Years in Which  |             |             |             |             |
|     Losses Were    |      2      |      3      |      4      |      5      |
|      Incurred      |    1984     |    1985     |    1986     |    1987     |
|                    |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |
|  1.   Prior .......|     000     |      19,688 |      35,539 |      34,285 |
|  2.   1984.........|      71,612 |     104,884 |     120,401 |     132,118 |
|  3.   1985.........|   X X X X   |      42,456 |      85,674 |     102,399 |
|  4.   1986.........|   X X X X   |   X X X X   |      31,851 |      45,609 |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |      38,519 |
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------

- ----------------------------------------------------------------------
             |             |             |             |             |
      6      |      7      |      8      |      9      |     10      |
    1988     |    1989     |    1990     |    1991     |    1992     |
             |             |             |             |             |
- -------------|-------------|-------------|-------------|-------------|
             |             |             |             |             |
      46,268 |      51,516 |      55,261 |      59,914 |      78,515 |
     141,267 |     148,347 |     151,271 |     154,642 |     160,119 |
     115,520 |     125,286 |     131,387 |     135,035 |     140,891 |
      65,275 |      79,969 |      85,800 |      92,477 |      98,961 |
      88,600 |     129,596 |     151,393 |     162,427 |     173,031 |
      42,329 |      95,876 |     138,663 |     162,758 |     183,186 |
   X X X X   |      34,205 |      82,336 |     116,307 |     148,306 |
   X X X X   |   X X X X   |      31,802 |      82,168 |     121,173 |
   X X X X   |   X X X X   |   X X X X   |      42,931 |      94,283 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |      37,744 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
- ----------------------------------------------------------------------

- ------------------------------------------
             |     12      |     13      |
- -------------|  Number of  |  Number of  |
             |   Claims    |   Claims    |
     11      |   Closed    |   Closed    |
    1993     |  With Loss  |Without Loss |
             |   Payment   |   Payment   |
- -------------|-------------|-------------|
             |             |             |
      89,528 |   X X X X   |   X X X X   |
     157,596 |   X X X X   |   X X X X   |
     138,738 |   X X X X   |   X X X X   |
      99,880 |   X X X X   |   X X X X   |
     180,429 |   X X X X   |   X X X X   |
     190,532 |   X X X X   |   X X X X   |
     170,590 |   X X X X   |   X X X X   |
     144,086 |   X X X X   |   X X X X   |
     113,350 |   X X X X   |   X X X X   |
      78,572 |   X X X X   |   X X X X   |
      59,336 |   X X X X   |   X X X X   |
- -----------------------------------------


        SCHEDULE P - PART 3H - SECTION 1 - OTHER LIABILITY - OCCURRENCE


 -----------------------------------------------------------------------------
|                    | Cumulative Paid Losses and Allocated Expenses at
|	   1         |             Year End (000 omitted)
|                    |--------------------------------------------------------
|    Years in Which  |             |             |             |             |
|     Losses Were    |      2      |      3      |      4      |      5      |
|      Incurred      |    1984     |    1985     |    1986     |    1987     |
|                    |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |
|  1.   Prior .......|     000     |      51,941 |     136,557 |     197,235 |
|  2.   1984.........|      20,284 |      36,491 |      62,495 |      85,158 |
|  3.   1985.........|   X X X X   |      11,025 |      47,289 |      71,205 |
|  4.   1986.........|   X X X X   |   X X X X   |       6,104 |      27,018 |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |      15,965 |
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------


- ----------------------------------------------------------------------
             |             |             |             |             |
      6      |      7      |      8      |      9      |     10      |
    1988     |    1989     |    1990     |    1991     |    1992     |
             |             |             |             |             |
- -------------|-------------|-------------|-------------|-------------|
             |             |             |             |             |
     256,178 |     313,958 |     357,854 |     399,334 |     470,730 |
      99,297 |     116,457 |     128,041 |     142,396 |     158,174 |
      99,065 |     128,004 |     153,780 |     176,593 |     199,412 |
      47,872 |      72,398 |      95,700 |     115,971 |     144,443 |
      36,287 |      60,614 |      81,092 |     100,727 |     130,099 |
      15,160 |      43,035 |      86,045 |     126,154 |     161,974 |
   X X X X   |      25,451 |      63,015 |     108,281 |     161,844 |
   X X X X   |   X X X X   |       9,261 |      32,905 |      51,464 |
   X X X X   |   X X X X   |   X X X X   |       9,995 |      31,591 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |      13,869 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
- ----------------------------------------------------------------------

- ------------------------------------------
             |     12      |     13      |
- -------------|  Number of  |  Number of  |
             |   Claims    |   Claims    |
     11      |   Closed    |   Closed    |
    1993     |  With Loss  |Without Loss |
             |   Payment   |   Payment   |
- -------------|-------------|-------------|
             |             |             |
     477,595 |       1,406 |         905 |
     163,466 |         376 |         276 |
     206,190 |         631 |         641 |
     153,620 |         458 |         480 |
     139,826 |         506 |         502 |
     196,727 |         365 |         361 |
     190,427 |       9,782 |      10,959 |
      61,235 |       9,031 |       8,822 |
      39,465 |       7,228 |       6,567 |
      57,560 |       5,726 |       4,205 |
      39,984 |       2,401 |       2,253 |
- -----------------------------------------


       SCHEDULE P - PART 3H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE


 -----------------------------------------------------------------------------
|                    | Cumulative Paid Losses and Allocated Expenses at
|	   1         |             Year End (000 omitted)
|                    |--------------------------------------------------------
|    Years in Which  |             |             |             |             |
|     Losses Were    |      2      |      3      |      4      |      5      |
|      Incurred      |    1984     |    1985     |    1986     |    1987     |
|                    |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |
|  1.   Prior .......|     000     |           0 |           0 |           0 |
|  2.   1984.........|           0 |           0 |           0 |           0 |
|  3.   1985.........|   X X X X   |           0 |           0 |           0 |
|  4.   1986.........|   X X X X   |   X X X X   |           0 |           0 |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |           0 |
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------
 Note: Net of salvage and subrogation received.

- ----------------------------------------------------------------------
             |             |             |             |             |
      6      |      7      |      8      |      9      |     10      |
    1988     |    1989     |    1990     |    1991     |    1992     |
             |             |             |             |             |
- -------------|-------------|-------------|-------------|-------------|
             |             |             |             |             |
           0 |           0 |           0 |           0 |           0 |
           0 |           0 |           0 |           0 |           0 |
           0 |           0 |           0 |           0 |           0 |
           0 |           0 |           0 |           0 |           0 |
           0 |           0 |           0 |           0 |           0 |
           0 |           0 |           0 |           0 |           0 |
   X X X X   |           0 |           0 |           0 |           0 |
   X X X X   |   X X X X   |           0 |           0 |           0 |
   X X X X   |   X X X X   |   X X X X   |       3,040 |      11,088 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |       6,552 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
- ----------------------------------------------------------------------

- ------------------------------------------
             |     12      |     13      |
- -------------|  Number of  |  Number of  |
             |   Claims    |   Claims    |
     11      |   Closed    |   Closed    |
    1993     |  With Loss  |Without Loss |
             |   Payment   |   Payment   |
- -------------|-------------|-------------|
             |             |		 |
          (8)|           0 |           0 |
           9 |           0 |           0 |
           4 |           0 |           0 |
           4 |           0 |           0 |
          21 |           0 |           0 |
          45 |           0 |           0 |
         (75)|          18 |          46 |
           0 |          30 |         108 |
      25,747 |         141 |         357 |
      15,785 |          63 |         192 |
         711 |         279 |          98 |
- -----------------------------------------




          CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
    CONTINENTAL CORPORATION COMBINED SCHEDULE P FOR INSURANCE SEGMENTS
    ..................................................................
				 (Name)




  SCHEDULE P - PART 3I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,

                       EARTHQUAKE, GLASS, BURGLARY AND THEFT)

 -----------------------------------------------------------------------------
|                    | Cumulative Paid Losses and Allocated Expenses at
|	   1         |             Year End (000 omitted)
|                    |--------------------------------------------------------
|   Years in Which   |             |             |             |             |
|    Losses Were     |      2      |      3      |      4      |      5      |
|      Incurred      |    1984     |    1985     |    1986     |    1987     |
|                    |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |
|  1.   Prior .......|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  2.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  3.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------


- ----------------------------------------------------------------------
             |             |             |             |             |
      6      |      7      |      8      |      9      |     10      |
    1988     |    1989     |    1990     |    1991     |    1992     |
             |             |             |             |             |
- -------------|-------------|-------------|-------------|-------------|
             |             |             |             |             |
   X X X X   |   X X X X   |   X X X X   |     000     |     136,152 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |     113,230 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
- ----------------------------------------------------------------------

- -----------------------------------------
             |     12      |     13      |
- -------------|  Number of  |  Number of  |
             |   Claims    |Claims Closed|
     11      | Closed With |   Without   |
    1993     |Loss Payment |Loss Payment |
             |             |             |
- -------------|-------------|-------------|
             |             |             |
     154,907 |   X X X X   |   X X X X   |
     208,284 |   X X X X   |   X X X X   |
     105,963 |   X X X X   |   X X X X   |
- -----------------------------------------


                         SCHEDULE P - PART 3J - AUTO PHYSICAL DAMAGE

 -----------------------------------------------------------------------------
|                    | Cumulative Paid Losses and Allocated Expenses at
|	   1         |             Year End (000 omitted)
|                    |--------------------------------------------------------
|   Years in Which   |             |             |             |             |
|    Losses Were     |      2      |      3      |      4      |      5      |
|      Incurred      |    1984     |    1985     |    1986     |    1987     |
|                    |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |
|  1.   Prior .......|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  2.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  3.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------

- ----------------------------------------------------------------------
             |             |             |             |             |
      6      |      7      |      8      |      9      |     10      |
    1988     |    1989     |    1990     |    1991     |    1992     |
             |             |             |             |             |
- -------------|-------------|-------------|-------------|-------------|
             |             |             |             |             |
   X X X X   |   X X X X   |   X X X X   |     000     |      19,501 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |     110,499 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
- ----------------------------------------------------------------------

- -----------------------------------------
             |     12      |     13      |
- -------------|  Number of  |  Number of  |
             |   Claims    |Claims Closed|
     11      | Closed With |   Without   |
    1993     |Loss Payment |Loss Payment |
             |             |             |
- -------------|-------------|-------------|
             |             |             |
      22,949 |     191,563 |      21,735 |
     124,440 |     133,625 |      12,062 |
     127,269 |      89,629 |       7,817 |
- -----------------------------------------


      SCHEDULE P - PART 3K - FIDELITY, SURETY, FINANCIAL GUARANTY,
                             MORTGAGE GUARANTY


 -----------------------------------------------------------------------------
|                    | Cumulative Paid Losses and Allocated Expenses at
|	   1         |             Year End (000 omitted)
|                    |--------------------------------------------------------
|   Years in Which   |             |             |             |             |
|    Losses Were     |      2      |      3      |      4      |      5      |
|      Incurred      |    1984     |    1985     |    1986     |    1987     |
|                    |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |
|  1.   Prior .......|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  2.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  3.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------


- ----------------------------------------------------------------------
             |             |             |             |             |
      6      |      7      |      8      |      9      |     10      |
    1988     |    1989     |    1990     |    1991     |    1992     |
             |             |             |             |             |
- -------------|-------------|-------------|-------------|-------------|
             |             |             |             |             |
   X X X X   |   X X X X   |   X X X X   |     000     |      23,300 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |      13,951 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
- ----------------------------------------------------------------------

- -----------------------------------------
             |     12      |     13      |
- -------------|  Number of  |  Number of  |
             |   Claims    |Claims Closed|
     11      | Closed With |   Without   |
    1993     |Loss Payment |Loss Payment |
             |             |             |
- -------------|-------------|-------------|
             |             |             |
      36,322 |   X X X X   |   X X X X   |
      16,519 |   X X X X   |   X X X X   |
      24,373 |   X X X X   |   X X X X   |
- -----------------------------------------



    SCHEDULE P - PART 3L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)


 -----------------------------------------------------------------------------
|                    | Cumulative Paid Losses and Allocated Expenses at
|	   1         |             Year End (000 omitted)
|                    |--------------------------------------------------------
|   Years in Which   |             |             |             |             |
|    Losses Were     |      2      |      3      |      4      |      5      |
|      Incurred      |    1984     |    1985     |    1986     |    1987     |
|                    |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |
|  1.   Prior .......|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  2.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  3.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------


- ----------------------------------------------------------------------
             |             |             |             |             |
      6      |      7      |      8      |      9      |     10      |
    1988     |    1989     |    1990     |    1991     |    1992     |
             |             |             |             |             |
- -------------|-------------|-------------|-------------|-------------|
             |             |             |             |             |
   X X X X   |   X X X X   |   X X X X   |     000     |      50,249 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |      17,734 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
- ----------------------------------------------------------------------

- -----------------------------------------
             |     12      |     13      |
- -------------|  Number of  |  Number of  |
             |   Claims    |Claims Closed|
     11      | Closed With |   Without   |
    1993     |Loss Payment |Loss Payment |
             |             |             |
- -------------|-------------|-------------|
             |             |             |
      50,320 |   X X X X   |   X X X X   |
      51,632 |   X X X X   |   X X X X   |
      15,890 |   X X X X   |   X X X X   |
- -----------------------------------------


                             SCHEDULE P - PART 3M - INTERNATIONAL


 -----------------------------------------------------------------------------
|                    | Cumulative Paid Losses and Allocated Expenses at
|	   1         |             Year End (000 omitted)
|                    |--------------------------------------------------------
|   Years in Which   |             |             |             |             |
|    Losses Were     |      2      |      3      |      4      |      5      |
|      Incurred      |    1984     |    1985     |    1986     |    1987     |
|                    |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |
|  1.   Prior .......|     000     |           0 |           0 |           0 |
|  2.   1984.........|           0 |           0 |           0 |           0 |
|  3.   1985.........|   X X X X   |           0 |           0 |           0 |
|  4.   1986.........|   X X X X   |   X X X X   |           0 |           0 |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |           0 |
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------
 Note: Net of salvage and subrogation received.

- ----------------------------------------------------------------------
             |             |             |             |             |
      6      |      7      |      8      |      9      |     10      |
    1988     |    1989     |    1990     |    1991     |    1992     |
             |             |             |             |             |
- -------------|-------------|-------------|-------------|-------------|
             |             |             |             |             |
           0 |           0 |           0 |           0 |           0 |
           0 |           0 |           0 |           0 |           0 |
           0 |           0 |           0 |           0 |           0 |
           0 |           0 |           0 |           0 |           0 |
           0 |           0 |           0 |           0 |           0 |
           0 |           0 |           0 |           0 |           0 |
   X X X X   |           0 |           0 |           0 |           0 |
   X X X X   |   X X X X   |     (25,938)|     (18,824)|     (11,144)|
   X X X X   |   X X X X   |   X X X X   |       3,151 |       5,755 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |       4,100 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
- ----------------------------------------------------------------------

- -----------------------------------------
             |     12      |     13      |
- -------------|  Number of  |  Number of  |
             |   Claims    |Claims Closed|
     11      | Closed With |   Without   |
    1993     |Loss Payment |Loss Payment |
             |             |             |
- -------------|-------------|-------------|
             |             |             |
           0 |   X X X X   |   X X X X   |
           0 |   X X X X   |   X X X X   |
           0 |   X X X X   |   X X X X   |
           0 |   X X X X   |   X X X X   |
           0 |   X X X X   |   X X X X   |
           0 |   X X X X   |   X X X X   |
           0 |   X X X X   |   X X X X   |
      (6,695)|   X X X X   |   X X X X   |
       6,674 |   X X X X   |   X X X X   |
       6,060 |   X X X X   |   X X X X   |
       2,731 |   X X X X   |   X X X X   |
- -----------------------------------------




          CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
    CONTINENTAL CORPORATION COMBINED SCHEDULE P FOR INSURANCE SEGMENTS
    ..................................................................
				(Name)




                      SCHEDULE P - PART 3N - REINSURANCE A


 -----------------------------------------------------------------------------
|                    | Cumulative Paid Losses and Allocated Expenses at
|	   1         |             Year End (000 omitted)
|                    |--------------------------------------------------------
|   Years in Which   |      2      |      3      |      4      |      5      |
|    Losses Were     |    1984     |    1985     |    1986     |    1987     |
|     Incurred       |             |             |             |             |
|                    |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|
|  1.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  2.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  3.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  4.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  5.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  6.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------


- ----------------------------------------------------------------------
      6      |      7      |      8      |      9      |     10      |
    1988     |    1989     |    1990     |    1991     |    1992     |
             |             |             |             |             |
             |             |             |             |             |
- -------------|-------------|-------------|-------------|-------------|
       1,190 |       5,328 |         (37)|      (1,400)|       3,137 |
   X X X X   |      16,100 |      32,169 |      35,293 |      44,570 |
   X X X X   |   X X X X   |      17,223 |      29,974 |      40,073 |
   X X X X   |   X X X X   |   X X X X   |      12,762 |      30,631 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |      54,710 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
- ----------------------------------------------------------------------

- -----------------------------------------
             |     12      |     13      |
- -------------|  Number of  |  Number of  |
     11      |   Claims    |   Claims    |
    1993     |   Closed    |   Closed    |
             |  With Loss  |Without Loss |
             |   Payment   |   Payment   |
- -------------|-------------|-------------|
       3,137 |   X X X X   |   X X X X   |
      44,570 |   X X X X   |   X X X X   |
      40,073 |   X X X X   |   X X X X   |
      30,631 |   X X X X   |   X X X X   |
      54,710 |   X X X X   |   X X X X   |
           0 |   X X X X   |   X X X X   |
- -----------------------------------------


                      SCHEDULE P - PART 3O - REINSURANCE B


 -----------------------------------------------------------------------------
|                    | Cumulative Paid Losses and Allocated Expenses at
|	   1         |             Year End (000 omitted)
|                    |--------------------------------------------------------
|   Years in Which   |      2      |      3      |      4      |      5      |
|    Losses Were     |    1984     |    1985     |    1986     |    1987     |
|     Incurred       |             |             |             |             |
|                    |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |
|  1.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  2.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  3.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  4.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  5.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  6.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------

- ----------------------------------------------------------------------
      6      |      7      |      8      |      9      |     10      |
    1988     |    1989     |    1990     |    1991     |    1992     |
             |             |             |             |             |
             |             |             |             |             |
- -------------|-------------|-------------|-------------|-------------|
             |             |             |             |             |
         668 |       2,828 |       4,472 |       5,250 |      (7,869)|
   X X X X   |      42,287 |      43,729 |      44,323 |      58,280 |
   X X X X   |   X X X X   |      11,335 |      13,303 |      26,354 |
   X X X X   |   X X X X   |   X X X X   |         121 |      14,640 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |      13,212 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
- ----------------------------------------------------------------------

- -----------------------------------------
             |     12      |     13      |
- -------------|  Number of  |  Number of  |
     11      |   Claims    |   Claims    |
    1993     |   Closed    |   Closed    |
             |  With Loss  |Without Loss |
             |   Payment   |   Payment   |
- -------------|-------------|-------------|
             |             |             |
      (7,869)|   X X X X   |   X X X X   |
      58,280 |   X X X X   |   X X X X   |
      26,354 |   X X X X   |   X X X X   |
      14,640 |   X X X X   |   X X X X   |
      13,212 |   X X X X   |   X X X X   |
           0 |   X X X X   |   X X X X   |
- -----------------------------------------


                       SCHEDULE P - PART 3P - REINSURANCE C


 -----------------------------------------------------------------------------
|                    | Cumulative Paid Losses and Allocated Expenses at
|	   1         |             Year End (000 omitted)
|                    |--------------------------------------------------------
|   Years in Which   |      2      |      3      |      4      |      5      |
|    Losses Were     |    1984     |    1985     |    1986     |    1987     |
|     Incurred       |             |             |             |             |
|                    |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |
|  1.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  2.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  3.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  4.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  5.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  6.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------

- ----------------------------------------------------------------------
      6      |      7      |      8      |      9      |     10      |
    1988     |    1989     |    1990     |    1991     |    1992     |
             |             |             |             |             |
             |             |             |             |             |
- -------------|-------------|-------------|-------------|-------------|
             |             |             |             |             |
           0 |           0 |          38 |          38 |         592 |
   X X X X   |           0 |           1 |          (2)|          57 |
   X X X X   |   X X X X   |           7 |          12 |        (113)|
   X X X X   |   X X X X   |   X X X X   |           1 |           4 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |          16 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
- ----------------------------------------------------------------------

- -----------------------------------------
             |     12      |     13      |
- -------------|  Number of  |  Number of  |
     11      |   Claims    |   Claims    |
    1993     |   Closed    |   Closed    |
             |  With Loss  |Without Loss |
             |   Payment   |   Payment   |
- -------------|-------------|-------------|
             |             |             |
         592 |   X X X X   |   X X X X   |
          57 |   X X X X   |   X X X X   |
        (113)|   X X X X   |   X X X X   |
           4 |   X X X X   |   X X X X   |
          16 |   X X X X   |   X X X X   |
           0 |   X X X X   |   X X X X   |
- -----------------------------------------


                        SCHEDULE P - PART 3Q - REINSURANCE D


 -----------------------------------------------------------------------------
|                    | Cumulative Paid Losses and Allocated Expenses at
|	   1         |             Year End (000 omitted)
|                    |--------------------------------------------------------
|   Years in Which   |      2      |      3      |      4      |      5      |
|    Losses Were     |    1984     |    1985     |    1986     |    1987     |
|     Incurred       |             |             |             |             |
|                    |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |
|  1.   Prior .......|     000     |           0 |           2 |           4 |
|  2.   1984.........|           0 |           0 |         199 |         795 |
|  3.   1985.........|   X X X X   |           0 |           0 |           0 |
|  4.   1986.........|   X X X X   |   X X X X   |        (332)|        (730)|
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |         968 |
 -----------------------------------------------------------------------------

- ----------------------------------------------------------------------
      6      |      7      |      8      |      9      |     10      |
    1988     |    1989     |    1990     |    1991     |    1992     |
             |             |             |             |             |
             |             |             |             |             |
- -------------|-------------|-------------|-------------|-------------|
             |             |             |             |             |
           5 |          25 |          26 |         141 |         704 |
       1,783 |       2,272 |       2,817 |       2,934 |       3,462 |
           0 |          13 |          80 |         668 |       1,466 |
        (730)|        (730)|        (730)|        (664)|      (1,444)|
         968 |         968 |         968 |         184 |        (906)|
- ----------------------------------------------------------------------

- -----------------------------------------
             |     12      |     13      |
- -------------|  Number of  |  Number of  |
     11      |   Claims    |   Claims    |
    1993     |   Closed    |   Closed    |
             |  With Loss  |Without Loss |
             |   Payment   |   Payment   |
- -------------|-------------|-------------|
             |             |             |
         604 |   X X X X   |   X X X X   |
       3,462 |   X X X X   |   X X X X   |
       1,456 |   X X X X   |   X X X X   |
      (1,444)|   X X X X   |   X X X X   |
        (906)|   X X X X   |   X X X X   |
- -----------------------------------------


      SCHEDULE P - PART 3R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE


 -----------------------------------------------------------------------------
|                    | Cumulative Paid Losses and Allocated Expenses at
|	   1         |             Year End (000 omitted)
|                    |--------------------------------------------------------
|   Years in Which   |      2      |      3      |      4      |      5      |
|    Losses Were     |    1984     |    1985     |    1986     |    1987     |
|     Incurred       |             |             |             |             |
|                    |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |
|  1.   Prior .......|     000     |      50,055 |      65,703 |      92,912 |
|  2.   1984.........|         793 |       2,527 |       5,708 |      10,178 |
|  3.   1985.........|   X X X X   |         453 |       2,283 |       7,533 |
|  4.   1986.........|   X X X X   |   X X X X   |         506 |       1,752 |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |       2,243 |
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------

- ----------------------------------------------------------------------
      6      |      7      |      8      |      9      |     10      |
    1988     |    1989     |    1990     |    1991     |    1992     |
             |             |             |             |             |
             |             |             |             |             |
- -------------|-------------|-------------|-------------|-------------|
             |             |             |             |             |
     118,963 |     146,073 |     179,709 |     207,775 |     219,949 |
      14,439 |      18,821 |      23,479 |      28,109 |      24,860 |
      10,517 |      13,243 |      17,889 |      18,188 |      17,484 |
       4,574 |       7,385 |      13,145 |      17,785 |      13,737 |
       3,550 |       8,479 |       9,543 |      15,142 |      18,458 |
       2,206 |       5,319 |       8,812 |      14,440 |      18,922 |
   X X X X   |         972 |       2,518 |       5,121 |       7,923 |
   X X X X   |   X X X X   |         571 |       2,207 |       3,701 |
   X X X X   |   X X X X   |   X X X X   |         564 |       1,013 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |         300 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
- ----------------------------------------------------------------------

- -----------------------------------------
             |     12      |     13      |
- -------------|  Number of  |  Number of  |
     11      |   Claims    |   Claims    |
    1993     |   Closed    |   Closed    |
             |  With Loss  |Without Loss |
             |   Payment   |   Payment   |
- -------------|-------------|-------------|
             |             |             |
     267,062 |           0 |           0 |
      25,986 |           0 |           0 |
      19,515 |           0 |           1 |
      14,635 |           0 |           0 |
      20,846 |           0 |           0 |
      32,436 |           2 |           5 |
       9,282 |         152 |         278 |
       8,313 |          71 |         101 |
       2,968 |         118 |         113 |
       2,092 |         193 |          60 |
         288 |          23 |          20 |
- -----------------------------------------


       SCHEDULE P - PART 3R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE


 -----------------------------------------------------------------------------
|                    | Cumulative Paid Losses and Allocated Expenses at
|	   1         |             Year End (000 omitted)
|                    |--------------------------------------------------------
|   Years in Which   |      2      |      3      |      4      |      5      |
|    Losses Were     |    1984     |    1985     |    1986     |    1987     |
|     Incurred       |             |             |             |             |
|                    |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |
|  1.   Prior .......|     000     |           0 |           0 |           0 |
|  2.   1984.........|           0 |           0 |           0 |           0 |
|  3.   1985.........|   X X X X   |           0 |           0 |           0 |
|  4.   1986.........|   X X X X   |   X X X X   |           0 |           0 |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |           0 |
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------
 Note: Net of salvage and subrogation received.


- ----------------------------------------------------------------------
      6      |      7      |      8      |      9      |     10      |
    1988     |    1989     |    1990     |    1991     |    1992     |
             |             |             |             |             |
             |             |             |             |             |
- -------------|-------------|-------------|-------------|-------------|
             |             |             |             |             |
           0 |           0 |           0 |           0 |           0 |
           0 |           0 |           0 |           0 |           0 |
           0 |           0 |           0 |           0 |           0 |
           0 |           0 |           0 |           0 |           0 |
           0 |           0 |           0 |           0 |           0 |
           0 |           0 |           0 |           0 |           0 |
   X X X X   |           0 |           0 |           0 |           0 |
   X X X X   |   X X X X   |           0 |           0 |           0 |
   X X X X   |   X X X X   |   X X X X   |           0 |           0 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |           0 |
   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
- ----------------------------------------------------------------------


- -----------------------------------------
             |     12      |     13      |
- -------------|  Number of  |  Number of  |
     11      |   Claims    |   Claims    |
    1993     |   Closed    |   Closed    |
             |  With Loss  |Without Loss |
             |   Payment   |   Payment   |
- -------------|-------------|-------------|
             |             |             |
          30 |           0 |           0 |
         (24)|           0 |           0 |
           0 |           0 |           0 |
           0 |           0 |           0 |
           1 |           0 |           0 |
           8 |           0 |           0 |
         (15)|           0 |           1 |
           0 |           0 |           3 |
           0 |           0 |           2 |
           0 |           0 |           2 |
          12 |           1 |           6 |
- -----------------------------------------




          CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
    CONTINENTAL CORPORATION COMBINED SCHEDULE P FOR INSURANCE SEGMENTS
    ..................................................................
 				   (Name)



                   SCHEDULE P - PART 4A - HOMEOWNERS/FARMOWNERS

 ------------------------------------------------------------------------------
|                             | BULK AND INCURRED BUT NOT REPORTED ON LOSSES
|                             |       AND ALLOCATED EXPENSES AT YEAR END
|              1              |                (000 omitted)
|                             |------------------------------------------------
|        Years in Which       |               |               |               |
|          Losses Were        |       2       |       3       |       4       |
|           Incurred          |     1984      |     1985      |     1986      |
|                             |               |               |               |
|-----------------------------|---------------|---------------|---------------|
|                             |               |               |               |
|  1.     Prior ..............|        13,513 |         6,394 |         2,832 |
|  2.     1984................|        37,320 |         5,226 |         1,817 |
|  3.     1985................|    X X X X    |        37,436 |         5,210 |
|  4.     1986................|    X X X X    |    X X X X    |        39,849 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |
|  6.     1988................|    X X X X    |    X X X X    |    X X X X    |
|  7.     1989................|    X X X X    |    X X X X    |    X X X X    |
|  8.     1990................|    X X X X    |    X X X X    |    X X X X    |
|  9.     1991................|    X X X X    |    X X X X    |    X X X X    |
| 10.     1992................|    X X X X    |    X X X X    |    X X X X    |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
               |               |               |               |
       5       |       6       |       7       |       8       |       9
     1987      |     1988      |     1989      |     1990      |     1991
               |               |               |               |
- ---------------|---------------|---------------|---------------|---------------
               |               |               |               |
         1,301 |           997 |           574 |           409 |           521
           922 |           537 |           306 |           169 |           238
         1,455 |           883 |           448 |           346 |           229
        11,836 |         4,805 |         2,377 |           557 |           421
        38,365 |        15,331 |         5,892 |         1,510 |           792
    X X X X    |        37,737 |        16,221 |         3,104 |         1,958
    X X X X    |    X X X X    |        44,160 |         7,270 |         4,203
    X X X X    |    X X X X    |    X X X X    |        24,259 |         4,113
    X X X X    |    X X X X    |    X X X X    |    X X X X    |        21,598
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
- -------------------------------------------------------------------------------


- --------------------------------|
|               |               |
|      10       |      11       |
|     1992      |     1993      |
|               |               |
|---------------|---------------|
|               |               |
|           163 |           144 |
|           138 |            26 |
|           129 |           144 |
|           145 |           134 |
|           167 |           152 |
|           548 |           175 |
|         1,153 |           569 |
|         2,342 |         1,151 |
|         3,949 |         2,318 |
|        16,882 |         3,855 |
|    X X X X    |        17,681 |
- --------------------------------


       SCHEDULE P - PART 4B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL


 ------------------------------------------------------------------------------
|                             | BULK AND INCURRED BUT NOT REPORTED ON LOSSES
|                             |       AND ALLOCATED EXPENSES AT YEAR END
|              1              |                (000 omitted)
|                             |------------------------------------------------
|        Years in Which       |               |               |               |
|          Losses Were        |       2       |       3       |       4       |
|           Incurred          |     1984      |     1985      |     1986      |
|                             |               |               |               |
|-----------------------------|---------------|---------------|---------------|
|                             |               |               |               |
|  1.     Prior ..............|        36,824 |        29,668 |        10,548 |
|  2.     1984................|        90,374 |        26,698 |        10,106 |
|  3.     1985................|    X X X X    |       118,405 |        28,156 |
|  4.     1986................|    X X X X    |    X X X X    |       126,670 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |
|  6.     1988................|    X X X X    |    X X X X    |    X X X X    |
|  7.     1989................|    X X X X    |    X X X X    |    X X X X    |
|  8.     1990................|    X X X X    |    X X X X    |    X X X X    |
|  9.     1991................|    X X X X    |    X X X X    |    X X X X    |
| 10.     1992................|    X X X X    |    X X X X    |    X X X X    |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
               |               |               |               |
       5       |       6       |       7       |       8       |       9
     1987      |     1988      |     1989      |     1990      |     1991
               |               |               |               |
- ---------------|---------------|---------------|---------------|---------------
               |               |               |               |
         4,379 |         2,253 |         1,920 |           811 |           876
         3,498 |         1,433 |         2,411 |         1,437 |           496
         8,765 |         3,463 |         4,566 |         2,678 |         1,197
        38,940 |        12,271 |        12,189 |         7,260 |         1,839
       117,022 |        40,823 |        17,752 |        10,810 |         4,590
    X X X X    |       102,749 |        35,576 |        15,353 |         6,458
    X X X X    |    X X X X    |        69,984 |        42,316 |        14,129
    X X X X    |    X X X X    |    X X X X    |        79,424 |        28,302
    X X X X    |    X X X X    |    X X X X    |    X X X X    |        56,067
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
- -------------------------------------------------------------------------------

- --------------------------------|
|               |               |
|      10       |      11       |
|     1992      |     1993      |
|               |               |
|---------------|---------------|
|               |               |
|           615 |           366 |
|           324 |           270 |
|           489 |           336 |
|           887 |           508 |
|         1,561 |         1,019 |
|         3,226 |         1,836 |
|         3,861 |         3,026 |
|         8,467 |         5,992 |
|        15,123 |         4,695 |
|        78,568 |        21,546 |
|    X X X X    |       110,999 |
- --------------------------------


         SCHEDULE P - PART 4C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL


 ------------------------------------------------------------------------------
|                             | BULK AND INCURRED BUT NOT REPORTED ON LOSSES
|                             |       AND ALLOCATED EXPENSES AT YEAR END
|              1              |                (000 omitted)
|                             |------------------------------------------------
|        Years in Which       |               |               |               |
|          Losses Were        |       2       |       3       |       4       |
|           Incurred          |     1984      |     1985      |     1986      |
|                             |               |               |               |
|-----------------------------|---------------|---------------|---------------|
|                             |               |               |               |
|  1.     Prior ..............|        15,394 |        10,494 |         4,833 |
|  2.     1984................|        32,895 |         9,579 |         4,493 |
|  3.     1985................|    X X X X    |        35,315 |        12,230 |
|  4.     1986................|    X X X X    |    X X X X    |        57,020 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |
|  6.     1988................|    X X X X    |    X X X X    |    X X X X    |
|  7.     1989................|    X X X X    |    X X X X    |    X X X X    |
|  8.     1990................|    X X X X    |    X X X X    |    X X X X    |
|  9.     1991................|    X X X X    |    X X X X    |    X X X X    |
| 10.     1992................|    X X X X    |    X X X X    |    X X X X    |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
               |               |               |               |
       5       |       6       |       7       |       8       |       9
     1987      |     1988      |     1989      |     1990      |     1991
               |               |               |               |
- ---------------|---------------|---------------|---------------|---------------
               |               |               |               |
         2,276 |         1,511 |         1,868 |         1,082 |           551
         1,879 |           966 |         1,899 |         1,541 |           522
         4,890 |         2,722 |         1,964 |         2,312 |         1,722
        22,557 |        10,128 |         6,742 |         4,322 |         2,823
        62,981 |        28,411 |        12,734 |         7,996 |         4,967
    X X X X    |        64,751 |        31,248 |         9,070 |         5,101
    X X X X    |    X X X X    |        64,923 |        22,574 |         8,198
    X X X X    |    X X X X    |    X X X X    |        53,460 |        19,140
    X X X X    |    X X X X    |    X X X X    |    X X X X    |        40,050
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
- -------------------------------------------------------------------------------

- --------------------------------|
|               |               |
|      10       |      11       |
|     1992      |     1993      |
|               |               |
|---------------|---------------|
|               |               |
|           258 |           175 |
|           193 |            94 |
|           510 |           201 |
|           830 |           530 |
|           714 |           885 |
|         1,634 |           804 |
|         2,645 |         1,980 |
|         8,040 |         2,713 |
|        13,152 |         8,190 |
|        56,235 |        18,398 |
|    X X X X    |        63,015 |
- --------------------------------


                SCHEDULE P - PART 4D - WORKERS' COMPENSATION


 ------------------------------------------------------------------------------
|                             | BULK AND INCURRED BUT NOT REPORTED ON LOSSES
|                             |       AND ALLOCATED EXPENSES AT YEAR END
|              1              |                (000 omitted)
|                             |------------------------------------------------
|        Years in Which       |               |               |               |
|          Losses Were        |       2       |       3       |       4       |
|           Incurred          |     1984      |     1985      |     1986      |
|                             |               |               |               |
|-----------------------------|---------------|---------------|---------------|
|                             |               |               |               |
|  1.     Prior ..............|        54,785 |        53,276 |        27,301 |
|  2.     1984................|        46,541 |        16,385 |         8,181 |
|  3.     1985................|    X X X X    |        75,532 |        17,474 |
|  4.     1986................|    X X X X    |    X X X X    |       129,077 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |
|  6.     1988................|    X X X X    |    X X X X    |    X X X X    |
|  7.     1989................|    X X X X    |    X X X X    |    X X X X    |
|  8.     1990................|    X X X X    |    X X X X    |    X X X X    |
|  9.     1991................|    X X X X    |    X X X X    |    X X X X    |
| 10.     1992................|    X X X X    |    X X X X    |    X X X X    |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
               |               |               |               |
       5       |       6       |       7       |       8       |       9
     1987      |     1988      |     1989      |     1990      |     1991
               |               |               |               |
- ---------------|---------------|---------------|---------------|---------------
               |               |               |               |
        29,244 |        25,294 |        20,861 |        14,942 |        11,162
         9,417 |         7,863 |         6,212 |         5,390 |         5,593
        12,816 |        10,234 |         9,523 |         6,033 |         5,393
        35,801 |        16,289 |        18,237 |         7,155 |         6,196
       141,569 |        51,553 |        26,472 |        13,861 |         7,375
    X X X X    |       194,846 |        63,338 |        27,378 |        13,555
    X X X X    |    X X X X    |       235,722 |        92,241 |        30,029
    X X X X    |    X X X X    |    X X X X    |       285,795 |       106,508
    X X X X    |    X X X X    |    X X X X    |    X X X X    |       348,314
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
- -------------------------------------------------------------------------------

- --------------------------------|
|               |               |
|      10       |      11       |
|     1992      |     1993      |
|               |               |
|---------------|---------------|
|               |               |
|        28,885 |        24,702 |
|         5,061 |         5,353 |
|         5,052 |         5,335 |
|         7,060 |         5,341 |
|        10,297 |         7,459 |
|        15,189 |        10,138 |
|        21,826 |        11,387 |
|        64,073 |        24,503 |
|       176,962 |        60,214 |
|       347,087 |       159,058 |
|    X X X X    |       336,124 |
- --------------------------------


                SCHEDULE P - PART 4E - COMMERCIAL MULTIPLE PERIL


 ------------------------------------------------------------------------------
|                             | BULK AND INCURRED BUT NOT REPORTED ON LOSSES
|                             |       AND ALLOCATED EXPENSES AT YEAR END
|              1              |                (000 omitted)
|                             |------------------------------------------------
|        Years in Which       |               |               |               |
|          Losses Were        |       2       |       3       |       4       |
|           Incurred          |     1984      |     1985      |     1986      |
|                             |               |               |               |
|-----------------------------|---------------|---------------|---------------|
|                             |               |               |               |
|  1.     Prior ..............|        46,430 |        33,236 |        16,304 |
|  2.     1984................|        95,550 |        23,652 |        10,538 |
|  3.     1985................|    X X X X    |       115,328 |        28,581 |
|  4.     1986................|    X X X X    |    X X X X    |       191,308 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |
|  6.     1988................|    X X X X    |    X X X X    |    X X X X    |
|  7.     1989................|    X X X X    |    X X X X    |    X X X X    |
|  8.     1990................|    X X X X    |    X X X X    |    X X X X    |
|  9.     1991................|    X X X X    |    X X X X    |    X X X X    |
| 10.     1992................|    X X X X    |    X X X X    |    X X X X    |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------


- -------------------------------------------------------------------------------
               |               |               |               |
       5       |       6       |       7       |       8       |       9
     1987      |     1988      |     1989      |     1990      |     1991
               |               |               |               |
- ---------------|---------------|---------------|---------------|---------------
               |               |               |               |
        10,671 |         8,361 |         7,139 |         3,940 |         2,599
         6,576 |         3,953 |         3,299 |         2,897 |         1,406
        10,921 |         8,376 |         6,514 |         4,839 |         2,664
        67,069 |        30,488 |        18,778 |         9,631 |         5,512
       211,701 |        93,417 |        48,496 |        28,843 |        14,136
    X X X X    |       229,445 |        87,053 |        58,683 |        32,407
    X X X X    |    X X X X    |       223,514 |        98,912 |        55,530
    X X X X    |    X X X X    |    X X X X    |       210,464 |        92,933
    X X X X    |    X X X X    |    X X X X    |    X X X X    |       209,325
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
- -------------------------------------------------------------------------------


- --------------------------------|
|               |               |
|      10       |      11       |
|     1992      |     1993      |
|               |               |
|---------------|---------------|
|               |               |
|           405 |           139 |
|           387 |           278 |
|           567 |           397 |
|         1,597 |           587 |
|         8,009 |         1,699 |
|        15,564 |         6,329 |
|        22,204 |        12,906 |
|        46,794 |        18,923 |
|        73,804 |        31,375 |
|       204,500 |        98,773 |
|    X X X X    |       197,163 |
- --------------------------------




          CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
    CONTINENTAL CORPORATION COMBINED SCHEDULE P FOR INSURANCE SEGMENTS
    ..................................................................
				 (Name)




      SCHEDULE P - PART 4F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE


 ------------------------------------------------------------------------------
|                             | BULK AND INCURRED BUT NOT REPORTED ON LOSSES
|                             |       AND ALLOCATED EXPENSES AT YEAR END
|              1              |                (000 omitted)
|                             |------------------------------------------------
|        Years in Which       |               |               |               |
|          Losses Were        |       2       |       3       |       4       |
|           Incurred          |     1984      |     1985      |     1986      |
|                             |               |               |               |
|-----------------------------|---------------|---------------|---------------|
|                             |               |               |               |
|  1.     Prior ..............|        25,442 |        26,260 |        19,239 |
|  2.     1984................|         1,179 |         1,160 |           831 |
|  3.     1985................|    X X X X    |         4,266 |         1,149 |
|  4.     1986................|    X X X X    |    X X X X    |         6,207 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |
|  6.     1988................|    X X X X    |    X X X X    |    X X X X    |
|  7.     1989................|    X X X X    |    X X X X    |    X X X X    |
|  8.     1990................|    X X X X    |    X X X X    |    X X X X    |
|  9.     1991................|    X X X X    |    X X X X    |    X X X X    |
| 10.     1992................|    X X X X    |    X X X X    |    X X X X    |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
               |               |               |               |
       5       |       6       |       7       |       8       |       9
     1987      |     1988      |     1989      |     1990      |     1991
               |               |               |               |
- ---------------|---------------|---------------|---------------|---------------
               |               |               |               |
        14,866 |        12,587 |        10,354 |         8,952 |         7,755
         1,258 |         1,196 |         1,012 |           870 |           986
           322 |           532 |           852 |           747 |           713
         2,683 |         2,172 |           994 |           593 |           615
         5,452 |         3,143 |         1,933 |         1,302 |           540
    X X X X    |         4,374 |         2,520 |           957 |           667
    X X X X    |    X X X X    |         4,726 |         2,549 |           879
    X X X X    |    X X X X    |    X X X X    |         3,283 |         1,208
    X X X X    |    X X X X    |    X X X X    |    X X X X    |         4,780
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
- -------------------------------------------------------------------------------

- --------------------------------|
|               |               |
|      10       |      11       |
|     1992      |     1993      |
|               |               |
|---------------|---------------|
|               |               |
|         3,104 |         1,454 |
|           976 |           859 |
|           854 |           173 |
|           465 |             1 |
|           495 |           122 |
|           227 |            27 |
|           300 |            23 |
|         1,182 |         2,034 |
|         1,964 |         1,499 |
|         1,211 |         2,354 |
|    X X X X    |           272 |
- --------------------------------


      SCHEDULE P - PART 4F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE


 ------------------------------------------------------------------------------
|                             | BULK AND INCURRED BUT NOT REPORTED ON LOSSES
|                             |       AND ALLOCATED EXPENSES AT YEAR END
|              1              |                (000 omitted)
|                             |------------------------------------------------
|        Years in Which       |               |               |               |
|          Losses Were        |       2       |       3       |       4       |
|           Incurred          |     1984      |     1985      |     1986      |
|                             |               |               |               |
|-----------------------------|---------------|---------------|---------------|
|                             |               |               |               |
|  1.     Prior ..............|             0 |             0 |             0 |
|  2.     1984................|             0 |             0 |             0 |
|  3.     1985................|    X X X X    |             0 |             0 |
|  4.     1986................|    X X X X    |    X X X X    |             0 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |
|  6.     1988................|    X X X X    |    X X X X    |    X X X X    |
|  7.     1989................|    X X X X    |    X X X X    |    X X X X    |
|  8.     1990................|    X X X X    |    X X X X    |    X X X X    |
|  9.     1991................|    X X X X    |    X X X X    |    X X X X    |
| 10.     1992................|    X X X X    |    X X X X    |    X X X X    |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
               |               |               |               |
       5       |       6       |       7       |       8       |       9
     1987      |     1988      |     1989      |     1990      |     1991
               |               |               |               |
- ---------------|---------------|---------------|---------------|---------------
               |               |               |               |
             0 |             0 |             0 |             0 |             0
             0 |             0 |             0 |             0 |             0
             0 |             0 |             0 |             0 |             0
             0 |             0 |             0 |             0 |             0
         6,890 |         3,744 |         2,280 |         2,099 |         1,591
    X X X X    |        13,223 |         8,138 |         4,130 |         2,228
    X X X X    |    X X X X    |        17,137 |        22,369 |         7,034
    X X X X    |    X X X X    |    X X X X    |        15,988 |         9,449
    X X X X    |    X X X X    |    X X X X    |    X X X X    |        28,106
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
- -------------------------------------------------------------------------------

- --------------------------------|
|               |               |
|      10       |      11       |
|     1992      |     1993      |
|               |               |
|---------------|---------------|
|               |               |
|             0 |             0 |
|             0 |             0 |
|             0 |             0 |
|             0 |             0 |
|           329 |         2,091 |
|         1,175 |           706 |
|         3,062 |           843 |
|         5,626 |         1,498 |
|        19,238 |         5,081 |
|        21,136 |         8,050 |
|    X X X X    |        32,552 |
- --------------------------------


      SCHEDULE P - PART 4G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT

                        (ALL PERILS), BOILER AND MACHINERY)


 ------------------------------------------------------------------------------
|                             | BULK AND INCURRED BUT NOT REPORTED ON LOSSES
|                             |       AND ALLOCATED EXPENSES AT YEAR END
|              1              |                (000 omitted)
|                             |------------------------------------------------
|        Years in Which       |               |               |               |
|          Losses Were        |       2       |       3       |       4       |
|           Incurred          |     1984      |     1985      |     1986      |
|                             |               |               |               |
|-----------------------------|---------------|---------------|---------------|
|                             |               |               |               |
|  1.     Prior ..............|        11,930 |         6,808 |         3,075 |
|  2.     1984................|        27,413 |         5,373 |         2,516 |
|  3.     1985................|    X X X X    |        34,291 |         4,409 |
|  4.     1986................|    X X X X    |    X X X X    |        43,756 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |
|  6.     1988................|    X X X X    |    X X X X    |    X X X X    |
|  7.     1989................|    X X X X    |    X X X X    |    X X X X    |
|  8.     1990................|    X X X X    |    X X X X    |    X X X X    |
|  9.     1991................|    X X X X    |    X X X X    |    X X X X    |
| 10.     1992................|    X X X X    |    X X X X    |    X X X X    |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
               |               |               |               |
       5       |       6       |       7       |       8       |       9
     1987      |     1988      |     1989      |     1990      |     1991
               |               |               |               |
- ---------------|---------------|---------------|---------------|---------------
               |               |               |               |
         1,880 |         1,589 |         1,503 |           267 |           593
         1,433 |           863 |         1,050 |           561 |           163
         2,369 |         1,297 |         1,212 |           910 |           182
        22,215 |         9,305 |         1,919 |           885 |           687
        66,365 |        29,375 |         5,744 |         1,681 |         1,226
    X X X X    |        66,032 |        25,110 |         4,867 |         1,616
    X X X X    |    X X X X    |        59,265 |         8,833 |         3,372
    X X X X    |    X X X X    |    X X X X    |        52,466 |        12,094
    X X X X    |    X X X X    |    X X X X    |    X X X X    |        25,708
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
- -------------------------------------------------------------------------------

- --------------------------------|
|               |               |
|      10       |      11       |
|     1992      |     1993      |
|               |               |
|---------------|---------------|
|               |               |
|           416 |         4,197 |
|           221 |         2,228 |
|           211 |         2,227 |
|           326 |         2,217 |
|           419 |         2,336 |
|           579 |         1,434 |
|         1,135 |         1,579 |
|         5,989 |        11,161 |
|         6,895 |        26,184 |
|        25,682 |        27,163 |
|    X X X X    |        81,792 |
- --------------------------------


        SCHEDULE P - PART 4H - SECTION 1 - OTHER LIABILITY - OCCURRENCE


 ------------------------------------------------------------------------------
|                             | BULK AND INCURRED BUT NOT REPORTED ON LOSSES
|                             |       AND ALLOCATED EXPENSES AT YEAR END
|              1              |                (000 omitted)
|                             |------------------------------------------------
|        Years in Which       |               |               |               |
|          Losses Were        |       2       |       3       |       4       |
|           Incurred          |     1984      |     1985      |     1986      |
|                             |               |               |               |
|-----------------------------|---------------|---------------|---------------|
|                             |               |               |               |
|  1.     Prior ..............|       101,282 |        69,191 |        27,755 |
|  2.     1984................|        62,112 |        35,872 |        17,151 |
|  3.     1985................|    X X X X    |       110,599 |        63,829 |
|  4.     1986................|    X X X X    |    X X X X    |       218,317 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |
|  6.     1988................|    X X X X    |    X X X X    |    X X X X    |
|  7.     1989................|    X X X X    |    X X X X    |    X X X X    |
|  8.     1990................|    X X X X    |    X X X X    |    X X X X    |
|  9.     1991................|    X X X X    |    X X X X    |    X X X X    |
| 10.     1992................|    X X X X    |    X X X X    |    X X X X    |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
               |               |               |               |
       5       |       6       |       7       |       8       |       9
     1987      |     1988      |     1989      |     1990      |     1991
               |               |               |               |
- ---------------|---------------|---------------|---------------|---------------
               |               |               |               |
        42,967 |        35,099 |        37,069 |        25,546 |        23,378
        16,471 |        17,036 |        17,924 |        13,180 |         9,747
        53,998 |        33,355 |        23,934 |        18,626 |        14,627
       132,263 |        94,338 |        79,528 |        60,046 |        39,126
       236,463 |       167,895 |       154,407 |       134,272 |        91,910
    X X X X    |       269,216 |       183,396 |       160,726 |       117,061
    X X X X    |    X X X X    |       272,255 |       216,739 |       165,622
    X X X X    |    X X X X    |    X X X X    |       204,740 |       163,654
    X X X X    |    X X X X    |    X X X X    |    X X X X    |        93,861
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
- -------------------------------------------------------------------------------


- --------------------------------|
|               |               |
|      10       |      11       |
|     1992      |     1993      |
|               |               |
|---------------|---------------|
|               |               |
|        13,803 |         5,570 |
|         8,239 |         4,398 |
|         6,887 |         5,183 |
|        20,458 |         6,279 |
|        50,365 |        18,005 |
|        75,020 |        29,059 |
|       117,792 |        49,468 |
|       127,446 |        78,188 |
|        59,290 |        40,984 |
|        99,255 |        49,614 |
|    X X X X    |        99,868 |
- --------------------------------


      SCHEDULE P - PART 4H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE


 ------------------------------------------------------------------------------
|                             | BULK AND INCURRED BUT NOT REPORTED ON LOSSES
|                             |       AND ALLOCATED EXPENSES AT YEAR END
|              1              |                (000 omitted)
|                             |------------------------------------------------
|        Years in Which       |               |               |               |
|          Losses Were        |       2       |       3       |       4       |
|           Incurred          |     1984      |     1985      |     1986      |
|                             |               |               |               |
|-----------------------------|---------------|---------------|---------------|
|                             |               |               |               |
|  1.     Prior ..............|             0 |             0 |             0 |
|  2.     1984................|             0 |             0 |             0 |
|  3.     1985................|    X X X X    |             0 |             0 |
|  4.     1986................|    X X X X    |    X X X X    |             0 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |
|  6.     1988................|    X X X X    |    X X X X    |    X X X X    |
|  7.     1989................|    X X X X    |    X X X X    |    X X X X    |
|  8.     1990................|    X X X X    |    X X X X    |    X X X X    |
|  9.     1991................|    X X X X    |    X X X X    |    X X X X    |
| 10.     1992................|    X X X X    |    X X X X    |    X X X X    |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
               |               |               |               |
       5       |       6       |       7       |       8       |       9
     1987      |     1988      |     1989      |     1990      |     1991
               |               |               |               |
- ---------------|---------------|---------------|---------------|---------------
               |               |               |               |
             0 |             0 |             0 |             0 |             0
             0 |             0 |             0 |             0 |             0
             0 |             0 |             0 |             0 |             0
             0 |             0 |             0 |             0 |             0
             0 |             0 |             0 |             0 |             0
    X X X X    |             0 |             0 |             0 |             0
    X X X X    |    X X X X    |             0 |             0 |             0
    X X X X    |    X X X X    |    X X X X    |             0 |             0
    X X X X    |    X X X X    |    X X X X    |    X X X X    |        37,342
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
- -------------------------------------------------------------------------------

- --------------------------------|
|               |               |
|      10       |      11       |
|     1992      |     1993      |
|               |               |
|---------------|---------------|
|               |               |
|             0 |             0 |
|             0 |             0 |
|             0 |             0 |
|             0 |             0 |
|             0 |             0 |
|             0 |             0 |
|             0 |             0 |
|             0 |             0 |
|        18,504 |        12,086 |
|        12,296 |        25,500 |
|    X X X X    |        83,813 |
- --------------------------------




          CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
    CONTINENTAL CORPORATION COMBINED SCHEDULE P FOR INSURANCE SEGMENTS
    ..................................................................
				(Name)





 SCHEDULE P - PART 4I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,

                        EARTHQUAKE, GLASS, BURGLARY AND THEFT)


 ------------------------------------------------------------------------------
|                             | BULK AND INCURRED BUT NOT REPORTED ON LOSSES
|                             |       AND ALLOCATED EXPENSES AT YEAR END
|                             |                (000 omitted)
|              1              |------------------------------------------------
|                             |               |               |               |
|        Years in Which       |       2       |       3       |       4       |
|          Losses Were        |               |               |               |
|           Incurred          |     1984      |     1985      |     1986      |
|                             |               |               |               |
|                             |               |               |               |
|-----------------------------|---------------|---------------|---------------|
|                             |               |               |               |
|  1.     Prior ..............|    X X X X    |    X X X X    |    X X X X    |
|  2      1992................|    X X X X    |    X X X X    |    X X X X    |
|  3.     1993................|    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------


- -------------------------------------------------------------------------------
               |               |               |               |
       5       |       6       |       7       |       8       |       9
               |               |               |               |
     1987      |     1988      |     1989      |     1990      |     1991
               |               |               |               |
               |               |               |               |
- ---------------|---------------|---------------|---------------|---------------
               |               |               |               |
    X X X X    |    X X X X    |    X X X X    |    X X X X    |        25,160
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
- -------------------------------------------------------------------------------


- --------------------------------|
|               |               |
|      10       |      11       |
|               |               |
|     1992      |     1993      |
|               |               |
|               |               |
|---------------|---------------|
|               |               |
|         3,529 |           227 |
|        14,163 |         3,440 |
|    X X X X    |        47,826 |
- --------------------------------


                  SCHEDULE P - PART 4J - AUTO PHYSICAL DAMAGE

 ------------------------------------------------------------------------------
|                             | BULK AND INCURRED BUT NOT REPORTED ON LOSSES
|                             |       AND ALLOCATED EXPENSES AT YEAR END
|                             |                (000 omitted)
|              1              |------------------------------------------------
|                             |               |               |               |
|        Years in Which       |       2       |       3       |       4       |
|          Losses Were        |               |               |               |
|           Incurred          |     1984      |     1985      |     1986      |
|                             |               |               |               |
|                             |               |               |               |
|-----------------------------|---------------|---------------|---------------|
|                             |               |               |               |
|  1.     Prior ..............|    X X X X    |    X X X X    |    X X X X    |
|  2      1992................|    X X X X    |    X X X X    |    X X X X    |
|  3.     1993................|    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
               |               |               |               |
       5       |       6       |       7       |       8       |       9
     1987      |     1988      |     1989      |     1990      |     1991
               |               |               |               |
- ---------------|---------------|---------------|---------------|---------------
               |               |               |               |
    X X X X    |    X X X X    |    X X X X    |    X X X X    |        11,156
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
- -------------------------------------------------------------------------------


- --------------------------------|
|               |               |
|      10       |      11       |
|               |               |
|     1992      |     1993      |
|               |               |
|               |               |
|---------------|---------------|
|               |               |
|         3,197 |           663 |
|         9,143 |         2,097 |
|    X X X X    |         5,380 |
- --------------------------------


      SCHEDULE P - PART 4K - FIDELITY, SURETY, FINANCIAL GUARANTY,
                             MORTGAGE GUARANTY

 ------------------------------------------------------------------------------
|                             | BULK AND INCURRED BUT NOT REPORTED ON LOSSES
|                             |       AND ALLOCATED EXPENSES AT YEAR END
|                             |                (000 omitted)
|              1              |------------------------------------------------
|                             |               |               |               |
|        Years in Which       |       2       |       3       |       4       |
|          Losses Were        |               |               |               |
|           Incurred          |     1984      |     1985      |     1986      |
|                             |               |               |               |
|                             |               |               |               |
|-----------------------------|---------------|---------------|---------------|
|                             |               |               |               |
|  1.     Prior ..............|    X X X X    |    X X X X    |    X X X X    |
|  2      1992................|    X X X X    |    X X X X    |    X X X X    |
|  3.     1993................|    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------


- -------------------------------------------------------------------------------
               |               |               |               |
       5       |       6       |       7       |       8       |       9
     1987      |     1988      |     1989      |     1990      |     1991
               |               |               |               |
- ---------------|---------------|---------------|---------------|---------------
               |               |               |               |
    X X X X    |    X X X X    |    X X X X    |    X X X X    |        40,619
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
- -------------------------------------------------------------------------------


- --------------------------------|
|               |               |
|      10       |      11       |
|               |               |
|     1992      |     1993      |
|               |               |
|               |               |
|---------------|---------------|
|               |               |
|        14,895 |         4,015 |
|        29,992 |        11,323 |
|    X X X X    |        25,547 |
- --------------------------------


     SCHEDULE P - PART 4L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH

 ------------------------------------------------------------------------------
|                             | BULK AND INCURRED BUT NOT REPORTED ON LOSSES
|                             |       AND ALLOCATED EXPENSES AT YEAR END
|                             |                (000 omitted)
|              1              |------------------------------------------------
|                             |               |               |               |
|        Years in Which       |       2       |       3       |       4       |
|          Losses Were        |               |               |               |
|           Incurred          |     1984      |     1985      |     1986      |
|                             |               |               |               |
|                             |               |               |               |
|-----------------------------|---------------|---------------|---------------|
|                             |               |               |               |
|  1.     Prior ..............|    X X X X    |    X X X X    |    X X X X    |
|  2      1992................|    X X X X    |    X X X X    |    X X X X    |
|  3.     1993................|    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
               |               |               |               |
       5       |       6       |       7       |       8       |       9
     1987      |     1988      |     1989      |     1990      |     1991
               |               |               |               |
- ---------------|---------------|---------------|---------------|---------------
               |               |               |               |
    X X X X    |    X X X X    |    X X X X    |    X X X X    |         7,086
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
- -------------------------------------------------------------------------------

- --------------------------------|
|               |               |
|      10       |      11       |
|               |               |
|     1992      |     1993      |
|               |               |
|               |               |
|---------------|---------------|
|               |               |
|           438 |            32 |
|         6,370 |           460 |
|    X X X X    |         8,495 |
- --------------------------------


                        SCHEDULE P - PART 4M - INTERNATIONAL

 ------------------------------------------------------------------------------
|                             | BULK AND INCURRED BUT NOT REPORTED ON LOSSES
|                             |       AND ALLOCATED EXPENSES AT YEAR END
|                             |                (000 omitted)
|              1              |------------------------------------------------
|                             |               |               |               |
|        Years in Which       |       2       |       3       |       4       |
|          Losses Were        |               |               |               |
|           Incurred          |     1984      |     1985      |     1986      |
|                             |               |               |               |
|                             |               |               |               |
|-----------------------------|---------------|---------------|---------------|
|                             |               |               |               |
|  1.     Prior ..............|             0 |             0 |             0 |
|  2.     1984................|             0 |             0 |             0 |
|  3.     1985................|    X X X X    |             0 |             0 |
|  4.     1986................|    X X X X    |    X X X X    |             0 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |
|  6.     1988................|    X X X X    |    X X X X    |    X X X X    |
|  7.     1989................|    X X X X    |    X X X X    |    X X X X    |
|  8.     1990................|    X X X X    |    X X X X    |    X X X X    |
|  9.     1991................|    X X X X    |    X X X X    |    X X X X    |
| 10.     1992................|    X X X X    |    X X X X    |    X X X X    |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
               |               |               |               |
       5       |       6       |       7       |       8       |       9
     1987      |     1988      |     1989      |     1990      |     1991
               |               |               |               |
- ---------------|---------------|---------------|---------------|---------------
               |               |               |               |
             0 |             0 |             0 |             0 |             0
             0 |             0 |             0 |             0 |             0
             0 |             0 |             0 |             0 |             0
             0 |             0 |             0 |             0 |             0
             0 |             0 |             0 |             0 |             0
    X X X X    |             0 |             0 |             0 |             0
    X X X X    |    X X X X    |             0 |             0 |             0
    X X X X    |    X X X X    |    X X X X    |         9,301 |         8,397
    X X X X    |    X X X X    |    X X X X    |    X X X X    |         4,739
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
- -------------------------------------------------------------------------------

- --------------------------------|
|               |               |
|      10       |      11       |
|               |               |
|     1992      |     1993      |
|               |               |
|               |               |
|---------------|---------------|
|               |               |
|             0 |             0 |
|             0 |             0 |
|             0 |             0 |
|             0 |             0 |
|             0 |             0 |
|             0 |             0 |
|             0 |             0 |
|         2,518 |         2,695 |
|         1,707 |         2,153 |
|         2,069 |         2,378 |
|    X X X X    |         4,762 |
- --------------------------------




          CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
    CONTINENTAL CORPORATION COMBINED SCHEDULE P FOR INSURANCE SEGMENTS
    ..................................................................
				 (Name)




                    SCHEDULE P - PART 4N - REINSURANCE A


 ------------------------------------------------------------------------------
|                             | BULK AND INCURRED BUT NOT REPORTED ON LOSSES
|                             |       AND ALLOCATED EXPENSES AT YEAR END
|                             |                (000 omitted)
|               1             |------------------------------------------------
|                             |               |               |               |
|        Years in Which       |       2       |       3       |       4       |
|          Losses Were        |     1984      |     1985      |     1986      |
|           Incurred          |               |               |               |
|                             |               |               |               |
|                             |               |               |               |
|-----------------------------|---------------|---------------|---------------|
|  1.     1988................|    X X X X    |    X X X X    |    X X X X    |
|  2.     1989................|    X X X X    |    X X X X    |    X X X X    |
|  3.     1990................|    X X X X    |    X X X X    |    X X X X    |
|  4.     1991................|    X X X X    |    X X X X    |    X X X X    |
|  5.     1992................|    X X X X    |    X X X X    |    X X X X    |
|  6.     1993................|    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
               |               |               |               |
       5       |       6       |       7       |       8       |       9
     1987      |     1988      |     1989      |     1990      |     1991
               |               |               |               |
               |               |               |               |
               |               |               |               |
- ---------------|---------------|---------------|---------------|---------------
    X X X X    |         6,436 |         2,783 |         1,089 |           915
    X X X X    |    X X X X    |         7,933 |         3,195 |         1,795
    X X X X    |    X X X X    |    X X X X    |         8,079 |         4,093
    X X X X    |    X X X X    |    X X X X    |    X X X X    |         8,464
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
- -------------------------------------------------------------------------------

- --------------------------------|
|               |               |
|      10       |      11       |
|     1992      |     1993      |
|               |               |
|               |               |
|               |               |
|---------------|---------------|
|             0 |             0 |
|             0 |             0 |
|             0 |             0 |
|             0 |             0 |
|         4,798 |             0 |
|    X X X X    |             0 |
- --------------------------------


                      SCHEDULE P - PART 4O - REINSURANCE B


 ------------------------------------------------------------------------------
|                             | BULK AND INCURRED BUT NOT REPORTED ON LOSSES
|                             |       AND ALLOCATED EXPENSES AT YEAR END
|                             |                (000 omitted)
|               1             |------------------------------------------------
|                             |               |               |               |
|        Years in Which       |       2       |       3       |       4       |
|          Losses Were        |     1984      |     1985      |     1986      |
|           Incurred          |               |               |               |
|                             |               |               |               |
|                             |               |               |               |
|-----------------------------|---------------|---------------|---------------|
|                             |               |               |               |
|  1.     1988................|    X X X X    |    X X X X    |    X X X X    |
|  2.     1989................|    X X X X    |    X X X X    |    X X X X    |
|  3.     1990................|    X X X X    |    X X X X    |    X X X X    |
|  4.     1991................|    X X X X    |    X X X X    |    X X X X    |
|  5.     1992................|    X X X X    |    X X X X    |    X X X X    |
|  6.     1993................|    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
               |               |               |               |
       5       |       6       |       7       |       8       |       9
     1987      |     1988      |     1989      |     1990      |     1991
               |               |               |               |
               |               |               |               |
               |               |               |               |
- ---------------|---------------|---------------|---------------|---------------
               |               |               |               |
    X X X X    |         9,202 |         9,052 |         6,300 |         5,133
    X X X X    |    X X X X    |        13,994 |        11,719 |         9,407
    X X X X    |    X X X X    |    X X X X    |        16,487 |        10,163
    X X X X    |    X X X X    |    X X X X    |    X X X X    |        13,319
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
- -------------------------------------------------------------------------------

- --------------------------------|
|               |               |
|      10       |      11       |
|     1992      |     1993      |
|               |               |
|               |               |
|               |               |
|---------------|---------------|
|               |               |
|             0 |             0 |
|             0 |             0 |
|             0 |             0 |
|             0 |             0 |
|         1,105 |             0 |
|    X X X X    |             0 |
- --------------------------------


                    SCHEDULE P - PART 4P - REINSURANCE C


 ------------------------------------------------------------------------------
|                             | BULK AND INCURRED BUT NOT REPORTED ON LOSSES
|                             |       AND ALLOCATED EXPENSES AT YEAR END
|                             |                (000 omitted)
|               1             |------------------------------------------------
|                             |               |               |               |
|        Years in Which       |       2       |       3       |       4       |
|          Losses Were        |     1984      |     1985      |     1986      |
|           Incurred          |               |               |               |
|                             |               |               |               |
|                             |               |               |               |
|-----------------------------|---------------|---------------|---------------|
|                             |               |               |               |
|  1.     1988................|    X X X X    |    X X X X    |    X X X X    |
|  2.     1989................|    X X X X    |    X X X X    |    X X X X    |
|  3.     1990................|    X X X X    |    X X X X    |    X X X X    |
|  4.     1991................|    X X X X    |    X X X X    |    X X X X    |
|  5.     1992................|    X X X X    |    X X X X    |    X X X X    |
|  6.     1993................|    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
               |               |               |               |
       5       |       6       |       7       |       8       |       9
     1987      |     1988      |     1989      |     1990      |     1991
               |               |               |               |
               |               |               |               |
               |               |               |               |
- ---------------|---------------|---------------|---------------|---------------
               |               |               |               |
    X X X X    |            59 |            36 |            22 |            19
    X X X X    |    X X X X    |           110 |           104 |            69
    X X X X    |    X X X X    |    X X X X    |            89 |            45
    X X X X    |    X X X X    |    X X X X    |    X X X X    |             6
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
- -------------------------------------------------------------------------------

- --------------------------------|
|               |               |
|      10       |      11       |
|     1992      |     1993      |
|               |               |
|               |               |
|               |               |
|---------------|---------------|
|               |               |
|             0 |             0 |
|             0 |             0 |
|             0 |             0 |
|             0 |             0 |
|             0 |             0 |
|    X X X X    |             0 |
- --------------------------------


                      SCHEDULE P - PART 4Q - REINSURANCE D


 ------------------------------------------------------------------------------
|                             | BULK AND INCURRED BUT NOT REPORTED ON LOSSES
|                             |       AND ALLOCATED EXPENSES AT YEAR END
|                             |                (000 omitted)
|               1             |------------------------------------------------
|                             |               |               |               |
|        Years in Which       |       2       |       3       |       4       |
|          Losses Were        |     1984      |     1985      |     1986      |
|           Incurred          |               |               |               |
|                             |               |               |               |
|                             |               |               |               |
|-----------------------------|---------------|---------------|---------------|
|                             |               |               |               |
|  1.     Prior ..............|             0 |             0 |             0 |
|  2.     1984................|         1,267 |         1,118 |             0 |
|  3.     1985................|    X X X X    |             0 |             0 |
|  4.     1986................|    X X X X    |    X X X X    |             0 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
               |               |               |               |
       5       |       6       |       7       |       8       |       9
     1987      |     1988      |     1989      |     1990      |     1991
               |               |               |               |
               |               |               |               |
               |               |               |               |
- ---------------|---------------|---------------|---------------|---------------
               |               |               |               |
             0 |             0 |             0 |             0 |             0
             0 |             0 |             0 |             0 |             0
             0 |             0 |             0 |             0 |             0
             0 |             0 |             0 |             0 |             0
             0 |             0 |             0 |             0 |             0
- -------------------------------------------------------------------------------

- --------------------------------|
|               |               |
|      10       |      11       |
|     1992      |     1993      |
|               |               |
|               |               |
|               |               |
|---------------|---------------|
|               |               |
|             0 |             0 |
|             0 |             0 |
|             0 |             0 |
|             0 |             0 |
|             0 |             0 |
- --------------------------------


    SCHEDULE P - PART 4R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE


 ------------------------------------------------------------------------------
|                             | BULK AND INCURRED BUT NOT REPORTED ON LOSSES
|                             |       AND ALLOCATED EXPENSES AT YEAR END
|                             |                (000 omitted)
|               1             |------------------------------------------------
|                             |               |               |               |
|        Years in Which       |       2       |       3       |       4       |
|          Losses Were        |     1984      |     1985      |     1986      |
|           Incurred          |               |               |               |
|                             |               |               |               |
|                             |               |               |               |
|-----------------------------|---------------|---------------|---------------|
|                             |               |               |               |
|  1.     Prior ..............|        43,692 |        33,697 |        21,706 |
|  2.     1984................|        18,257 |        11,891 |         7,157 |
|  3.     1985................|    X X X X    |        22,289 |        16,241 |
|  4.     1986................|    X X X X    |    X X X X    |        41,667 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |
|  6.     1988................|    X X X X    |    X X X X    |    X X X X    |
|  7.     1989................|    X X X X    |    X X X X    |    X X X X    |
|  8.     1990................|    X X X X    |    X X X X    |    X X X X    |
|  9.     1991................|    X X X X    |    X X X X    |    X X X X    |
| 10.     1992................|    X X X X    |    X X X X    |    X X X X    |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
               |               |               |               |
       5       |       6       |       7       |       8       |       9
     1987      |     1988      |     1989      |     1990      |     1991
               |               |               |               |
               |               |               |               |
               |               |               |               |
- ---------------|---------------|---------------|---------------|---------------
               |               |               |               |
        22,406 |        19,694 |        20,298 |        10,541 |         3,462
         7,384 |         5,328 |         5,723 |         3,750 |         2,243
        11,578 |        10,802 |         9,958 |         5,159 |         3,912
        25,595 |        24,140 |        21,482 |        15,592 |         8,759
        37,070 |        30,194 |        25,657 |        21,101 |        10,181
    X X X X    |        36,261 |        24,875 |        21,484 |        15,345
    X X X X    |    X X X X    |        22,754 |        17,664 |        14,109
    X X X X    |    X X X X    |    X X X X    |        13,994 |        11,541
    X X X X    |    X X X X    |    X X X X    |    X X X X    |        10,179
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
- -------------------------------------------------------------------------------


- --------------------------------|
|               |               |
|      10       |      11       |
|     1992      |     1993      |
|               |               |
|               |               |
|               |               |
|---------------|---------------|
|               |               |
|         2,593 |         1,809 |
|         1,553 |           869 |
|         2,558 |         1,616 |
|         4,769 |         2,654 |
|         6,294 |         4,413 |
|         6,664 |         6,682 |
|         5,901 |         6,956 |
|         7,223 |         6,335 |
|         8,525 |         7,719 |
|         8,877 |         9,063 |
|    X X X X    |        23,035 |
- --------------------------------


     SCHEDULE P - PART 4R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE


 ------------------------------------------------------------------------------
|                             | BULK AND INCURRED BUT NOT REPORTED ON LOSSES
|                             |       AND ALLOCATED EXPENSES AT YEAR END
|                             |                (000 omitted)
|               1             |------------------------------------------------
|                             |               |               |               |
|        Years in Which       |       2       |       3       |       4       |
|          Losses Were        |     1984      |     1985      |     1986      |
|           Incurred          |               |               |               |
|                             |               |               |               |
|                             |               |               |               |
|-----------------------------|---------------|---------------|---------------|
|                             |               |               |               |
|  1.     Prior ..............|             0 |             0 |             0 |
|  2.     1984................|             0 |             0 |             0 |
|  3.     1985................|    X X X X    |             0 |             0 |
|  4.     1986................|    X X X X    |    X X X X    |             0 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |
|  6.     1988................|    X X X X    |    X X X X    |    X X X X    |
|  7.     1989................|    X X X X    |    X X X X    |    X X X X    |
|  8.     1990................|    X X X X    |    X X X X    |    X X X X    |
|  9.     1991................|    X X X X    |    X X X X    |    X X X X    |
| 10.     1992................|    X X X X    |    X X X X    |    X X X X    |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
               |               |               |               |
       5       |       6       |       7       |       8       |       9
     1987      |     1988      |     1989      |     1990      |     1991
               |               |               |               |
               |               |               |               |
               |               |               |               |
- ---------------|---------------|---------------|---------------|---------------
               |               |               |               |
             0 |             0 |             0 |             0 |             0
             0 |             0 |             0 |             0 |             0
             0 |             0 |             0 |             0 |             0
             0 |             0 |             0 |             0 |             0
             0 |             0 |             0 |             0 |             0
    X X X X    |             0 |             0 |             0 |             0
    X X X X    |    X X X X    |             0 |             0 |             0
    X X X X    |    X X X X    |    X X X X    |             0 |             0
    X X X X    |    X X X X    |    X X X X    |    X X X X    |             0
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X
- -------------------------------------------------------------------------------

- --------------------------------|
|               |               |
|      10       |      11       |
|     1992      |     1993      |
|               |               |
|               |               |
|               |               |
|---------------|---------------|
|               |               |
|             0 |             0 |
|             0 |             0 |
|             0 |             0 |
|             0 |             0 |
|             0 |             0 |
|             0 |             0 |
|             0 |             0 |
|             0 |             0 |
|             0 |             0 |
|             0 |             0 |
|    X X X X    |         1,876 |
- --------------------------------




          CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
    CONTINENTAL CORPORATION COMBINED SCHEDULE P FOR INSURANCE SEGMENTS
    ..................................................................
				   (Name)



                           SCHEDULE P INTERROGATORIES

 -----------------------------------------------------------------------------
|                                                                            |
|                     							     |
|   1.   Computation of excess statutory reserves over statement reserves.   |
|        See Instructions for explanation and formulas.                      |
|                                                                	     |
|        (a) Auto Liability (private passenger and commercial)        	     |
|                                                                	     |
|        1993       $0 ( 75.0%)         1992       $0 ( 75.0%)		     |
|        ----------------------        ----------------------		     |
|        1991       $0 ( 75.0%)                  Total                $0     |
|        ----------------------                  -----------------------     |
|                                                                 	     |
|        (b) Other Liability and Products Liability                          |
|                                                                 	     |
|        1993       $0 ( 60.0%)        1992       $0 ( 60.0%)      	     |
|        ----------------------        ----------------------		     |
|        1991       $0 ( 60.0%)                  Total                $0     |
|        ----------------------                  -----------------------     |
|                                                                            |
|        (c) Medical Malpractice                                             |
|                                                                            |
|        1993      $0 (   60.0%)       1992       $0 ( 60.0%)                |
|        -----------------------       ----------------------		     |
|        1991      $0 (   60.0%)                 Total                $0     |
|        -----------------------                 -----------------------     |
|                                                                            |
|        (d) Workers' Compensation                                           |
|                                                                            |
|        1993      $0 (    75.0%)      1992       $0 ( 75.0%)                |
|        ------------------------      ----------------------		     |
|        1991      $0 (    75.0%)                Total                $0     |
|        ------------------------                -----------------------     |
|                                                                            |
|        (e) Credit                              Total                $0     |
|                                                 -----------------------    |
|                                                                            |
|        (f) All Lines Total (Report here and Page 3)                        |
|                                                 Total                $0    |
|                                                 ------------------------   |
|   2.   What is the extended loss and expense reserve - direct and assumed  |
|        - for the following classes?  An example of an extended	     |
|        expense reserve is the actuarial reserve for the free-tail co	     |
|        arising upon death, disability or retirement in most medical 	     |
|        policies.  Such a liability is to be reported here even if it was   |
|        not reported elsewhere in Schedule P, but otherwise reported as a   |
|        liability item on page 3.  Show the full reserve amount	     |
|        the change during the current year.                       	     |
|                                                                            |
|                                                                            |
|    ----------------------------------------------------------------	     |
|   |  Year in which premiums  |      1      |     2 	 |    3	     |	     |
|   |  were earned and losses  |   Medical   |   Other   | Products  |	     |
|   |       were incurred      | Malpractice | Liability | Liability |	     |
|   |--------------------------|-------------|-----------|-----------|	     |
|   | (a)  1987                |             |           |           |       |
|   | (b)  1988                |             |           |           |       |
|   | (c)  1989                |      50,000 |           |           |       |
|   | (d)  1990                |     150,000 |           |           |       |
|   | (e)  1991                |     300,000 |           |           |       |
|   | (f)  1992                |     400,000 |           |           |       |
|   | (g)  1993                |     500,000 |           |           |       |
|   |--------------------------|-------------|-----------|-----------|	     |
|   | (h)  Totals              |   1,500,000 |         0 |         0 |       |
|    ----------------------------------------------------------------	     |
|                                                                            |
|   3.   The term "Loss expense" includes all payments for legal expenses,   |
|        including attorney's and witness fees and court costs, salaries and |
|        expenses of investigators, adjustors and field men, rents, 	     |
|        stationery, telegraph and telephone charges, postage, salaries and  |
|        expenses of office employees, home office expense and all other     |
|        payments under or on account of such injuries, whether the payments |
|        are allocated to specfic claims or are unallocated.  Are they so    |
|        reported in this statement?					     |
|                                              Answer: Yes[ X ]   No[   ]    |
|									     |
|   4.   The unallocated loss expense payments paid during the most recent   |
|        calendar year should be distributed to the various years in which   |
|        losses were incurred as follows:  (1) 45% to the most recent year,  |
|        (2) 5% to the next most recent year, and (3) the balance to all     |
|        years, including the most recent, in proportion to the amount of    |
|        loss payments paid for each year during the most recent calendar    |
|        year.  If the distribution in (1) or (2) produces an accumlated     |
|        distribution  to such year  in excess of  10% of the premiums	     |
|        earned  for such year, disregarding all distributions made under    |
|        (3), such accumulated distribution should be limited to 10% of	     |
|        premiums earned and the balance distributed in accordance with (3). |
|        Are they so reported in this Statement?			     |
|                                              Answer: Yes[ X ]   No[   ]    |
|                                                                            |
|   5.   Do any  lines in Schedule P include reserves which are  reported    |
|        gross of  any discount to present value of future payments, but are |
|        reported net of such discounts on page 10?                          |
|                                              Answer: Yes[   ]   No[ X ]    |
|                                                                            |
|        If yes,  proper reporting must  be made in the Notes to Financial   |
|        Statements,  as specified in the Instructions. Also, the discount   |
|        must be reported in Schedule P - Part 1, Columns 31 and 32.         |
|                                                                            |
|        Schedule P must be completed gross of non-tabular discounting. Work |
|        papers relating to discount calculations must be available for      |
|        examination upon request.					     |
|                                                                            |
|        Discounting is allowed only if expressly permitted by the state     |
|        insurance department to which this Annual Statment is being filed.  |
|                                                                            |
|   6.   What were the net premiums in force at the end of the year for:     |
|        (in thousands of dollars)                                           |
|                                                    (a) Fidelity   $35,573  |
|                                                    (b) Surety    $110,878  |
|                                                                            |
|   7.   Claim count information is reported (check one)                     |
|        If not the same in all years, explain in Question 8. 		     |
|                                                     (a) per claim    _____ |
|                                                     (b) per claimant __X__ |
|                                                         		     |
|   8.   The information provided in Schedule P will be used by many persons |
|        to estimate the adequacy of the current loss and expense reserves,  |
|        amoung other things.  Are there  any especially significant events, |
|        coverage, retention or accounting changes which have occurred which |
|        must be considered when making such analyses  (An  extended	     |
|        statement  may  be  attached)?  The group commuted a portion of its |
|        total reinsurance with the Workers Compensation Reinsurance Bureau  |
|        (WCB) in December 1993 for the calendar years 1980 through 1992.    |
|        Outlined below are the results of this transaction:                 |
|                                   ASSUMED         CEDED           NET      |
|  Losses Unpaid - Case Basis   $ (97,000,000)  $ (97,000,000)  $         0  |
|  Losses Unpaid - IBNR Basis    (103,000,000)   (111,000,000)    8,000,000  |
|  Losses Paid                   (200,000,000)   (200,000,000)            0  |
|  Losses Incurred              $           0   $  (8,000,000)  $ 8,000,000  |
|                                                                            |
 ----------------------------------------------------------------------------